    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 6, 1998



                                                      REGISTRATION NO. 333-58875

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                             METAL MANAGEMENT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                        5090                                   94-2835068
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



         500 NORTH DEARBORN STREET, SUITE 405, CHICAGO, ILLINOIS 60610

                                 (312) 645-0700

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                             AEROSPACE METALS, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                        5090                                   36-4201748
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                500 FLATBUSH AVENUE, HARTFORD, CONNECTICUT 06141


                                 (860) 522-3123



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                        AMERICAN SCRAP PROCESSING, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            ILLINOIS                                        5090                                   36-3197180
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             2232 SOUTH BLUE ISLAND AVENUE, CHICAGO, ILLINOIS 60608


                                 (773) 254-1200



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                       BRIQUETTING CORPORATION OF AMERICA


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              OHIO                                          5090                                   34-1717995
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                  1645 INDIAN WOOD CIRCLE, MAUMEE, OHIO 43537


                                 (419) 891-4100



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                       CALIFORNIA METALS RECYCLING, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           CALIFORNIA                                       5090                                   95-3297588
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                 9309 RAYO AVENUE, SOUTHGATE, CALIFORNIA 90280


                                 (213) 567-7767



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           CHARLES BLUESTONE COMPANY


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          PENNSYLVANIA                                      5090                                   25-1071576
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             2045 LINCOLN BOULEVARD, ELIZABETH, PENNSYLVANIA 15037


                                 (412) 384-7400



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                               CIM TRUCKING, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ILLINOIS                                        5090                                   36-4035047
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             2232 SOUTH BLUE ISLAND AVENUE, CHICAGO, ILLINOIS 60608


                                 (773) 254-1200



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                                 COMETCO CORP.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ILLINOIS                                        5090                                   36-3199694
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             2232 SOUTH BLUE ISLAND AVENUE, CHICAGO, ILLINOIS 60608


                                 (773) 254-1200



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                           COZZI BUILDING CORPORATION


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ILLINOIS                                        5090                                   36-2588600
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             2232 SOUTH BLUE ISLAND AVENUE, CHICAGO, ILLINOIS 60608


                                 (773) 254-1200



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                            COZZI IRON & METAL, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ILLINOIS                                        5090                                   36-2582686
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             2232 SOUTH BLUE ISLAND AVENUE, CHICAGO, ILLINOIS 60608


                                 (773) 254-1200



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                               C SHREDDING CORP.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ILLINOIS                                        5090                                   36-3716605
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             2232 SOUTH BLUE ISLAND AVENUE, CHICAGO, ILLINOIS 60608


                                 (773) 254-1200



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                               EMCO TRADING, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ARIZONA                                         5090                                   86-0749343
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



              3700 WEST LOWER BUCKEYE ROAD, PHOENIX, ARIZONA 85009


                                 (602) 447-3000



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           FERREX TRADING CORPORATION


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                        5090                                   34-1627973
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                  1645 INDIAN WOOD CIRCLE, MAUMEE, OHIO 43537


                                 (419) 891-4100



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                                  FIRMA, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           CALIFORNIA                                       5090                                   95-3876436
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                 9309 RAYO AVENUE, SOUTHGATE, CALIFORNIA 90280


                                 (213) 567-7767



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                            FIRMA PLASTIC CO., INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           CALIFORNIA                                       5090                                   95-4316294
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                 9309 RAYO AVENUE, SOUTHGATE, CALIFORNIA 90280


                                 (213) 567-7767



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                         HOUSTON COMPRESSED STEEL CORP.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             TEXAS                                          5090                                   74-0693472
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                      90 HIRSCH ROAD, HOUSTON, TEXAS 77029


                                 (713) 671-2900



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                          HOUTEX METALS COMPANY, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             TEXAS                                          5090                                   74-2069895
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                      90 HIRSCH ROAD, HOUSTON, TEXAS 77029


                                 (713) 671-2900



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                             THE ISAAC CORPORATION


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              OHIO                                          5090                                   34-0901723
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                   1645 INDIAN WOOD CIRCLE, MAUMEE, OH 43537


                                 (419) 891-4100



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                           KANKAKEE SCRAP CORPORATION


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ILLINOIS                                        5090                                   36-2657218
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             1000 NORTH WASHINGTON AVENUE, KANKAKEE, ILLINOIS 60901


                                 (815) 933-5011



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          KIMERLING ACQUISITION CORP.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                        5090                                   36-4218674
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                2020 VANDERBILT ROAD, BIRMINGHAM, ALABAMA 35234


                                 (205) 841-6706



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                              MAC LEOD METALS CO.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           CALIFORNIA                                       5090                                   95-2588260
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                 9309 RAYO AVENUE, SOUTHGATE, CALIFORNIA 90280


                                 (213) 567-7767



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                         METAL MANAGEMENT ARIZONA, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ARIZONA                                         5090                                   86-0730945
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



              3700 WEST LOWER BUCKEYE ROAD, PHOENIX, ARIZONA 85009


                                 (602) 447-3000



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                       METAL MANAGEMENT GULF COAST, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                        5090                                   76-0570379
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                 12440 SEAWAY ROAD, GULFPORT, MISSISSIPPI 39503


                                 (228) 868-1764



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                         METAL MANAGEMENT REALTY, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ARIZONA                                         5090                                   74-2783185
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



              3700 WEST LOWER BUCKEYE ROAD, PHOENIX, ARIZONA 85009


                                 (602) 447-3000



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                         MICHAEL SCHIAVONE & SONS, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                        5090                                   06-1516622
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



              234 UNIVERSAL DRIVE, NORTH HAVEN, CONNECTICUT 06473


                                 (203) 782-4200



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                           NAPORANO IRON & METAL CO.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           NEW JERSEY                                       5090                                   22-1449923
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)E



        P.O. BOX 5158, FOOT OF HAWKINS STREET, NEWARK, NEW JERSEY 07105


                                 (973) 344-4570



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          NEWELL RECYCLING WEST, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            COLORADO                                        5090                                   84-0888787
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



            5601 YORK STREET, P.O. BOX 16612, DENVER, COLORADO 80216


                                 (303) 295-2911



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                           NICROLOY ACQUISITION CORP.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                        5090                                   15-5369538
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



 C/O FEDERAL ALLOY CORPORATION, 2600 CHARTIERS AVENUE, PITTSBURGH, PENNSYLVANIA
                                     15204


                                 (412) 331-2100



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                              NIMCO SHREDDING CO.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           NEW JERSEY                                       5090                                   22-1986545
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



        P.O. BOX 5158, FOOT OF HAWKINS STREET, NEWARK, NEW JERSEY 07105


                                 (973) 344-4570



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                                138 SCRAP, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ILLINOIS                                        5090                                   36-4226684
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                   1201 WEST 138TH, RIVERDALE, ILLINOIS 60827


                                 (708) 389-0960



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                            PAULDING RECYCLING, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              OHIO                                          5090                                   34-1844945
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                  1645 INDIAN WOOD CIRCLE, MAUMEE, OHIO 43537


                                 (419) 891-4100



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                          P. JOSEPH IRON & METAL, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              OHIO                                          5090                                   34-1655550
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                 4431 WEST 130TH STREET, CLEVELAND, OHIO 44135


                                 (216) 671-3000



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                             PROLER SOUTHWEST INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             TEXAS                                          5090                                   76-0378431
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                      90 HIRSCH ROAD, HOUSTON, TEXAS 77029


                                 (713) 671-2900



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            PROLER STEELWORKS L.L.C.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                        5090                                   64-0850641
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                      90 HIRSCH ROAD, HOUSTON, TEXAS 77029


                                 (713) 671-2900



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                               R&P HOLDINGS, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                        5090                                   25-1619177
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             2045 LINCOLN BOULEVARD, ELIZABETH, PENNSYLVANIA 15037


                                 (412) 384-4700



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                             R&P REAL ESTATE, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          PENNSYLVANIA                                      5090                                   25-1605103
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             2045 LINCOLN BOULEVARD, ELIZABETH, PENNSYLVANIA 15037


                                 (412) 384-7400



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                    RESERVE IRON & METAL LIMITED PARTNERSHIP


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                        5090                                   34-1658201
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                 4431 WEST 130TH STREET, CLEVELAND, OHIO 44135


                                 (216) 671-3000



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                          SALT RIVER RECYCLING, L.L.C.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ARIZONA                                         5090                                   86-0819529
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                 3640 SOUTH 35TH AVENUE, PHOENIX, ARIZONA 85009


                                 (602) 278-6211



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                             SCRAP PROCESSING, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ILLINOIS                                        5090                                   36-3588940
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             2232 SOUTH BLUE ISLAND AVENUE, CHICAGO, ILLINOIS 60608


                                 (773) 254-1200



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                              SUPERIOR FORGE, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                        5090                                   76-0519943
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



             5302 OCEANUS DRIVE, HUNTINGTON BEACH, CALIFORNIA 92649


                                 (714) 891-0900



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            TORRINGTON SCRAP COMPANY


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                        5090                                   06-1516623
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



              234 UNIVERSAL DRIVE, NORTH HAVEN, CONNECTICUT 06473


                                 (203) 782-4200



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                               TROJAN TRADING CO.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           CALIFORNIA                                       5090                                   95-4327581
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



                 9309 RAYO AVENUE, SOUTHGATE, CALIFORNIA 90280


                                 (213) 567-7767



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                         USA SOUTHWESTERN CARRIER, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            ARIZONA                                         5090                                   86-0749056
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    CLASSIFICATION NUMBER)                     IDENTIFICATION NO.)



              3700 WEST LOWER BUCKEYE ROAD, PHOENIX, ARIZONA 85009


                                 (602) 447-3000



  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ---------------------

                               DAVID A. CARPENTER
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                             METAL MANAGEMENT, INC.
                      500 NORTH DEARBORN STREET, SUITE 405
                            CHICAGO, ILLINOIS 60610
                                 (312) 645-0700

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                   Copies to:
                                 PAUL W. THEISS
                              MAYER, BROWN & PLATT
                            190 SOUTH LASALLE STREET
                          CHICAGO, ILLINOIS 60603-3441
                                 (312) 782-0600
                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effectiveness of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS


                             METAL MANAGEMENT, INC.

                               OFFER TO EXCHANGE
                   ALL 10% SENIOR SUBORDINATED NOTES DUE 2008
                      WHICH HAVE BEEN REGISTERED UNDER THE
                   SECURITIES ACT OF 1933 FOR ALL OUTSTANDING
                     10% SENIOR SUBORDINATED NOTES DUE 2008
                  ($180,000,000 PRINCIPAL AMOUNT OUTSTANDING)


     The Exchange Offer (as defined) and withdrawal rights will expire at 5:00 p.m., New York City time, on November 5, 1998 (as such date may be extended (but not beyond November 19, 1998), the "Expiration Date"). See "The Exchange Offer--Expiration Date; Extensions; Amendments."



     Metal Management, Inc., a Delaware corporation (the "Company"), hereby offers, upon the terms and subject to the conditions set forth in this Prospectus, as it may be amended and supplemented from time to time (the "Prospectus"), and the accompanying Letter of Transmittal (the "Letter of Transmittal," and together with the Prospectus, the "Exchange Offer"), to exchange an aggregate of up to $180,000,000 principal amount of 10% Senior Subordinated Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which this Prospectus forms a part, for an identical face amount of the Company's issued and outstanding 10% Senior Subordinated Notes due 2008 (the "Old Notes") (the Old Notes and the New Notes are collectively referred to herein as the "Notes") from the holders thereof in integral multiples of $1,000. See "The Exchange Offer."


     The Company will accept for exchange any and all Old Notes that are validly tendered prior to 5:00 p.m., New York City time, on the Expiration Date. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, otherwise such tenders are irrevocable. The Exchange Offer is not conditioned upon any minimum principal amount of the Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain customary conditions and to the terms and provisions of the Exchange and Registration Rights Agreement, dated as of May 13, 1998 (the "Registration Rights Agreement"), among the Company, the Guarantors (as defined herein) and Goldman, Sachs & Co., BT Alex. Brown Incorporated and Salomon Brothers Inc (collectively, the "Initial Purchasers"). See "The Exchange Offer."

                                                        (continued on next page)
                               ------------------

SEE "RISK FACTORS" BEGINNING ON PAGE 14 FOR A DISCUSSION OF CERTAIN RISKS THAT
       SHOULD BE CONSIDERED BY HOLDERS IN EVALUATING THE EXCHANGE OFFER.
                               ------------------

THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
           OFFENSE.
                               ------------------


                The date of this Prospectus is October 7, 1998.

     An aggregate of $180 million principal amount of Old Notes were sold by the Company to the Initial Purchasers on May 13, 1998 (the "Closing Date") without registration under the Securities Act, in reliance upon exemptions therefrom, pursuant to a Purchase Agreement, dated May 8, 1998 (the "Purchase Agreement"), among the Company, the Guarantors and the Initial Purchasers. The Company has been advised that the Initial Purchasers subsequently resold the Old Notes in reliance on Rule 144A under the Securities Act ("Rule 144A") and Regulation S under the Securities Act ("Regulation S"). The Company and the Initial Purchasers also entered into the Registration Rights Agreement, pursuant to which the Company granted certain registration rights for the benefit of the holders of the Old Notes (the "Holders").

     The Old Notes were, and the New Notes will be, issued under the Indenture, dated as of May 13, 1998 (the "Indenture"), among the Company, the Guarantors and LaSalle National Bank, as trustee (in such capacity, the "Trustee"). As of the date of this Prospectus, there are $180,000,000 aggregate principal amount of Old Notes outstanding. The form and terms of the New Notes will be identical in all material respects to the form and terms of the Old Notes, except that (i) the New Notes have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof, (ii) holders of New Notes will not be entitled to receive any liquidated damages ("Liquidated Damages") thereon pursuant to certain circumstances under the Registration Rights Agreement and (iii) holders of New Notes will no longer be entitled to certain other rights under the Registration Rights Agreement.

     Interest on the Notes is payable semi-annually in arrears on each May 15 and November 15, commencing on November 15, 1998. Holders whose Old Notes are accepted for exchange will have the right to receive interest accrued thereon from the date of their original issuance or the last interest payment date, as applicable, to, but not including, the date of issuance of the New Notes, such interest to be payable with the first interest payment on the New Notes. Interest on the Old Notes accepted for exchange will cease to accrue on the day prior to the issuance of the New Notes. The New Notes will mature on May 15, 2008. See "Description of the New Notes--Principal, Maturity and Interest."

     The New Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after May 15, 2003, at the redemption prices set forth herein, plus accrued and unpaid interest thereon, if any, to the date of redemption. In addition, on or prior to May 15, 2001, the Company may redeem up to 35% of the originally issued aggregate principal amount of the Notes, at a redemption price of 110% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date, with the net proceeds of an Equity Offering (as defined herein); provided, that not less than $117.0 million in aggregate principal amount of New Notes is outstanding immediately after giving effect to such redemption. Following the occurrence of a Change of Control (as defined herein), the Company will be required to make an offer to repurchase the New Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of purchase. See "Description of the New Notes--Optional Redemption" and "--Repurchase at the Option of Holders--Change of Control."


     The New Notes will represent unsecured senior subordinated obligations of the Company and will be subordinated in right of payment to all existing and future Senior Debt (as defined herein) of the Company. The New Notes will be fully and unconditionally guaranteed (the "Guarantee") on an unsecured senior subordinated basis by the Guarantors, each a wholly-owned subsidiary of the Company. As of September 30, 1998, the Company had approximately $165.0 million of Senior Debt outstanding.


     The New Notes are being offered hereby in order to satisfy certain obligations of the Company contained in the Registration Rights Agreement. The Company is making the Exchange Offer in reliance on the position of the staff of the Securities and Exchange Commission (the "Commission") as set forth in certain interpretive letters addressed to third parties in other transactions. However, the Company has not sought its own interpretive letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as it has in such interpretive letters to third parties. Based on these interpretations by the staff of the Commission, the Company believes that New Notes issued pursuant to the Exchange Offer to a holder in exchange for Old Notes may be offered for resale, resold and otherwise transferred by a holder (other than (i) a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (ii) an

"affiliate" of the Company within the meaning of Rule 405 under the Securities Act, or (iii) a broker-dealer who acquired the Old Notes as a result of market-making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided, that such holder is acquiring the New Notes in the ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities
Act) of the New Notes. Holders wishing to accept the Exchange Offer must represent to the Company, as required by the Registration Rights Agreement, that such conditions have been met. Any holder of Old Notes who is not able to rely on the interpretations of the staff of the Commission set forth in the above-mentioned interpretive letters must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Old Notes unless such sale is made pursuant to an exemption from such requirements. See "The Exchange Offer--Resales of New Notes."

     Each broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer must acknowledge that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and must agree that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Based on the position taken by the staff of the Commission in the interpretive letters referred to above, the Company believes that broker-dealers who acquired Old Notes for their own accounts as a result of market-making or other trading activities ("Restricted Broker-Dealers") may fulfill their prospectus delivery requirements with respect to the New Notes received upon exchange of such Old Notes (other than Old Notes which represent an unsold allotment from the original sale of the Old Notes) with a prospectus meeting the requirements of the Securities Act, which may be the prospectus prepared for an exchange offer so long as it contains a description of the plan of distribution with respect to the resale of such New Notes. Accordingly, the Company believes that this Prospectus, as it may be amended or supplemented from time to time, may be used by a Restricted Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired by such Restricted Broker-Dealer for its own account as a result of market-making or other trading activities. Subject to certain provisions set forth in the Registration Rights Agreement, the Company has agreed that this Prospectus may be used by a Restricted Broker-Dealer in connection with resales of such New Notes. See "Plan of Distribution." However, a Restricted Broker-Dealer who intends to use this Prospectus in connection with the resale of New Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Restricted Broker-Dealer. Such notice may be given in the space provided for that purpose in the Letter of Transmittal or may be delivered to the Exchange Agent at one of the addresses set forth herein under "The Exchange Offer--Exchange Agent; Assistance." Any Restricted Broker-Dealer who is an "affiliate" of the Company may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. See "The Exchange Offer--Resales of New Notes."

     In that regard, each Restricted Broker-Dealer who surrenders Old Notes pursuant to the Exchange Offer will be deemed to have agreed, by execution of the Letter of Transmittal, that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in this Prospectus untrue in any material respect or which causes this Prospectus to omit to state a material fact necessary in order to make the statements contained herein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Restricted Broker-Dealer will suspend the sale of New Notes pursuant to this Prospectus until the Company has amended or supplemented this Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such Restricted Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be.

     The New Notes issued pursuant to this Exchange Offer will be issued in the form of a Global New Note (as defined herein), which will be deposited with, or on behalf of, The Depository Trust Company ("DTC") and registered in its name or in the name of Cede & Co., its nominee. Beneficial interests in the Global New

Note representing the New Notes will be shown on, and transfers thereof will be effected through, records maintained by DTC and its participants. Notwithstanding the foregoing, Old Notes held in certificated form, if any, will be exchanged solely for Certificated New Notes (as defined herein). After the initial issuance of the Global New Note, Certificated New Notes will be issued in exchange for interests in the Global New Note only on the terms set forth in the Indenture. See "Description of the New Notes."

     The Company will not receive any proceeds from this offering, but, pursuant to the Registration Rights Agreement, the Company will bear certain registration expenses. No underwriter is being utilized in connection with the Exchange Offer.

     THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL THE COMPANY ACCEPT SURRENDERS FOR EXCHANGE FROM, HOLDERS OF OLD NOTES IN ANY JURISDICTION IN WHICH THE EXCHANGE OFFER OR THE ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES OR BLUE SKY LAWS OF SUCH JURISDICTION.

     THIS PROSPECTUS AND THE RELATED LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION. HOLDERS OF OLD NOTES ARE URGED TO READ THIS PROSPECTUS AND THE RELATED LETTER OF TRANSMITTAL CAREFULLY BEFORE DECIDING WHETHER TO TENDER THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER.

                             AVAILABLE INFORMATION


     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, and, in accordance therewith, files reports, proxy and information statements and other information with the Commission. Such reports, proxy and information statements and other information concerning the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, and from the Commission's worldwide web site at http://www.sec.gov. The Company's common stock, par value $.01 per share ("Common Stock"), is currently traded on NASDAQ. Information filed by the Company with NASDAQ may be inspected through EDGAR, the Commission's on-line filing service.



     This Prospectus constitutes a part of a registration statement on Form S-4 (together with all amendments and exhibits, the "Registration Statement") filed by the Company with the Commission under the Securities Act. This Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. The information so omitted may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fees prescribed by the Commission and from the Commission's worldwide web site. Statements contained herein concerning the provisions of any document provide a description of the material terms of the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is subject to and qualified in its entirety by such reference. Reference is made to such Registration Statement and to the exhibits relating thereto for further information with respect to the Company and the securities offered hereby.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents have been filed with the Commission and are incorporated herein by reference (Commission File No. 0-14836):

     1. The Company's Annual Report on Form 10-K for the year ended March 31, 1998.

     2. The Company's Proxy Statement dated November 20, 1997 (relating to the acquisition of Cozzi Iron & Metal, Inc. and including historical and pro forma financial statements).


     3. The Company's Current Report on Form 8-K dated March 31, 1998 (describing the Company's Senior Credit Facility).



     4. The Company's Quarterly Report on Form 10-Q/A for the quarter ended December 31, 1997.



     5. The Company's Current Report on Form 8-K dated May 1, 1998 (relating to the acquisition of Aerospace Metals, Inc. and its consolidated subsidiaries and including historical and pro forma financial statements).



     6. The Company's Current Report on Form 8-K dated May 1, 1998 (relating to risk factors that could affect the Company's future financial condition).



     7. The Company's Current Report on Form 8-K dated May 13, 1998 (relating to the sale by the Company of the Old Notes).



     8. The Company's Current Report on Form 8-K dated July 1, 1998 (providing supplementary consolidated financial statements of the Company that give effect to the Company's merger with R&P Holdings, Inc. accounted as a pooling of interests).



     9. The Company's Current Report on Form 8-K (and amendment thereto on Form 8-K/A) dated July 1, 1998 (relating to the acquisition of Naporano Iron & Metal Co. and including historical and pro forma financial statements).

     10. The Company's Quarterly Report on Form 10-Q (and amendment thereto on Form 10-Q/A) for the quarter ended June 30, 1998.



     11. The Company's Current Report on Form 8-K dated October 5, 1998 (providing consolidated financial statements of the Company that give effect to the Company's merger with R&P Holdings, Inc. accounted as a pooling of interests and reporting certain amendments to the Company's $250 million Senior Credit Facility).



     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the Expiration Date shall be deemed to be incorporated by reference in this Prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained in any other subsequently filed document which also is incorporated or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this Prospectus.


     The making of a modifying or superseding statement shall not be deemed an admission that the modified or superseded statement, when made, constituted a misrepresentation, as untrue statement of material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

     The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Prospectus has been delivered, on the written or oral request of any such person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in this Prospectus, other than exhibits to such documents. Written or telephonic requests for such documents should be directed to Metal Management, Inc., 500 North Dearborn Street, Suite 405, Chicago, Illinois 60610, Attention:
David A. Carpenter, Vice President, General Counsel and Secretary (telephone number: 312-645-0700). In order to assure timely delivery of the documents, any request should be made not later than five business days prior to the Expiration Date.

                           FORWARD-LOOKING STATEMENTS

     Certain statements contained in this Prospectus under "Prospectus Summary," in addition to certain statements contained elsewhere in this Prospectus, including statements qualified by the words "believes", "intends", "anticipates", "expects" and words of similar import, are "forward-looking statements" made in reliance upon the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, and are thus prospective. As such, they involve risks and uncertainties and are subject to change at any time. These statements reflect the Company's current expectations regarding the future profitability of the Company and its subsidiaries and the benefits to be derived from the Company's execution of its industry consolidation strategy. As discussed in the Company's Annual Report on Form 10-K, filed June 23, 1998, some of the factors which could affect the Company's performance include, among other things; the effects of leverage on the Company, immediate and future capital requirements, risk of dilution to existing shareholders, potential inability to control growth or to successfully integrate acquired businesses, limited operating history, cyclicality of the metals recycling industry, potential inability to complete pending acquisitions, commodity price fluctuations, compliance with environmental, health and safety and other regulatory requirements applicable to the Company, potential environmental liability, risk of deterioration in relations with labor unions, control by principal stockholders and dependence on key management, dependence on suppliers of scrap metals, concentration of customer risk, competition in the scrap metals industry, availability of scrap alternatives, stock market volatility and year 2000 compliance. All such forward-looking statements are subject to such risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These and other risks, uncertainties and other factors are discussed under the heading "Risk Factors." Holders of Notes are urged to carefully consider such factors.

                               PROSPECTUS SUMMARY


     The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information, including the historical and pro forma financial statements and the notes thereto, appearing elsewhere in this Prospectus. Unless otherwise indicated, all references in this Prospectus to "Metal Management" or the "Company" refer to Metal Management, Inc., a Delaware corporation, and its direct and indirect consolidated subsidiaries.


                                  THE COMPANY

INTRODUCTION


     Metal Management is one of the largest and fastest-growing full-service metals recyclers in the United States, with 59 recycling facilities in 14 states. The Company is a leading consolidator in the metals recycling industry and has achieved this position primarily through the implementation of its national strategy of completing and integrating regional acquisitions. The Company believes that its consolidation strategy will enhance the competitive position and profitability of the operations that it acquires through improved managerial and financial resources and increased economies of scale. Since entering the recycling industry in April 1996, and giving effect to the Company's merger, accounted as a pooling of interest, with Bluestone (as defined herein), the Company has increased its revenues from $141.8 million for the year ended March 31, 1997 to $570.0 million for the year ended March 31, 1998. Pre-tax income from continuing operations plus interest expense (including amortization of debt issuance costs), depreciation and amortization, and excluding non-recurring expenses and other non-operating income and expenses ("Adjusted EBITDA") has also increased from $1.4 million for the year ended March 31, 1997 to $24.3 million for the year ended March 31, 1998. On a pro forma basis, after giving effect to the Pro Forma Operating Statement Acquisitions (as defined herein), the Company's revenues and Pro Forma Adjusted EBITDA (as defined herein) for the year ended March 31, 1998 would have been $1.02 billion and $43.1 million, respectively.



     Metal Management is primarily engaged in the collection and processing of ferrous and non-ferrous metals for resale to metals brokers, steel producers, and producers and processors of other metals. The Company collects industrial scrap and obsolete scrap, processes it into reusable forms and supplies the recycled metals to its customers, including mini-mills, integrated steel mills, foundries and metals brokers. The Company believes that it provides one of the most comprehensive offerings of both ferrous and non-ferrous scrap metals in the industry. The Company's ferrous products primarily include shredded, sheared, hot briquetted, cold briquetted and bundled scrap and broken furnace iron. The Company also processes non-ferrous metals, including aluminum, copper, stainless steel, brass, titanium and high-temperature alloys, using similar techniques and through application of the Company's proprietary technologies. For the year ended March 31, 1998, the Company sold approximately 3.1 million tons of ferrous scrap and approximately 400.2 million pounds of non-ferrous scrap.



     According to government sources, the total revenues generated in the metals recycling industry in 1995 were approximately $19.3 billion. The Company believes that the metals recycling industry has grown in recent years due in part to the increased use of ferrous metals by mini-mill steel producers who utilize electric arc furnace ("EAF") technology. The increase in domestic steel EAF production from 14.9 million net tons (11.1% of total domestic steel production) in 1966 to 46.4 million net tons (43.2% of total domestic steel production) in 1997 has resulted in strong demand for processed ferrous scrap, the primary raw material used in EAF production. Notwithstanding the recent adverse market conditions in the steel and metals sector, the Company believes that increases in EAF production will result in continued strong demand for its ferrous metals. In addition, the Company believes that long-term demand for processed non-ferrous scrap will increase due to, among other things, the industrialization of lesser developed countries and increased utilization of aluminum and copper in the automotive industry.


     The Company believes that there are over 3,000 independent metals recyclers in North America. Because of the highly fragmented nature of the industry, the Company believes that no single metals recycler has a significant share of the national processed scrap market, even though certain recyclers may have a significant share of their local or regional market. The metals recycling industry has recently begun to experience local market consolidation similar to the consolidation that has occurred and continues to occur within the municipal solid waste industry. This consolidation is due in large part to increasing capital requirements resulting from more stringent environmental and governmental regulations and the desire by owners of family-operated recyclers to gain liquidity by selling their closely held businesses to a publicly traded company.

     The Company's objective is to continue to grow through targeted acquisitions of scrap metals recyclers. The Company plans to continue to follow its national strategy of regional-based acquisitions by acquiring larger "hub" companies in major metropolitan or regional markets and complementing such companies' operations and management with smaller "tuck-in" acquisitions. See "--Business Strategy--Continue Regional-Based Acquisitions."

COMPANY STRENGTHS

     Market Leadership in Major Metropolitan and Regional Markets. In executing its acquisition strategy, the Company has focused on establishing a significant presence in major metropolitan or regional markets, where sources of prime industrial and obsolete scrap (i.e., automobiles and industrial equipment) are more readily available and from where the Company believes it can better serve its customers. As a result, the Company has become one of the leading metals recyclers in the Chicago, Phoenix, Cleveland, Houston, Pittsburgh and Los Angeles metropolitan markets.

     Strong Operational Management. The Company believes that the scrap metals recycling business is, and will continue to be, locally and regionally based. As a result, Metal Management has adopted a philosophy of decentralized operational management, which it believes promotes the continued successful management of its acquired companies. In considering its core regional acquisitions, the Company has targeted regional leaders in the scrap metals industry with proven operational management capabilities. Following these acquisitions, the Company has generally retained the services of the acquired companies' senior management teams through the use of multi-year employment agreements and also provided incentives for such managers to contribute to the growth and profitability of the Company through the use of stock options and warrants.

     Proven Integration Synergies. The Company believes that the operations of its acquired companies have benefitted, and will continue to benefit, from joining the Metal Management group of companies. The Company believes that the metals recycling industry is becoming more capital-intensive and that production efficiencies are best realized by, among other things, the purchase and maintenance of sophisticated equipment (such as automobile shredders) and the sharing of information concerning sources of raw scrap, production technologies and customer needs. Accordingly, the Company believes that its regional "hub and spoke" acquisition strategy has benefitted, and will continue to benefit, the operations of its acquired companies by making available to such companies, often for the first time, access to greater financial resources, complementary regional management, purchasing strength in raw scrap and increased distribution channels. As a further effort to identify synergies, the Company has created the Office of the President, in which its senior management and regional managers participate to provide a forum for the sharing of "best practices" and the exchange of other ideas among the Company's regional operations.

     Favorable Distribution Channels. The Company believes that many of its facilities are situated in locations that afford the Company competitive advantages in distribution efficiency, both in terms of cost and reliability. The Company believes that water transportation is the most cost-effective manner to ship scrap metals over long distances. A significant portion of the Company's revenues are generated by operations that have direct or convenient access to water or rail transportation. Such water or rail access significantly expands the markets for the Company's products, particularly the markets for ferrous scrap.

     Broad Product Offering. The Company has a broad product offering in both ferrous and non-ferrous metals. The Company's ferrous products include shredded, sheared and hot briquetted, cold briquetted and bundled scrap and broken furnace iron. The Company's non-ferrous products include aluminum, copper, stainless steel and high temperature alloys. The Company believes it currently offers one of the most comprehensive lines of products available within its markets. By offering a broad range of products, the Company's customers are able to purchase all of their scrap metal needs from one supplier, thus reducing the administrative and logistical burden associated with supporting multiple supplier relationships. In addition, the Company's size and processing capabilities allow it to offer pre-packaged blends of scrap metals that are immediately available for melting upon delivery to customers, thereby eliminating the time and space required for customers to purchase and blend various metals themselves to meet particular chemistry requirements. The Company also continually seeks to develop and introduce new products. For example, the Company has invested in sophisticated processing equipment capable of producing the type of "clean" ferrous scrap that is increasingly demanded by companies using EAF technology. This "clean" ferrous scrap, which contains fewer contaminants such as lead, copper and other non-ferrous metals, commands a premium over the prices charged for other ferrous products. The Company is currently a significant supplier to companies such as Nucor Corporation, United States Steel International, Inc., Inland Steel Industries Inc., North Star Steel Co. and General Motors Corporation. By working with its major customers to provide a reliable and broad product mix and applying the knowledge gained to the rest of its business, the Company believes that it can better develop mutually beneficial partnerships with all of its customers.

BUSINESS STRATEGY

     Continue Regional-Based Acquisitions. The Company intends to continue to grow by implementing its national strategy of completing and integrating regional acquisitions. The Company's acquisition strategy is to acquire scrap metals processors in large metropolitan or regional markets that will serve as platform companies for subsequent "tuck-in" acquisitions of smaller metals processors. The Company believes that the highly fragmented nature of the scrap metals recycling industry offers significant opportunities for acquisitions that meet these criteria and allows for the execution of its acquisition strategy. By aggressively pursuing this consolidation strategy within the highly fragmented and growing metals recycling industry, the Company believes that it can enhance the competitive position and profitability of the operations that it acquires through improved managerial and financial resources and increased economies of scale. The Company also believes that the geographic diversity resulting from the implementation of its acquisition strategy will reduce its vulnerability to the dynamics of any particular local or regional market. Furthermore, the Company believes that multi-regional and national steel manufacturers and other customers for the Company's ferrous and non-ferrous scrap will increasingly prefer to do business with processed scrap suppliers, such as Metal Management, that can provide a dependable quantity and quality of processed scrap, as well as a high degree of service.

     Develop and Foster Mutually Beneficial Customer Relationships. The Company believes that scrap metals recyclers have historically competed primarily on the basis of price, seeking the highest possible price for processed scrap through negotiation and attempting to sell more processed scrap when the market prices for scrap are highest. The Company believes, however, that competing in such a manner focuses on short-term gain at the expense of long-term profitability. The Company's strategy, instead, focuses on establishing long-term customer relationships. The Company believes that it can develop better relationships with its customers by using its numerous processing facilities to provide them with a consistent supply of high-quality processed scrap, thereby building "partnership-type" relationships that the Company believes will be longer-lasting, more stable and profit enhancing.

     Maximize Inventory Turnover. In order to improve the efficiency and profitability of its processing operations, the Company's business strategy is to maximize the turnover of its scrap metals inventory, as opposed to collecting scrap and holding it in speculation of higher unit prices. The Company believes that this strategy of reducing cycle time serves to reduce exposure to price fluctuations in the markets for scrap metals. The Company also believes that this strategy is beneficial to customer relationships, because it allows customers to depend on a reliable and steady supply of scrap metals that is not subject to volume limitations during periods of changing prices.

     Decentralized Management and Incentives. An important element of the Company's acquisition strategy is to identify companies with strong, stable and well-respected management. Metal Management recognizes that business practices and strategies in the scrap metals industry differ, sometimes significantly, among metropolitan and regional markets. As a result, the Company manages its recycling operations on a decentralized basis. To secure the continuity of strong local management, the Company generally seeks to execute multi-year employment agreements with the senior management of the "hub" acquisitions for each particular metropolitan or regional market. In addition, the Company often pays a significant portion of the purchase price for its acquisitions in restricted Common Stock and also makes use of warrants and options to acquire Common Stock, resulting in the Company's management having significant incentive to maximize the operating performance of the Company's subsidiaries.

ACQUISITION STRATEGY


     Since entering the scrap metals recycling business in April 1996, the Company has consummated 24 acquisitions (hereinafter, the "Completed Acquisitions") and now operates recycling facilities at 59 locations in 14 states. In pursuing its acquisition strategy, the Company seeks to identify companies that meet certain acquisition criteria which the Company believes suggest a strong potential for future growth.


     The Company seeks to identify companies that (i) have a successful operating history; (ii) are located in major metropolitan or regional markets (population of 1,000,000 or more) and present synergies with existing or planned acquisition candidates in a particular region; (iii) offer strong management which can be retained following an acquisition; (iv) complement the Company's regional and national customer base; (v) have a history of high integrity in their management and operations; (vi) have convenient access to water or rail transportation facilities; (vii) do not present serious environmental or regulatory issues; and (viii) either have existing shredder operations or the ability to support the installation of such equipment. While a target company does not have to meet all of the acquisition criteria, it is important that a metropolitan or regional "hub" company meet most of the criteria and that other acquisition candidates that can complement the operations of the "hub" company are identified within a region.

     Once an acquisition candidate has been identified, the Company conducts financial, legal and operational due diligence investigations of the target company. This due diligence investigation will generally include an environmental site assessment and a review of the target company's environmental compliance procedures and practices, a review of the legal and regulatory affairs of the target and a review of the target company's financial books and records, including an independent audit of its financial statements, in certain cases.

     Set forth below is a table identifying the recycling operations acquired by the Company since April 1996:


                                                                    LOCATION OF
                                                                PRINCIPAL PROCESSING           DATE OF
                          NAME                                       FACILITIES              ACQUISITION
                          ----                             ------------------------------   -------------
EMCO Recycling Corp. ("EMCO Recycling")(1)                 Phoenix, Arizona                 April 1996
California Metals Recycling, Inc., Firma, Inc., Firma      Los Angeles County, California   January 1997
  Plastic Co., Inc., MacLeod Metals Co. and Trojan
  Trading Co. (collectively, the "MacLeod Companies")
HouTex Metals Company, Inc. ("HouTex")                     Houston, Texas                   January 1997
Reserve Iron & Metal Limited Partnership ("Reserve Iron    Cleveland, Ohio                  May 1997
  & Metal")(2)                                             Chicago, Illinois
                                                           Attalla, Alabama
Briquetting Corporation of America, Ferrex Trading         Bryan, Ohio                      June 1997
  Corporation, The Isaac Corporation and Paulding          Cleveland, Ohio
  Recycling, Inc. (collectively, the "Isaac Group")        Dayton, Ohio
                                                           Defiance, Ohio
Proler Southwest Inc. and Proler Steelworks L.L.C.         Houston, Texas                   August 1997
  (collectively, "Proler Southwest")                       Jackson, Mississippi
Cozzi Iron & Metal, Inc. ("Cozzi Iron & Metal")(3)         Chicago, Illinois                December 1997
                                                           East Chicago, Indiana
                                                           Pittsburgh, Pennsylvania
                                                           Memphis, Tennessee
Kankakee Scrap Corporation ("Kankakee Scrap")              Kankakee, Illinois               December 1997
Houston Compressed Steel Corp. ("Houston Compressed")      Houston, Texas                   January 1998
Aerospace Metals, Inc. ("Aerospace")                       Hartford, Connecticut            January 1998
Salt River Recycling, L.L.C. ("Salt River")(4)             Phoenix, Arizona                 January 1998
Accurate Iron & Metal Co. ("Accurate Iron & Metal")(5)     Franklin Park, Illinois          February 1998
Superior Forge, Inc. ("Superior Forge")                    Huntington Beach, California     March 1998
Ellis Metals, Inc. ("Ellis Metals")                        Tucson, Arizona                  March 1998
Midwest Industrial Metals Corp. ("Midwest                  Chicago, Illinois                April 1998
  Industrial")(5)
138 Scrap, Inc. and Katrick, Inc. ("138 Scrap")            Riverdale, Illinois              May 1998
R&P Holdings, Inc., Charles Bluestone Company and R&P      Elizabeth, Pennsylvania          May 1998
  Real Estate, Inc. (collectively, "Bluestone")(6)         Sharon, Pennsylvania
Goldin Industries, Inc., Goldin Industries Louisiana,      Gulfport, Mississippi            June 1998
  Inc. and Goldin of Alabama, Inc. (collectively, the      Mobile, Alabama
  "Goldin Companies")(7)                                   Harvey, Louisiana
Newell Recycling of Denver, Inc. and Newell Recycling of   Denver, Colorado                 June 1998
  Utah, L.L.C. (collectively, "Newell Recycling")(8)       Colorado Springs, Colorado
Naporano Iron & Metal, Co. and Nimco Shredding Co.         Newark, New Jersey               July 1998
  (collectively, "Naporano")
Michael Schiavone & Sons, Inc. and related entities        North Haven, Connecticut         July 1998
  (collectively, "Schiavone")                              Torrington, Connecticut
M. Kimerling & Sons, Inc. ("Kimerling")                    Birmingham, Alabama              July 1988
Nicroloy Company ("Nicroloy")                              Heidelberg, Pennsylvania         July 1998
Midwest Metallics L.P.(5)                                  Chicago, Illinois                July 1998


---------------
(1) On March 12, 1998, EMCO Recycling changed its legal name to Metal Management Arizona, Inc. ("Metal Management Arizona").

(2) The Attalla, Alabama recycling facility is operated through a joint venture in which the Company's subsidiary, Reserve Iron & Metal, holds a 50% interest.

(3) The Memphis, Tennessee recycling facility is operated through a joint venture in which the Company's subsidiary, Cozzi Iron & Metal, holds a 50% interest.

(4) At the time it was acquired by the Company, Cozzi Iron & Metal held a 50% joint venture interest in Salt River.


(5) The Company purchased substantially all of the assets of Accurate Iron & Metal and certain of the assets of Midwest Industrial and Midwest Metallics L.P., all of which have been integrated into the Company's Cozzi Iron & Metal operations.


(6) The Sharon, Pennsylvania recycling facility is operated through a joint venture in which the Company's subsidiary, Bluestone, holds a 50% interest.

(7) A new subsidiary, Metal Management Gulf Coast, Inc. ("Metal Management Gulf Coast"), was formed with which the Company purchased substantially all of the scrap metal assets of the Goldin Companies.


(8) A new subsidiary, Newell Recycling West, Inc. ("Newell Recycling West"), was formed and merged with Newell Recycling of Denver, Inc. (with Newell Recycling West surviving the merger). Concurrently therewith, Newell Recycling West purchased substantially all of the scrap metal assets of Newell Recycling of Utah, L.L.C.

                               THE EXCHANGE OFFER

Securities Offered.........  Up to $180,000,000 principal amount of 10% Senior
                             Subordinated Notes due 2008, which have been registered under the Securities Act. The terms of the New Notes and the Old Notes are identical in all material respects, except for certain transfer restrictions, additional interest provisions and certain other registration rights relating to the Old Notes described below under "Description of the New Notes."

The Exchange Offer.........  The Company is offering, upon the terms and subject to the conditions set forth herein and in the accompanying Letter of Transmittal, to exchange $1,000 in principal amount of the New Notes for each $1,000 in principal amount of the outstanding Old Notes. The issuance of the New Notes is intended to satisfy obligations of the Company contained in the Registration Rights Agreement. As of the date of this Prospectus, $180 million in aggregate principal amount of the Old Notes is outstanding. The Company will issue the New Notes to holders that validly tender Old Notes on or promptly after the Expiration Date. See "The Exchange Offer--Terms of the Exchange Offer."


Expiration Date............  5:00 p.m., New York City time, on November 5, 1998, as the same may be extended. See "The Exchange Offer--Expiration Date; Extensions; Amendments."


Conditions of the Exchange
Offer; Extensions;
Amendments.................  The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain customary conditions and to the terms and provisions of the Registration Rights Agreement. The Company expressly reserves the right, in its sole and absolute discretion, (i) to delay accepting any Old Notes, (ii) to extend the Exchange Offer, (iii) if any of the conditions set forth under "The Exchange Offer --Conditions of the Exchange Offer" shall not have been satisfied, to terminate the Exchange Offer, by giving oral or written notice of such delay, extension, or termination to the Exchange Agent and (iv) to waive any condition or otherwise amend the terms of the Exchange Offer in any manner. If the Exchange Offer is amended in a manner determined by the Company to constitute a material change, the Company will promptly disclose such amendments by means of a prospectus supplement that will be distributed to the registered holders of the Old Notes. See "The Exchange Offer--Expiration Date; Extensions; Amendments" and "The Exchange Offer--Conditions of the Exchange Offer."

Accrued Interest on the Old
Notes......................  Holders whose Old Notes are accepted for exchange will have the right to receive interest accrued thereon from the date of their original issuance or the last interest payment date, as applicable, to, but not including, the date of issuance of the New Notes, such interest to be payable with the first interest payment on the New Notes. Interest on the Old Notes accepted for exchange will cease to accrue on the day prior to the issuance of the New Notes.

Procedures for Tendering
Old Notes; Special
Procedures for Beneficial
Owners.....................  Except as otherwise provided below, each holder desiring to accept the Exchange Offer must transmit a properly completed and duly executed Letter of Transmittal, including all other documents required by the Letter of Transmittal, to the Exchange Agent (as defined herein) at the address set forth in "The Exchange Offer--The Exchange Agent; Assistance" prior to 5:00 p.m., New York City time, on the Expiration Date. In addition, either (i) certificates of such Old Notes must be received by the Exchange Agent along with the Letter of Transmittal, or (ii) a timely confirmation of book-entry transfer of such Old Notes, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer described below, must be received by the Exchange Agent prior to the Expiration Date, or (iii) the holder must comply with the guaranteed delivery procedures described below. Any beneficial owner of the Old Notes (a "Beneficial Owner") whose Old Notes are registered in the name of a nominee, such as a broker, dealer, commercial bank or trust company, and who wishes to tender Old Notes in the Exchange Offer, should instruct such entity or person to promptly tender on such Beneficial Owner's behalf. If such Beneficial Owner wishes to tender on such Beneficial Owner's own behalf, such Beneficial Owner must, prior to completing and executing the Letter of Transmittal and delivering the Old Notes, make appropriate arrangement to either register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder. By executing the Letter of Transmittal, each holder will represent to the Company that, among other things, (i) the holder is not an "affiliate" of the Company as defined in Rule 405 of the Securities Act, (ii) the holder is not a broker-dealer that acquired Old Notes directly from the Company in order to resell them pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, (iii) the holder will acquire the New Notes in the ordinary course of business and (iv) the holder is not participating, and does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes. Any Old Notes not accepted for exchange for any reason will be returned, without expense to the tendering holder thereof, as promptly as practicable after the Expiration Date. See "The Exchange
                             Offer  --Procedures for Tendering Old Notes."


Guaranteed Delivery
Procedures.................  Holders of Old Notes who wish to tender their Old
                             Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Letter of Transmittal. See "The Exchange Offer--Guaranteed Delivery Procedures."

Acceptance of Old Notes and
Delivery of New Notes......  Upon satisfaction or waiver of all conditions of the Exchange Offer, the Company will accept any and all Old Notes that are properly tendered in the Exchange Offer prior to 5:00 p.m., New York City time, on the

                             Expiration Date. The New Notes issued pursuant to the Exchange Offer will be delivered promptly after acceptance of the Old Notes. See "The Exchange Offer--Acceptance of Old Notes for Exchange; Delivery of New Notes."

Withdrawal Rights..........  Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange
                             Offer--Withdrawal Rights."


The Exchange Agent.........  LaSalle National Bank is the exchange agent (in such capacity, the "Exchange Agent"). The address and telephone number of the Exchange Agent are set forth in "The Exchange Offer--The Exchange Agent; Assistance."



Fees and Expenses..........  All expenses incident to the Company's consummation of the Exchange Offer and compliance with the Registration Rights Agreement will be borne by the Company. The Company will also pay certain transfer taxes, if applicable, related to the Exchange Offer. See "The Exchange Offer--Fees and Expenses."


Resales of New Notes.......  The Company is making the Exchange Offer in reliance on the position of the staff of the Commission as set forth in certain interpretive letters addressed to third parties in other transactions. However, the Company has not sought its own interpretive letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as it has in such interpretive letters to third parties. Based on these interpretations by the staff of the Commission, the Company believes that New Notes issued pursuant to the Exchange Offer to a holder in exchange for Old Notes may be offered for resale, resold and otherwise transferred by a holder (other than (i) a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act,
                             (ii) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, or
                             (iii) a broker-dealer who acquired the Old Notes as a result of market-making or other trading activities) without further compliance with the registration and prospectus delivery provisions of the Securities Act; provided, that such holder is acquiring the New Notes in the ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of the New Notes. Holders wishing to accept the Exchange Offer must represent to the Company, as required by the Registration Rights Agreement, that such conditions have been met. Any holder of Old Notes who is not able to rely on the interpretations of the staff of the Commission set forth in the above-mentioned interpretive letters must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Old Notes unless such sale is made pursuant to an exemption from such requirements. See "The Exchange Offer--Resales of New Notes."

Federal Income Tax
Consequences...............  The issuance of the New Notes to holders pursuant to the terms set forth in this Prospectus will not constitute an exchange for federal income tax purposes. Consequently, no gain or loss would be recognized by holders upon receipt of the New Notes. See "Certain United States Federal Tax Consequences."

Use of Proceeds............  There will be no proceeds to the Company from the
                             Exchange Offer. See "Use of Proceeds."

                    CONSEQUENCES OF NOT EXCHANGING OLD NOTES

     Holders of Old Notes who do not exchange their Old Notes for New Notes pursuant to the Exchange Offer will continue to be subject to the restrictions on transfer of such Old Notes described in the legend thereon. In general, the Old Notes may not be offered or sold unless registered under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. The Company does not currently anticipate that it will register the Old Notes under the Securities Act. See "Risk Factors--Restrictions on Resale" and "The Exchange Offer--Consequences of Failure to Exchange."

                          DESCRIPTION OF THE NEW NOTES

     The form and terms of the New Notes will be identical in all material respects to the form and terms of the Old Notes, except that (i) the New Notes have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof, (ii) holders of New Notes will not be entitled to any Liquidated Damages pursuant to certain circumstances under the terms of the Registration Rights Agreement and (iii) holders of New Notes will not be entitled to certain other rights under the Registration Rights Agreement. The New Notes will evidence the same debt as the Old Notes and will be entitled to the benefits of the Indenture. See "The Exchange Offer--Termination of Certain Rights," "The Exchange Offer --Procedures for Tendering Old Notes" and "Description of the New Notes."

Securities Offered.........  Up to $180,000,000 principal amount of the
                             Company's 10% Senior Subordinated Notes due 2008, which have been registered under the Securities Act.

Maturity Date..............  May 15, 2008.

Interest...................  10% calculated on the basis of a 360-day year consisting of twelve 30-day months.

Interest Payment Dates.....  Interest on the New Notes will be payable semi-annually in arrears on May 15 and November 15 of each year, commencing November 15, 1998.


Ranking....................  The New Notes will be general, unsecured obligations of the Company, will be subordinated in right of payment to all Senior Debt of the Company, will rank pari passu with all senior subordinated debt of the Company, and will be senior in right of payment to all existing and future Subordinated Indebtedness of the Company, if any. As of September 30, 1998, the Company had approximately $165.0 million of Senior Debt outstanding. The Company has the ability to incur up to $250 million of Senior Debt under the Senior Credit Facility, subject to certain borrowing base limitations, with capacity under the Indenture being subject to increase to up to $300 million as the Company's borrowing base expands. See "Description of the Senior Credit Facility," "Description of the New Notes--Subordination" and "--Certain
                             Covenants--Incurrence of Indebtedness and Issuance of Disqualified Stock."



Optional Redemption........  Except as described below, the Notes are not redeemable at the Company's option prior to May 15, 2003. From and after May 15, 2003, the Notes will be subject to redemption at the option of the Company, in whole or in part, at the redemption prices set forth herein, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of redemption.


                             In addition, prior to May 15, 2001, up to 35% of the aggregate principal amount of Notes will be redeemable at the option of the Company from any net proceeds of one or more sales of Common Stock, at a price of 110% of the principal amount of the Notes, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of redemption; provided that at least 65% of the original aggregate principal amount of Notes remains outstanding immediately after each such redemption; and provided, further, that any such redemption shall occur within 60 days of the date of the closing of the corresponding sale of Common Stock. See "Description of the New Notes--Optional Redemption".

Change of Control..........  In the event of a Change of Control, Holders (as defined herein) of the New Notes will have the right to require the Company to repurchase their New Notes, in whole or in part, at a price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of repurchase.

New Note Guarantees........  The Company's payment obligations under the New
                             Notes will be jointly and severally guaranteed on an unsecured, senior subordinated basis (the "Guarantees") by each of the Company's current and certain future Restricted Subsidiaries. The Guarantees will be subordinated to the obligations of the Guarantors under the Senior Credit Facility (as defined herein). See "Description of the New Notes--Subsidiary Guarantees".

Certain Covenants..........  The Indenture governing the Notes (the "Indenture")
                             contains certain covenants that will, among other things, limit the ability of the Company and its Restricted Subsidiaries to incur additional Indebtedness (as defined herein) and issue Disqualified Stock (as defined herein), pay dividends or distributions or make investments or make certain other Restricted Payments (as defined herein), enter into certain transactions with affiliates, dispose of certain assets, incur liens securing pari passu and Subordinated Indebtedness of the Company, and engage in mergers and consolidations. See "Description of the New Notes."

Registration Rights........  In the event that applicable law or Commission policy does not permit the Company to effect the Exchange Offer, or if certain holders of the Old Notes are not permitted to participate in, or do not receive the benefit of the Exchange Offer, the Registration Rights Agreement provides that the Company will use its best efforts to cause to become effective a shelf registration statement (the "Shelf Registration Statement") with respect to the resale of the Old Notes and to keep such Shelf Registration Statement effective until two years after the Closing Date or such shorter period ending when all the Old Notes have been sold thereunder or cease to be outstanding. Liquidated Damages with respect to the Old Notes are payable under certain circumstances if the Company is not in compliance with its obligations under the Registration Rights Agreement. See "Description of the New Notes--Registration Rights; Liquidated Damages."

Absence of a Public
Market for the Notes.......  The New Notes are new securities for which there is currently no established trading market. Although the Initial Purchasers have informed the Company that they currently intend to make a market in the New Notes, they are not obligated to do so and any such market making may be discontinued at any time without notice. Accordingly, there can be no assurance as to the development or liquidity of any market for the New Notes. The New Notes are expected to be designated for trading in the PORTAL market. The Company does not intend to apply for listing of the New Notes on any securities exchange or for quotation through the National Association of Securities Dealers Automated Quotation System.

     For more detailed information regarding the terms of the New Notes and for definitions of capitalized terms not otherwise defined, see "Description of the New Notes."

RISK FACTORS

     Holders of Old Notes should carefully consider all of the information set forth in this Prospectus and, in particular, should evaluate the specific factors set forth under "Risk Factors" for a discussion of certain risks involved with an investment in the New Notes.

                                  RISK FACTORS

     Holders of Old Notes should carefully consider, among other matters, the following in connection with a decision to tender their Old Notes in the Exchange Offer. The risk factors set forth below are generally applicable to the Old Notes as well as the New Notes.

LEVERAGE; ABILITY TO SERVICE INDEBTEDNESS


     The Company is highly leveraged. As of September 30, 1998, the Company had approximately $165.0 million of Senior Debt outstanding. Subject to certain restrictions, exceptions and financial tests set forth in the Indenture and the Senior Credit Facility, however, the Company may incur additional indebtedness in the future, including up to $250 million of Senior Debt under the Senior Credit Facility, subject to certain borrowing base limitations pursuant to which the Company's borrowing base as of September 30, 1998 permitted aggregate borrowings under the Senior Credit Facility of approximately $190.5 million. The degree to which the Company is leveraged could have important consequences to the holders of the Notes, including, but not limited to, the following: (i) a substantial portion of the Company's cash flow from operations will be required to be dedicated to debt service and will not be available to the Company for its operations; (ii) the Company's ability to obtain additional financing in the future for acquisitions, capital expenditures, working capital or general corporate purposes could be limited; (iii) the Company will have increased vulnerability to adverse general economic and scrap metals industry conditions; and (iv) the Company may be vulnerable to higher interest rates because borrowings under certain of its credit arrangements are at variable rates of interest. The Company's ability to make scheduled payments of principal, to pay interest on or to refinance its indebtedness (including the Notes) depends on its future performance and financial results, which, to a certain extent, are subject to general economic, financial, competitive, legislative, regulatory and other factors beyond the Company's control. There can be no assurance that the Company's business will generate sufficient cash flow from operations or that future working capital borrowings will be available in an amount sufficient to enable the Company to service its indebtedness, including the Notes, or make necessary capital expenditures. See "Description of the Senior Credit Facility" and "Description of the New Notes".


SUBORDINATION


     The payment of principal, premium, if any, and interest on the Notes will be subordinated in right of payment to the prior payment in full of all existing and future Senior Debt of the Company, including indebtedness incurred under the Senior Credit Facility. As of September 30, 1998, the Company had approximately $165.0 million of Senior Debt outstanding. The Company has the ability to incur up to $250 million of Senior Debt under the Senior Credit Facility, subject to certain borrowing base limitations pursuant to which the Company's borrowing base as of September 30, 1998 permitted aggregate borrowings under the Senior Credit Facility of approximately $190.5 million. Subject to certain restrictions, exceptions and financial tests set forth in the Indenture and the Senior Credit Facility, the Company also may incur additional indebtedness in the future that ranks prior to claims of holders of the Notes. See "Description of the Senior Credit Facility" and "Description of the New Notes--Certain Covenants--Incurrence of Indebtedness and Issuance of Disqualified Stock".


     The subordination provisions of the Indenture provide that, upon any payment or distribution of the Company's assets to creditors upon any dissolution, winding-up, insolvency, bankruptcy, receivership, liquidation, reorganization or other proceedings relating to the Company, whether voluntary or involuntary, holders of the Senior Debt are entitled to receive payment in full of all amounts due thereon before the holders of Notes are entitled to receive any payment with respect to the Notes. In the event of any default in the payment of certain Senior Debt, no payment with respect to the Notes may be made by the Company unless and until such default has been cured or waived. See "Description of the New Notes--Subordination".

RESTRICTIONS IMPOSED BY INDEBTEDNESS

     The Senior Credit Facility and the Indenture contain covenants that, among other things and subject to certain exceptions, restrict the ability of the Company to incur additional indebtedness, pay dividends, prepay subordinated indebtedness, dispose of certain assets, create liens and make certain investments or acquisitions, and otherwise restrict corporate activities. In addition, under the Senior Credit Facility, the Company is required to satisfy specified financial covenants, including an interest coverage ratio and ratio of capital expenditures to consolidated revenues. The ability of the Company to comply with such provisions may be affected by general economic conditions and other events beyond the Company's control. The breach of any of these covenants could result in a default under the Senior Credit Facility. In the event of any such default, depending on the actions taken by the lenders under the Senior Credit Facility, such lenders could elect to declare all amounts borrowed under the Senior Credit Facility, together with accrued interest, to be due and payable. A default under the Senior Credit Facility or the instruments governing the Company's other indebtedness could constitute a cross-default under the Indenture and any instruments governing the Company's other indebtedness, and a default under the Indenture could constitute a cross-default under the Senior Credit Facility and any instruments governing the Company's other indebtedness. See "Description of the Senior Credit Facility" and "Description of the New Notes".

POTENTIAL INABILITY TO CONTROL OR MANAGE GROWTH OR TO SUCCESSFULLY INTEGRATE ACQUIRED BUSINESSES

     The Company intends to continue to actively pursue mergers and acquisitions in the scrap metals recycling industry. There can be no assurance that the Company will be successful in acquiring other entities or that it will be able to effectively manage these acquired entities. The Company's ability to achieve its expansion objectives and to manage its growth effectively depends on a variety of factors, including the ability to identify appropriate acquisition targets and to negotiate acceptable terms for their acquisition, the integration of new businesses into the Company's operations, the achievement of cost savings and the availability of capital. The inability to control or manage growth effectively or to successfully integrate new businesses into the Company's operations would have a material adverse effect on the Company's results of operations and financial condition. Depending on the nature and size of these transactions, if any, the Company may experience working capital and liquidity shortages. There can be no assurance that additional financing will be available on terms and conditions acceptable to the Company, if at all.

LIMITED OPERATING HISTORY; HISTORY OF OPERATING LOSSES


     The Company has only recently entered the scrap metals recycling industry. Accordingly, past financial performance should not be considered as a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. Due to the limited experience of management in effecting a consolidation strategy on the scale being pursued by the Company, there can be no assurance that the Company will be able to successfully effect its consolidation strategy, even if the Company is able to acquire other entities on acceptable terms and conditions. In addition, none of the Company's existing subsidiaries has experience operating as a subsidiary of a public holding company subject to formal accounting and reporting requirements. The Company will be required to continue to devote significant management time and capital to enhance information systems and to improve and monitor internal controls, as well as to recruit managers with appropriate skills to insure the timeliness and accuracy of financial reports. The success of the consolidation strategy depends in part on the ability of the Company's management to oversee diverse operations and to successfully integrate processing, marketing and other resources.


     In addition, the Company's EMCO Recycling (now Metal Management Arizona) subsidiary has incurred operating losses and required capital infusions since its acquisition in April 1996. There can be no assurance that the Company will not be required to provide additional funding to Metal Management Arizona. Further, there can be no assurance that existing or future subsidiaries will not require similar infusions or that the Company will be able to provide such fundings if needed. The need to provide this funding or its inability to do so could have a material adverse effect on the Company's results of operations or financial condition.

CYCLICALITY OF THE METALS RECYCLING INDUSTRY

     The operating results of the scrap metals recycling industry in general, and the Company's operations specifically, are highly cyclical in nature as they tend to reflect and be amplified by general economic conditions. Historically, in periods of national recession or periods of minimal economic growth, the operations of scrap metals recycling companies have been materially and adversely affected. For example, during recessions or periods of minimal economic growth, the automobile and the construction industries typically experience major cutbacks in production, resulting in decreased demand for steel, copper and aluminum and significant fluctuations in demand and pricing for the Company's products. Future economic downturns in the national economy would likely materially and adversely affect the Company's results of operations and financial condition. The ability of the Company to withstand significant economic downturns in the future will depend in part on the level of the Company's capital and liquidity.

POTENTIAL INABILITY TO COMPLETE ACQUISITIONS

     The Company engages in discussions with third parties regarding potential acquisitions of companies or businesses in the metals recycling industry. If the parties are able to agree generally on the nature, terms and conditions of a transaction, a letter of intent is typically prepared to reflect this understanding. In many cases, these letters of intent are structured as "binding letters of intent" to purchase the business, although each such letter of intent is still generally subject to a number of terms and conditions, including but not limited to negotiation and execution of definitive purchase agreements. In addition, each potential acquisition may be subject to additional contingencies specific to that acquisition. There can be no assurance that any such potential acquisition will result in the execution of a definitive agreement or that such acquisition will be completed on terms and conditions acceptable to the Company.

COMMODITY PRICE RISK

     Although the Company has a policy of turning over its inventory of raw or processed scrap metals as rapidly as possible, the Company is exposed to commodity price risk during the period that it has title to products that are held in inventory for processing and/or resale. Prices of commodities can be volatile due to numerous factors beyond the Company's control, including general economic conditions, labor costs, competition, availability of scrap metal substitutes, import duties, tariffs and currency exchange rates. In an increasing price environment, competitive conditions may limit the Company's ability to pass on price increases to its customers. In a decreasing price environment, the Company may not have the ability to fully recoup the cost of raw scrap it processes and sells to its customers. The lack of long-term purchase agreements with the Company's significant customers also may exacerbate this risk.


COMPREHENSIVE REGULATORY REQUIREMENTS


     The Company is subject to significant government regulation, including stringent environmental laws and regulations. Among other things, these laws and regulations impose comprehensive local, state, federal, foreign and supranational statutory and regulatory requirements concerning, among other matters, the treatment, acceptance, identification, storage, handling, transportation and disposal of industrial by-products, hazardous and solid waste materials, waste water, stormwater effluent, air emissions, soil contamination, surface and groundwater pollution, employee health and safety, operating permit standards, monitoring and spill containment requirements, zoning, and land use, among others. Various laws and regulations set prohibitions or limits on the release of contaminants into the environment. Such laws and regulations also require permits to be obtained and manifests to be completed and delivered in connection with any shipment of prescribed materials so that the movement and disposal of such material can be traced and the persons responsible for any mishandling of such material can be identified. This regulatory framework imposes significant compliance burdens, costs and risks on the Company. Violation of such laws and regulations may give rise to significant liability to the Company, including fines, damages, fees and expenses.

     Releases of certain industrial by-products and waste materials are subject to particular laws and regulations. Although the specific provisions of laws and regulations related to such releases vary among jurisdictions, such laws and regulations typically require that the relevant authorities be notified promptly, that the release be cleaned up promptly, and that remedial action be taken by the responsible party and/or owner of the site to restore the environment to levels protective of human health and the environment. Generally, the governmental authorities are empowered to act to clean up and remediate releases and environmental damage and to charge the costs of such cleanup to one or more of the owners of the property, the person responsible for the spill, the generator of the contaminant and certain other parties or to direct the responsible party to take such action. These authorities may also impose a tax or other liens to secure such parties' reimbursement obligations. Environmental laws and regulations impose strict operational requirements on the performance of certain aspects of hazardous or toxic substance remediation. These requirements specify complex methods for identification, monitoring, storage, treatment and disposal of waste materials managed during a project. Failure to meet these requirements could result in substantial fines and other penalties.

     Environmental legislation and regulations have changed rapidly in recent years, and it is likely that the Company will be subject to even more stringent environmental standards in the future. For example, the ultimate effect of the regulations to be implemented under the Clean Air Act Amendments of 1990 (the "Clean Air Act"), and the actual amount of any capital expenditures required thereby, will depend on how the Clean Air Act is interpreted and implemented pursuant to regulations that are currently being developed and on additional factors such as the evolution of environmental control technologies and the economic viability of these technologies. For these reasons, future capital expenditures for environmental control facilities cannot be predicted with accuracy; however, one may expect that environmental control standards will become increasingly stringent and that the expenditures necessary to comply with them could increase substantially.

     Local, state, federal, foreign and supranational governments and agencies have also from time to time proposed or adopted other types of laws, regulations or initiatives with respect to the scrap metals recycling industry, including laws, regulations and initiatives intended to ban or restrict the intrastate, interstate or international shipment of wastes, to impose higher taxes or fees on certain shipments of waste, or to classify or reclassify certain categories of non-hazardous wastes as hazardous. Certain local, state, federal, foreign and international governments and agencies have promulgated "flow control" or other regulations, which attempt to require that all waste (or certain types of waste) generated within the jurisdiction in question must go to certain disposal sites. Due to the complexity of regulation of the industry and to public and political pressure, implementation of existing or future laws, regulations or initiatives by different levels of governments may be inconsistent and difficult to foresee.

     The Company requires, and must comply with, various permits and licenses to conduct its operations. Government agencies continually monitor compliance with permits and licenses and the Company's facilities are subject to periodic unannounced inspection by local, state and federal authorities. Violations of any permit or license, if not remedied, could result in the Company incurring substantial fines, suspension of operations or closure of a site.

     Governmental authorities have a wide variety of powerful administrative enforcement actions and remedial orders available to them to cause compliance with environmental laws or to remedy or punish violations of such laws. Such orders may be directed to various parties, including present or former owners or operators of the concerned sites, or parties that have or had control over the sites. In certain instances, fines and treble damages may be imposed. In the event that administrative actions fail to cure a perceived problem or where the relevant regulatory agency so desires, an injunction or temporary restraining order or damages may be sought in a court proceeding.

     Some laws also give private parties the right, in addition to existing common laws claims, to file claims for injunctive relief or damages against the owners or operators of the site. Public interest groups, local citizens, local municipalities and other persons or organizations may have a right to seek judicial relief for purported violations of law or releases of pollutants into the environment. In some jurisdictions, recourse to the courts by individuals under common law principles such as trespass or nuisance have been or may be enhanced by legislation providing members of the public with statutory rights of action to protect the environment. In such cases, even if a scrap metals recycling facility is operated in full compliance with applicable laws and regulations, local citizens and other persons and organizations may seek compensation for damages allegedly caused by the operation of the facility. In some cases, the operation of scrap metals recycling facilities is subjected to heightened public scrutiny because of residential or other non-industrial property uses that have developed around such facilities. So-called "Not In My Backyard" ("NIMBY") grass roots community opposition to such facilities can materially interfere with such facilities' on-going operations and growth.

     The Company believes that, with heightened legal, political and citizen awareness and concerns, all companies in the scrap metals recycling industry may be faced, in the normal course of operating their businesses, with fines and penalties and the need to expend substantial funds for capital projects, remedial work and operating activities, such as environmental contamination monitoring, soil removal, groundwater treatment, creation of engineered barriers, establishing institutional controls and related activities. Regulatory or technological developments relating to the environment may require companies engaged in the scrap metals recycling industry to modify, supplement or replace equipment and facilities at costs which may be substantial. Because the scrap metals recycling industry has the potential for discharge of materials into the environment, a material portion of the capital expenditures by the Company is expected to relate, directly or indirectly, to such equipment and facilities. Moreover, it is possible that future developments, such as increasingly strict requirements of environmental laws and regulations, and enforcement policies will require even more significant capital investments in this regard.


POTENTIAL ENVIRONMENTAL LIABILITY


     General. The Company is subject to potential liability and may also be required from time to time to clean up or take certain remedial action with regard to sites currently or formerly used in connection with its operations. Furthermore, the Company may be required to pay for all or a portion of the costs to clean up or remediate sites the Company never owned or on which it never operated if it is found to have arranged for transportation, treatment or disposal of pollutants or hazardous or toxic substances on or to such sites. The Company also is subject to potential liability for environmental damage that its assets or operations may cause nearby landowners, particularly as a result of any contamination of drinking water sources or soil, including damage resulting from conditions existing prior to the acquisition of such assets or operations. Any substantial liability for environmental damage could materially adversely affect the operating results and financial condition of the Company, and could materially adversely affect the marketability and price of the Company's stock.

     Incompleteness of Site Investigations. As part of its pre-transaction "due diligence" investigations, the Company typically hires an environmental consulting firm to conduct transaction screen reviews, or Phase I and/or Phase II site assessments of the sites owned or leased by particular acquisition or merger candidates (the "Pre-Transaction Site Assessments"). However, such Pre-Transaction Site Assessments have not covered (and will not in the future cover) all of the sites owned or leased by the companies which are acquired by or merge with the Company. Moreover, such Pre-Transaction Site Assessments which have occurred have not been designed or expected (and will not in the future be designed or expected) to disclose all material contamination or liability that may be present. For example, the Company does not include soil sampling or core borings as a standard part of the Phase I portion of its Pre-Transaction Site Assessments, even though such sampling and core borings might increase the chances of finding contamination on a particular site. Failure to conduct soil sampling and core borings on a particular site could result in the Company failing to identify a seriously contaminated site prior to an acquisition or merger, and could materially adversely affect the Company.

     Likelihood of Contamination at Some Sites. Pre-Transaction Site Assessments of the Company's current sites conducted by independent environmental consulting firms have revealed that some soil, surface water and/or groundwater contamination is likely at certain of these sites, and have recommended that certain additional investigations and remediation be conducted. Based upon its review of these reports, the Company believes that it is likely that contamination exists at certain of its sites and that it is likely that additional investigation, monitoring and remediation will be required at some of the sites. Also based upon its review of these reports, the Company believes that such contamination is likely to include, but not be limited to: polychlorinated biphenyls (PCBs); total petroleum hydrocarbons; volatile organic compounds (VOCs); antimony; arsenic; cadmium; copper, lead; mercury; silver; zinc; waste oil; toluene; meta-and para-xylenes;

baghouse dust; and/or aluminum dross. The ultimate extent of such contamination cannot be stated with any certainty at this point, and there can be no assurance that the cost of remediation will be immaterial, and it is not unlikely that the Company will establish one or more reserves relating to environmental remediation in the future. The existence of such contamination could result in federal, state, local or private enforcement or cost recovery actions against the Company, possibly resulting in disruption of Company operations, the need for proactive remedial measures, and substantial fines, penalties, damages, costs and expenses being imposed against the Company.

     The Company expects to require future cash outlays as it incurs the actual costs relating to the remediation of environmental liabilities. The incurrence of the costs may have a material adverse effect on the Company's results of operation and financial condition.

     In connection with the acquisition of the assets of Aerospace, the Company has identified certain on-site contamination which will require remediation in accordance with a remediation plan prepared by an independent engineering firm. The costs of such remediation will be paid by the seller of the assets of Aerospace from an escrow fund established for such purpose out of the purchase consideration paid by the Company for such assets.

     Uncertain Costs of Environmental Compliance and Remediation. Many factors affect the level of expenditures the Company will be required to make in the future to comply with environmental requirements, including: (i) new local, state and federal laws and regulations; (ii) the developing nature of administrative standards promulgated under Superfund and other environmental laws, and changing interpretations of such laws; (iii) uncertainty regarding adequate control levels, testing and sampling procedures, new pollution control technology and cost benefit analyses based on market conditions; (iv) the incompleteness of information regarding the condition of certain sites; (v) the lack of standards and information for use in the apportionment of remedial responsibilities; (vi) the numerous choices and costs associated with diverse technologies that may be used in remedial actions at such sites; (vii) the possible ability to recover indemnification or contribution from third parties; and (viii) the time periods over which eventual remediation may occur. Therefore, the estimated costs, and the timing of such costs, for future environmental compliance (capital expenditures or increases in operating costs or other expenditures) and remediation cannot be accurately predicted and are necessarily imprecise; however, such costs could be material to future quarterly or annual results of operations of the Company. In addition, it is not possible to predict whether or not such costs can be passed on to customers through price increases.

     Lack of Environmental Impairment Insurance. In general, the Company's subsidiaries do not carry environmental impairment liability insurance. In general, the Company's subsidiaries operate under general liability insurance policies, which do not cover environmental damage. If one or more of the Company's subsidiaries were to incur significant liability for environmental damage not covered by environmental impairment insurance, or for other claims in excess of its general liability insurance and umbrella coverage, the Company's results of operations and financial condition could be materially adversely affected.

     Risks Associated With Certain By-Products. Although the majority of the Company's metal products are currently exempt from applicable solid waste regulations, the Company's scrap metals recycling operations produce significant amounts of by-products. Heightened environmental risk is associated with certain of these by-products. For example, certain of the Company's subsidiaries operate shredders for which the primary feed materials are automobile hulks and obsolete household appliances. Approximately 20% of the weight of an automobile hulk consists of material ("shredder fluff") which remains after the segregation of ferrous and saleable non-ferrous metals. Federal environmental regulations require shredder fluff to pass a toxic leaching test to avoid classification as a hazardous waste. The Company endeavors to have hazardous contaminants from the feed material removed prior to shredding and, as a result, the Company believes the shredder fluff generated is properly not considered a hazardous waste. Should the laws, regulations or testing methods change with regard to shredder fluff disposal, the Company may incur additional significant expenditures.

     Potential Superfund Liability. (a) The Company's Reserve Iron & Metal, Cozzi Iron & Metal and Kankakee Scrap subsidiaries have received notices from the EPA that each such company and numerous other parties are considered PRPs and may be obligated under Superfund to pay a portion of the cost of remedial investigation, feasibility studies and, ultimately, remediation to correct alleged releases of hazardous substances at the Standard Scrap Metal/Chicago International Exporting Removal Action Site. Superfund may impose joint and several liability for the costs of remedial investigations and actions on the entities that arranged for disposal of certain wastes, the waste transporters that selected the disposal sites, and the owners and operators of such sites. Responsible parties (or any one of them) may be required to bear all of such costs regardless of fault, legality of the original disposal, or ownership of the disposal site. Based upon their analysis of the situation, the management of Reserve Iron & Metal, Cozzi Iron & Metal and Kankakee Scrap currently do not expect their aggregate potential liability to be in excess of $175,000. There can be no assurance, however, that their aggregate potential liability may not be greater than $175,000.

     (b) Cozzi Iron & Metal has received a notice from the EPA that Cozzi Iron & Metal is a PRP under Superfund in regard to the site referred to as H&H Recycling in Gary, Indiana. Cozzi Iron & Metal believes that a settlement may be reached with respect to the H&H Recycling site which would result in a cost of approximately $600,000. There can be no assurance that such potential liability will not be material.

     (c) Cozzi Iron & Metal was served in a private cost recovery action alleging that Cozzi Iron & Metal is a PRP under Superfund in regard to the site referred to as Gould Battery Site in Pennsylvania. Based upon its analysis of the situation, including transaction documentation and indemnifications, Cozzi Iron & Metal currently expects that its ultimate liability in regard to this matter will be de minimus, but there can be no assurance this will be the case.

     (d) Cozzi Iron & Metal has received a notice from the Port Refinery Joint Defense Group that an entity known as Riverside Trading has been joined as a defendant in a cost recovery action brought on behalf of the EPA under Superfund. Cozzi Iron & Metal is the parent of a subsidiary that operates a facility known as Riverside Iron & Steel. Based upon its analysis of the situation, including transaction documentation, Cozzi Iron & Metal currently expects that its ultimate liability in regard to this matter will be de minimus, but there can be no assurance this will be the case.

     (e) Bluestone has received notice from the EPA that it is a PRP under Superfund in regard to the site referred to as the Metcoa Site in Pulaski, Pennsylvania. Bluestone has entered into a settlement agreement with the EPA regarding the cleanup of this site and has paid its initial settlement share under the settlement agreement. However, the aggregate costs of cleaning up this site are likely to exceed the original estimate of the aggregate cleanup costs upon which the initial settlement amount paid by Bluestone was based. Based on its current analysis of the situation, Bluestone expects that its share of the additional cleanup costs at this site will not exceed $100,000. Although Bluestone has reserved funds to address additional cleanup costs and has obtained an indemnity from the previous owners of the company for costs which exceed this reserve, there can be no assurance that Bluestone may not be required to make additional expenditures in connection with this site.

     (f) Bluestone has received notice from the EPA that it is a PRP under Superfund in regard to the site referred to as the Jacks Creek/Sitkin Smelting Facility Superfund Site in Mifflin County, Pennsylvania. Bluestone joined a PRP group which has submitted a good faith offer to the EPA to enter into a consent decree. Based on its analysis of the situation, Bluestone expects that its share of the cleanup costs at this site will not exceed $250,000. Although Bluestone has reserved funds to address such cleanup costs and has obtained an indemnity from the previous owners of the company for costs which exceed this reserve, there can be no assurance that Bluestone may not be required to make additional expenditures in connection with this site.


     (g) Naporano Iron & Metal Co. has been identified as a PRP in connection with the Jack's Creek/ Sitkin Smelting site and the Woodward Metals Processing site. Based on its analysis of the situation, Naporano Iron & Metal Co. does not expect its aggregate liability with respect to these sites to exceed $185,000. Naporano Iron & Metal Co. has received an indemnity from the previous owners of the company for costs related to these sites, and does not expect the matter to result in material liability; however, there can be no assurance that Naporano Iron & Metal Co. may not be required to make additional expenditures in connection with these sites.

     (h) Nimco Shredding Co. received a request for information from the United States Environmental Protection Agency in connection with the Central Steel Drum site. Nimco Shredding Co. advised the United States Environmental Protection Agency that it did not transact any business with Central Steel Drum that could lead to cleanup liability. Additionally, Nimco Shredding Co. has received an indemnity from the previous owners of the company for all costs and expenses related to the Central Steel Drum site. While the Nimco Shredding Co. believes that the matter will not result in material liability, there can be assurance that it will not be pursued or required to make expenditures in connection with the site in the future.



     (i) Reserve Iron & Metal has been identified as a PRP under Superfund in connection with the C&R Battery site. Based on its analysis of the situation, the management of Reserve Iron & Metal believes that its liability in connection with this site is de minimus; however, there can be no assurance that this will be the case.


     Underground Storage Tanks. Underground storage tanks ("USTs") exist at several of the Company's sites. USTs are subject to various federal, state and local laws on their operation. In the event a release of regulated product has occurred, the Company may incur significant costs to investigate and remediate the release.

     Recommendations of Environmental Consultants. Environmental consultants to the Company have recommended that a variety of preventative and/or remedial actions be undertaken, including: the sampling of soil, surface and groundwater at its various facilities; the remediation of any existing contamination under applicable regulations; the development of Spill Prevention Control and Countermeasure Plans ("SPCC"); the completion of certain actions in regard to Storm Water Pollution Prevention Plans; the timely completion and/or filing of certain annual reports and summaries required by governmental agencies; the completion of Oil Discharge and Response Plans; and the remediation of certain materials suspected of containing asbestos. If the Company fails to follow these recommendations for an indefinite period of time, one or more of the sites might, potentially, be subject to a governmental enforcement action, the imposition of fines, penalties and damages, and/or require remediation at some future time at a cost which may have an adverse effect on the Company's results of operations and financial condition.

     Compliance History. The Company has, in the past, been found not to be in compliance with certain environmental laws and regulations, and has incurred fines associated with such violations which have not been material in amount and may in the future incur additional fines associated with such violations. The Company has also paid a portion of the costs of certain remediation actions at certain sites. No assurance can be given that material fines, penalties, damages and expenses resulting from additional compliance issues and liabilities will not be imposed on the Company in the future.

EMPLOYEE HEALTH AND SAFETY


     The Company's operations are subject to regulation by federal, state and local agencies responsible for employee health and safety, including the Occupational Safety and Health Administration ("OSHA"). A total of five accidental deaths of, and two serious accidental injuries to, employees have occurred at the Company's Cozzi Iron & Metal, HouTex and Reserve Iron & Metal subsidiaries during the past four years. Cozzi Iron & Metal and Reserve Iron & Metal have been fined by OSHA in regard to such incidents. HouTex has also been cited and fined by OSHA for alleged failure to establish energy control procedures and employee training in regard to mobile shearing equipment. No assurance can be given that potential liabilities of the Company in regard to such deaths and injuries, or in regard to any future deaths of or injuries to the Company's employees, will not be material.


LABOR RELATIONS

     Many of the Company's active employees are represented by various labor unions, including the Teamsters Union, the United Steel Workers Union and the United Auto Workers. As the Company's (and its subsidiaries') agreements with these unions expire, there can be no assurance that the Company will be able to negotiate extensions or replacements thereof on terms favorable to the Company, or at all, or that the Company will not experience strikes, lockouts or other labor actions from time to time. There can be no assurance that new labor agreements will be reached with the Company's unions as such labor contracts expire. Any labor action resulting from the foregoing may have a material adverse effect on the Company or its results of operations.

CONTROL BY PRINCIPAL STOCKHOLDERS; POTENTIAL CONFLICTS OF INTEREST


     Pursuant to the stockholder's agreement (the "Stockholders Agreement"), among Albert A. Cozzi, Frank J. Cozzi and Gregory P. Cozzi (the "Cozzi Shareholders"), T. Benjamin Jennings and Gerard M. Jacobs (the "MTLM Shareholders"), Samstock, L.L.C. ("Samstock") and the Company, the Company's Board of Directors is comprised of five directors nominated by the Cozzi Shareholders, five directors nominated by the MTLM Shareholders, and one director nominated by Samstock. Further, the Cozzi Shareholders, the MTLM Shareholders and Samstock own approximately 36.4% of the issued and outstanding shares of Common Stock as of August 31, 1998. As a result of their shareholdings, the Cozzi Shareholders, the MTLM Shareholders and Samstock may be deemed to have effective control over the affairs and management of the Company. There can be no assurance that this influence will be used in a manner that is consistent with the interests of the holders of the Notes.


     The parties to the Stockholders Agreement also have agreed to vote for proposals, if and when presented by the Company, to amend the Company's organizational documents to require the approval of at least two-thirds of the Board of Directors to take certain actions. If the Company's organizational documents are amended to reflect these restrictions, and the Board of Directors cannot agree on the Company's strategic direction, a minority of four dissenting directors could prevent the Company from taking certain actions. Should the Board of Directors be unable to act because a minority of dissenting directors prevents it from taking a significant action, this impasse could have a material adverse effect on the Company's results of operations and financial condition.

     Certain decisions concerning the operations or financial structure of the Company may present conflicts of interest between the Company's shareholders and the holders of the Notes. For example, if the Company encounters financial difficulties or is unable to pay its debts as they become due, the interests of the Company's shareholders might conflict with those of the holders of the Notes. The Company's shareholders also may have an interest in pursuing acquisitions, divestitures, financings or other transactions that could enhance their equity investment, even though such transactions might involve risk to the holders of the Notes. Because the members of the Company's senior management team are significant shareholders of the Company, any such conflict of interest may be resolved in favor of the Company's shareholders to the detriment of the holders of the Notes.

DEPENDENCE ON KEY PERSONNEL


     The Company's operations to date have depended in large part on the skills and efforts of its senior management team, including T. Benjamin Jennings, its Chairman and Chief Development Officer, Gerard M. Jacobs, its Chief Executive Officer, and Albert A. Cozzi, its President and Chief Operating Officer. In addition, because the Company's senior management team (other than Mr. Cozzi) has limited experience in the scrap metals recycling business, the Company relies substantially on the experience of the management of its subsidiaries with regard to day-to-day operations. While the Company has employment agreements with Messrs. Jennings, Jacobs and Cozzi and certain members of its management team at the subsidiary level, there can be no assurance that the Company will be able to retain the services of any of the foregoing. The loss of any member of its senior management team or a significant number of managers could have a material adverse effect on the Company's efforts to manage and integrate the Completed Acquisitions or future acquisitions and may also adversely impact the Company's ability to implement its consolidation strategy.


DEPENDENCE ON SCRAP SUPPLIERS

     The profitability of the Company's scrap recycling operations depends, in part, on the availability of an adequate source of supply. The Company acquires its scrap inventory from numerous sources. These suppliers generally are not bound by long-term contracts and have no obligation to continue selling scrap materials to the Company. If a substantial number of scrap suppliers cease selling scrap metals to the Company, the Company's results of operations or financial condition would be materially and adversely affected.

CONCENTRATION OF CUSTOMERS AND CREDIT RISK


     The Company's ten largest customers represented approximately 36.1% of consolidated net sales for the three months ended June 30, 1998. Accounts receivable balances from these customers represented approximately 33.6% of consolidated accounts receivable at June 30, 1998. The loss of any one of the Company's significant customers could adversely affect the Company's results of operations or financial condition.


     In connection with the sale of the Company's products, the Company generally does not require collateral as security for customer receivables. Certain of the Company's subsidiaries have significant balances owing from customers that operate in cyclical industries and under leveraged conditions that may impair the collectibility of these receivables. Failure to collect a significant portion of amounts due on these receivables could have a material adverse effect on the Company's results of operations or financial condition.

COMPETITION

     The metals recycling industry is highly competitive and subject to significant changes in overall market conditions. Certain of the Company's competitors have substantially greater financial, marketing and other resources. There can be no assurance that the Company will be able to obtain its desired market share or compete effectively in its markets.

USE OF SCRAP ALTERNATIVES

     The increased demand for scrap metals by the expanding mini-mill industry has caused a tightness in the supply and demand balance for ferrous scrap. The relative scarcity of ferrous scrap, particularly the "cleaner" grades, and its high price have created opportunities for producers of alternatives to scrap metals. Although these alternatives have not been a major factor in the industry to date, there can be no assurance that the use of alternatives to scrap metals will not proliferate if the prices for scrap metals continue to rise and if the levels of available unprepared ferrous scrap continue to decrease. Any significant increase in the use of scrap metals alternatives by current consumers of processed scrap metals could have a material adverse effect on the Company.

FRAUDULENT CONVEYANCE


     The Company believes that the indebtedness represented by the Notes is being incurred for proper purposes and in good faith and that, based on present forecasts, asset valuations and other financial information, the Company is, and, after the consummation of the Exchange Offer, the Company will be, solvent, will have sufficient capital for carrying on its business and will be able to pay its debts as they mature. Notwithstanding this belief, however, under federal or state fraudulent transfer laws, if a court of competent jurisdiction in a suit by an unpaid creditor or a representative of creditors (such as a trustee in bankruptcy or a debtor-in-possession) were to find that the Company
(i) issued the Notes with the intent of hindering, delaying or defrauding current or future creditors or (ii)(A) did not receive fair consideration (or reasonably equivalent value) for incurring the indebtedness represented by the Notes and (B) at the time of the incurrence of such indebtedness, the Company
(1) was insolvent or was rendered insolvent by reason of such incurrence, (2) was engaged in a business or transaction for which its remaining assets constituted unreasonably small capital or (3) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, then such court could, among other things, (i) void all or a portion of the Company's obligations to the holders of the Notes, the effect of which would be that the holders of the Notes may not be repaid in full, (ii) recover all or a portion of the payments made to holders of the Notes and/or (iii) subordinate the Company's obligations to the holders of the Notes to other existing and future indebtedness of the Company to a greater extent than would otherwise be the case, the effect of which would be to entitle such other creditors to be paid in full before any payment could be made on the Notes. The measure of insolvency for purposes of the foregoing will vary depending upon the law of the relevant jurisdiction. Generally, however, a company would be considered insolvent for purposes of the foregoing if the sum of the company's debts is greater than all of the company's property at a fair valuation, or if the present fair saleable value of the company's assets is less than the amount that will be required to pay its probable liability on its existing debts as they become absolute and mature. There can be no assurances as to what standards a court would apply to determine whether the Company was solvent at the relevant time or whether, whatever standard was applied, the Notes would not be voided on another of the grounds set forth above.

     In addition, the Guarantees may be subject to review under relevant federal and state fraudulent conveyance and similar statutes in a bankruptcy or reorganization case or a lawsuit by or on behalf of creditors of any of the Guarantors. In such a case, the analysis set forth above would generally apply, except that the Guarantees could also be subject to the claim that, because they were incurred for the benefit of the Company (and only indirectly for the benefit of the Guarantors), the obligations of the Guarantors thereunder were incurred for less than reasonably equivalent value or fair consideration. A court could void a Guarantor's obligation under its Guarantee, subordinate the Guarantee to other indebtedness of a Guarantor or take other action detrimental to the holders of the Notes.

ABSENCE OF PRIOR MARKET FOR NEW NOTES

     The New Notes will constitute a new class of securities with no established trading market. Although the New Notes will generally be permitted to be resold or otherwise transferred by nonaffiliates of the Company without compliance with the registration requirements under the Securities Act, the Company does not intend to apply for a listing of the New Notes on any securities exchange or to arrange for the New Notes to be quoted on the NASDAQ National Market or other quotation system. The Initial Purchasers have advised the Company that they intend to make a market in the New Notes; however, the Initial Purchasers are not obligated to do so, and any market-making with respect to the New Notes may be discontinued at any time without notice. As a result, there can be no assurance that an active trading market for the New Notes will develop. If a market were to develop, the New Notes could trade at prices that may be lower than the initial market values thereof depending on many factors, including prevailing interest rates and the markets for similar securities.

RESTRICTIONS ON RESALE

     The Old Notes were offered and sold by the Company in a private offering exempt from registration pursuant to the Securities Act and have been resold pursuant to Rule 144A, Regulation S and certain other available exemptions under the Securities Act. As a result, the Old Notes may not be reoffered or resold by purchasers, except pursuant to an effective registration statement under the Securities Act, or pursuant to an applicable exemption from such registration.

     Based on interpretations by the staff of the Commission, the Company believes that each holder (other than (i) a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, (ii) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (iii) a broker-dealer who acquired the Old Notes as a result of market-making or other trading activities) who duly exchanges Old Notes for New Notes in the Exchange Offer will receive notes that are freely transferable under the Securities Act, provided, that such New Notes are acquired in the ordinary course of such holder's business and that such holder is not participating, and has no arrangement or understanding with any other person to participate, in a distribution (within the meaning of the Securities Act) of the New Notes. The Company has not, however, sought its own no-action letter from the staff of the Commission regarding resales of the New Notes and there can be no assurance that the staff of the Commission would make a similar determination with respect to the resale of the New Notes. Any holder of Old Notes who is not able to rely upon such staff interpretations must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale of such Old Notes, unless such sale is made pursuant to an exemption from such requirements. See "Prospectus Summary--The Exchange Offer."

CERTAIN MARKET CONSEQUENCES OF FAILURE TO EXCHANGE OLD NOTES

     To the extent that Old Notes are tendered and accepted for exchange pursuant to the Exchange Offer, the trading market for Old Notes that remain outstanding may be significantly more limited, which might adversely affect the liquidity of the Old Notes not tendered for exchange. The extent of the market therefor and the availability of price quotations would depend upon a number of factors, including the number of holders of Old Notes remaining at such time and the interest in maintaining a market in such Old Notes on the part of securities firms. An issue of securities with a smaller outstanding market value available for trading (the "float") may command a lower price than would a comparable issue of securities with a greater float. As a result, the market price for Old Notes that are not exchanged in the Exchange Offer may be affected adversely to the extent that the amount of Old Notes exchanged pursuant to the Exchange Offer reduces the float. The reduced float also may make the trading price of the Old Notes that are not exchanged more volatile. In addition, holders of Old Notes who do not exchange their Old Notes for New Notes pursuant to the Exchange Offer will continue to be subject to restrictions on transfer of such Old Notes contained in the legend thereon. In general, the Old Notes may not be offered or sold unless registered under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. The Company does not currently anticipate that it will register the Old Notes under the Securities Act. See "--Restrictions on Resale" and "The Exchange Offer--Consequences of Failure to Exchange."


YEAR 2000



     A year 2000 problem arises because some existing computer programs only recognize the last two digits rather than four digits to define the applicable year. Use of non-year 2000 compliant programs can result in system failures, miscalculations or errors causing disruptions of operations or other business failures, including, among other things, a potential inability to process invoices or transactions or engage in other normal business activities.



     The Company has experienced tremendous growth as a result of having completed 24 acquisitions since April 1996. Essentially all of the Completed Acquisitions operated on separate computer hardware, software, systems and processes ("Information Systems"). In order to address the potential year 2000 problem, among other Information Systems challenges faced by the Company, in fiscal 1998, the Company created an MIS Steering Committee. The MIS Steering Committee has developed a plan for year 2000 compliance which includes four major phases--assessment, remediation, testing and implementation.



     The Company has substantially completed its assessment of the impact of the year 2000 problem on its Information Systems. Based on this assessment, the Company does not expect the cost of making the Company's Information Systems year 2000 compliant to have a material adverse impact on the Company's financial position or results of operations in future periods. The Company has completed approximately 80% of its remediation phase for all of its significant Information Systems, and estimates that it will complete software upgrades and/or replacement by the end of the current fiscal year. To date, the Company has completed approximately 20% of its testing and has implemented approximately 20% of the required remediation for such Information Systems. The testing and implementation phases are targeted to be substantially complete by the end of the second quarter of next fiscal year.



     The Company has begun its assessment of the impact of year 2000 problems on its non-information technology systems (such as telephones, processing equipment or other equipment containing embedded technology such as microcontrollers) ("Non-IT Systems"). As part of the assessment, the Company has created an equipment inventory database of Non-IT Systems to help with the assessment. The Company believes assessment will be completed before the end of the current fiscal year, and that remediation, testing and implementation will be completed by the end of the second quarter of next fiscal year.



     The Company is in the process of identifying third parties (i.e., suppliers and service providers) with which it has a significant relationship that, in the event of a year 2000 failure, could have a material adverse impact on its financial position or results of operations. The Company expects that this process will be on-going throughout the current and next fiscal year.



     The Company believes that, as a result of these efforts, any year 2000 problem that it may become subject to will not be material, however there can be no assurance that this will be the case. The Company is unable at this time to state its "worst case" year 2000 scenario. A contingency plan in the event of noncompliance is currently being developed.

                               THE EXCHANGE OFFER


     The following discussion sets forth or summarizes what the Company believes are the material terms of the Exchange Offer, including those set forth in the Letter of Transmittal distributed with this Prospectus. This Summary is qualified in its entirety by reference to the full text of the documents underlying the Exchange Offer, copies of which are filed as exhibits to the Registration Statement of which this Prospectus is a part, and are incorporated by reference herein.


PURPOSE AND EFFECT

     The Old Notes were sold by the Company to the Initial Purchasers on May 13, 1998 (the "Closing Date"), pursuant to the Purchase Agreement. The Initial Purchasers subsequently resold the Old Notes in reliance on Rule 144A and Regulation S. The Company, the Guarantors and the Initial Purchasers also entered into the Registration Rights Agreement, which provides that (i) the Company will file an Exchange Offer Registration Statement with the Commission on or prior to 60 days after the Closing Date, (ii) the Company will use commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective by the Commission on or prior to 135 days after the date on which such Exchange Offer Registration Statement is filed with the Commission (which 135-day period shall be extended for a number of days equal to the number of business days, if any, that the Commission is officially closed during such period) and (iii) unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company will commence the Exchange Offer and use its commercially reasonable efforts to issue, on or prior to 25 business days after the date on which the Exchange Offer Registration Statement is declared effective by the Commission, New Notes in exchange for all Old Notes tendered prior thereto in the Exchange Offer. Pursuant to such Registration Rights Agreement, the Company will endeavor to, within the applicable time periods, register under the Securities Act all of the New Notes pursuant to a registration statement under which the Company will offer each holder of Old Notes the opportunity to exchange any and all of the outstanding Old Notes held by such holder for New Notes in an aggregate principal amount equal to the aggregate principal amount of Old Notes tendered for exchange by such holder. Subject to limited exceptions, the Exchange Offer being made hereby, if commenced and consummated within such applicable time periods, will satisfy those requirements under the Registration Rights Agreement. In such event, Old Notes not exchanged for New Notes in the Exchange Offer would remain outstanding and would continue to accrue interest, but would generally not retain any rights under the Registration Rights Agreement. Holders of Old Notes seeking liquidity in their investment would have to rely on an exemption to the registration requirements under the securities laws, including the Securities Act. This Exchange Offer is intended to satisfy the Company's exchange offer obligations under the Registration Rights Agreement.

TERMS OF THE EXCHANGE OFFER

     The Company hereby offers, upon the terms and subject to the conditions set forth herein and in the accompanying Letter of Transmittal, to exchange $1,000 in principal amount of the New Notes for each $1,000 in principal amount of the outstanding Old Notes. The Company will accept for exchange any and all Old Notes that are validly tendered on or prior to 5:00 p.m., New York City time, on the Expiration Date. Tenders of the Old Notes may be withdrawn in accordance with the procedures described under "--Withdrawal Rights" at any time prior to 5:00 p.m., New York City time, on the Expiration Date. The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain customary conditions that may be waived by the Company, and to the terms and provisions of the Registration Rights Agreement. See "--Conditions of the Exchange Offer."

     Old Notes may be tendered only in multiples of $1,000. Subject to the foregoing, holders may tender less than the aggregate principal amount represented by the Old Notes held by them, provided that they appropriately indicate this fact on the Letter of Transmittal accompanying the tendered Old Notes (or so indicate pursuant to the procedures for book-entry transfer).


     As of the date of this Prospectus, $180 million in aggregate principal amount of the Old Notes were outstanding. This Prospectus, together with the Letter of Transmittal, is first being sent on or about October 7, 1998, to all holders of Old Notes known to the Company.

     Because the Exchange Offer is for any and all Old Notes, the number of Old Notes tendered and exchanged in the Exchange Offer will reduce the principal amount of Old Notes outstanding. Following the consummation of the Exchange Offer, holders who did not tender their Old Notes generally will not have any further registration rights under the Registration Rights Agreement, and such Old Notes will continue to be subject to certain restrictions on transfer. Accordingly, the liquidity of the market for such Old Notes could be adversely affected. The Old Notes are currently eligible for sale pursuant to Rule 144A through the Private Offering, Resales and Trading through Automated Linkages ("PORTAL") system. Because the Company anticipates that most holders of Old Notes will elect to exchange such Old Notes for New Notes due to the absence of restrictions on the resale of New Notes under the Securities Act, the Company anticipates that the liquidity of the market for any Old Notes remaining after the consummation of the Exchange Offer may be substantially limited. See "Risk Factors--Certain Market Consequences of Failure to Exchange Old Notes."

     The form and terms of the New Notes are generally the same as the form and terms of the Old Notes except that (i) the New Notes have been registered under the Securities Act and will not bear legends restricting the transfer thereof,
(ii) the holders of New Notes will not be entitled to any Additional Interest under the terms of the Registration Rights Agreement and (iii) holders of New Notes will not be entitled to certain other rights under the Registration Rights Agreement. The New Notes will evidence the same debt as the Old Notes and will be entitled to the benefits of the Indenture.

     The Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. The Exchange Agent will act as agent for the tendering holders of Old Notes and for the purposes of receiving the New Notes from the Company and delivering New Notes to such holders.

     If any tendered Old Notes are not accepted for exchange because of an invalid tender, the occurrence of certain other events set forth herein or otherwise, certificates for any such unaccepted Old Notes will be returned, without expense, to the tendering holder thereof as promptly as practicable after the Expiration Date.

     Holders of Old Notes do not have any appraisal or dissenters' rights in connection with the Exchange Offer.

     Holders of Old Notes who tender in the Exchange Offer will not be required to pay brokerage commissions or fees or, subject to the instructions in the Letter of Transmittal, transfer taxes with respect to the exchange of Old Notes pursuant to the Exchange Offer. The Company will pay all charges and expenses, other than certain applicable taxes, in connection with the Exchange Offer. See "--Fees and Expenses."

     NEITHER THE BOARD OF DIRECTORS OF THE COMPANY NOR THE COMPANY MAKES ANY RECOMMENDATION TO HOLDERS OF OLD NOTES AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ALL OR ANY PORTION OF THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER. IN ADDITION, NO ONE HAS BEEN AUTHORIZED TO MAKE ANY SUCH RECOMMENDATION. HOLDERS OF OLD NOTES MUST MAKE THEIR OWN DECISION WHETHER TO TENDER PURSUANT TO THE EXCHANGE OFFER AND, IF SO, THE AGGREGATE PRINCIPAL AMOUNT OF OLD NOTES TO TENDER, AFTER READING CAREFULLY THIS PROSPECTUS AND THE LETTER OF TRANSMITTAL AND CONSULTING WITH THEIR ADVISORS, IF ANY, BASED ON THEIR OWN FINANCIAL POSITION AND REQUIREMENTS.

EXPIRATION DATE; EXTENSIONS; AMENDMENTS


     The Exchange Offer shall remain open for a period of not less than 20 business days after notice is mailed to holders. The Expiration Date shall be November 5, 1998 at 5:00 p.m., New York City time, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the Expiration Date shall be the latest date and time to which the Exchange Offer is extended; provided, that the Expiration Date will not be extended beyond November 19, 1998.

     In order to extend the Exchange Offer, the Company will notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof, by means of a press release or any other acceptable means, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     The Company expressly reserves the right, in its sole and absolute discretion, (i) to delay accepting any Old Notes, (ii) to extend the Exchange Offer, (iii) if any of the conditions set forth below under "Conditions of the Exchange Offer" shall not have been satisfied, to terminate the Exchange Offer, by giving oral or written notice of such delay, extension or termination to the Exchange Agent, and (iv) to waive any condition or otherwise amend the terms of the Exchange Offer in any manner. If such waiver or amendment constitutes a material change to the Exchange Offer, the Company will promptly disclose such waiver or amendment by means of a prospectus supplement that will be distributed to the registered holders of the Old Notes, and the Company will extend the Exchange Offer to the extent required by Rule 14e-1 under the Exchange Act.

     Any such delay in acceptance, extension, termination or amendment will be followed promptly by oral or written notice thereof to the Exchange Agent and by making a public announcement thereof, and such announcement in the case of an extension will be made no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which the Company may choose to make any public announcement and subject to applicable law, the Company shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a release to the Dow Jones News Service.

CONDITIONS OF THE EXCHANGE OFFER


     Notwithstanding any other provision of the Exchange Offer, or any extension of the Exchange Offer, the Company will not be required to accept for exchange, or to exchange, any Old Notes for any New Notes (whether or not any Old Notes have theretofore been accepted for exchange) if (A) any of the conditions set forth in (i) to (iii) below has not been satisfied or (B) the condition set forth in (iv) below has occurred or exists:



          (i) the Old Notes shall have been duly tendered in accordance with the terms of the Exchange Offer;



          (ii) the Exchange Offer shall not violate any applicable law or any applicable policy of the Commission;



          (iii) all governmental approvals shall have been obtained, which approvals the Company deems necessary for the consummation of the Exchange Offer; and



          (iv) an action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company to proceed with the Exchange Offer, or a material adverse development shall have occurred in any existing action or proceeding with respect to the Company.



     If the Company determines in its sole and absolute discretion that any of the foregoing events or conditions has not been satisfied or has occurred or exists, the Company may, subject to applicable law, (i) waive any such condition, (ii) amend the terms of the Exchange Offer in any respect, (iii) extend the Exchange Offer and retain all Old Notes tendered prior to the expiration of the Exchange Offer subject, however, to the rights of holders to withdraw such Old Notes or (iv) terminate the Exchange Offer (whether or not any Old Notes have theretofore been accepted for exchange). If such waiver or amendment constitutes a material change to the Exchange Offer, the Company will promptly disclose such waiver or amendment by means of a prospectus supplement that will be distributed to the registered holders of the Old Notes, and the Company will extend the Exchange Offer to the extent required by Rule 14e-1 under the Exchange Act.



     The foregoing conditions are for the sole benefit of the Company and may be waived by the Company in whole or in part at any time and from time to time in its sole discretion. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of such rights and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Company concerning the events described above will be final and binding upon all parties.



     In addition, the Company will not accept for exchange any Old Notes tendered, and no New Notes will be issued in exchange for any such Old Notes, if at such time any stop order shall be threatened or in effect with respect to the Registration Statement of which this Prospectus constitutes a part or the qualification of the Indenture under the Trust Indenture Act of 1939.


TERMINATION OF CERTAIN RIGHTS

     Holders of New Notes will not be and, upon consummation of the Exchange Offer, holders of Old Notes who were permitted to participate in the Exchange Offer will no longer be, entitled to (i) the right to receive Additional Interest under the Registration Rights Agreement or (ii) certain other rights under the Registration Rights Agreement intended for the holders of unregistered securities; provided, that holders of Old Notes who are not permitted to participate in the Exchange Offer or who do not receive fully tradeable New Notes pursuant to the Exchange Offer, shall have the right to require the Company to file a Shelf Registration Statement solely for the benefit of such holders of Old Notes and will be entitled to receive Additional Interest following the occurrence of a Registration Default in connection with the filing of such Shelf Registration Statement. See "Registration Rights." Notwithstanding anything to the contrary in the foregoing, Old Notes not tendered in the Exchange Offer will remain outstanding and continue to accrue interest in accordance with their terms.

ACCRUED INTEREST ON THE OLD NOTES

     Holders whose Old Notes are accepted for exchange will have the right to receive interest accrued thereon from the date of their original issuance or the last interest payment date, as applicable, to, but not including, the date of issuance of the New Notes, such interest to be payable with the first interest payment on the New Notes. Interest on the Old Notes accepted for exchange, which interest accrued at the rate of 10% per annum, will cease to accrue on the day prior to the issuance of the New Notes.

PROCEDURES FOR TENDERING OLD NOTES

     The tender of a holder's Old Notes as set forth below and the acceptance thereof by the Company will constitute a binding agreement between the tendering holder and the Company upon the terms and subject to the conditions set forth in this Prospectus and in the accompanying Letter of Transmittal. Except as set forth below, a holder who wishes to tender Old Notes for exchange pursuant to the Exchange Offer must transmit a properly completed and duly executed Letter of Transmittal, including all other documents required by such Letter of Transmittal, to the Exchange Agent at the address set forth under "--The Exchange Agent; Assistance" prior to 5:00 p.m., New York City time on the Expiration Date. In addition, either (i) certificates of such Old Notes must be received by the Exchange Agent along with the Letter of Transmittal, or (ii) a timely confirmation of book-entry transfer of such Old Notes, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer described below, must be received by the Exchange Agent prior to the Expiration Date, or (iii) the holder must comply with the guaranteed delivery procedures described below.

     THE METHOD OF DELIVERY OF OLD NOTES, LETTERS OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE ELIGIBLE HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE ELIGIBLE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY

REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT SUCH TENDER FOR SUCH HOLDER.


     Any Beneficial Owner whose Old Notes are registered in the name of a nominee, such as a broker, dealer, commercial bank, trust company, and who wishes to tender Old Notes in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such Beneficial Owner's behalf. If such Beneficial Owner wishes to tender directly, such Beneficial Owner must, prior to completing and executing the Letter of Transmittal and tendering Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder. Beneficial Owners should be aware that the transfer of registered ownership may take considerable time.


     The Exchange Agent will make a request to establish an account with respect to the Old Notes at DTC for the purposes of the Exchange Offer within two business days after the date of this Prospectus, any financial institution that is a participant in DTC's Book-Entry Transfer Facility system may make book-entry delivery of the Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account in accordance with DTC's procedures for such transfer. However, although delivery of the Old Notes may be effected through book-entry transfer into the Exchange Agent's accountant at DTC, the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, must in any case, be delivered to and received by the Exchange Agent at its address set forth under "--The Exchange Agent; Assistance" on or prior to the Expiration Date, or the guaranteed delivery procedure set forth below must be complied with, within the time period provided under such procedures. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     Each signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution (as defined herein) unless the Old Notes surrendered for exchange pursuant hereto are tendered (i) by a registered holder of the Old Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" in the Letter of Transmittal, or (ii) for the account of an Eligible Institution. In the event that a signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, is required to be guaranteed, such signature must be guaranteed by an Eligible Institution. If the Letter of Transmittal is signed by a person other than the registered holder of the Old Notes, the Old Notes surrendered for exchange must be endorsed or accompanied by appropriate bond powers and a proxy which authorizes such person to tender the Old Notes on behalf of the registered holder, in each case, signed as the name of the registered holder, with the signature thereon guaranteed by an Eligible Institution. The term "registered holder" as used herein with respect to the Old Notes means any person in whose name the Old Notes are registered on the books of the Registrar. The term "Eligible Institution" as used herein means a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Exchange Act.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered and to reject any Old Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give notification of defects or irregularities with respect to tenders of Old Notes. Tenders of the Old Notes will not be deemed to have been made until such irregularities have been cured or waived.

     If any Letter of Transmittal, endorsement, bond power, power of attorney or any other document required by the Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company, in its sole discretion, of such person's authority so to act must be submitted with the Letter of Transmittal.

     By tendering, each registered holder will represent to the Company, among other things, that: (i) the holder is not an "affiliate" of the Company as defined in Rule 405 of the Securities Act, (ii) the holder is not a broker-dealer that acquired Old Notes directly from the Company in order to resell them pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, (iii) the holder will acquire the New Notes in the ordinary course of business and (iv) the holder is not participating, and does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes. Any holder of Old Notes that is unable to make these representations to the Company will not be able to rely on the interpretations of the staff of the Commission described in "--Resales of New Notes" and therefore will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Old Notes unless such sale is made pursuant to an exemption from such requirements.

GUARANTEED DELIVERY PROCEDURES

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Letter of Transmittal. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate or registration number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, at least within four (4) New York Stock Exchange trading days after the Expiration Date, the tendered Old Notes, a duly executed Letter of Transmittal (or facsimile thereof) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent and (iii) such properly completed and executed documents required by the Letter of Transmittal (or facsimile thereof) and the tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent at least within four (4) New York Stock Exchange trading days after the Expiration Date.

ACCEPTANCE OF OLD NOTES FOR EXCHANGE; DELIVERY OF NEW NOTES

     Upon satisfaction or waiver of all the conditions to the Exchange Offer, the Company will accept any and all Old Notes that are properly tendered in the Exchange Offer prior to 5:00 p.m., New York City time, on the Expiration Date. The New Notes issued pursuant to the Exchange Offer will be delivered as promptly as practicable after acceptance of the Old Notes. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes, when, as, and if the Company has given oral or written notice thereof to the Exchange Agent.

     In all cases, issuances of New Notes for Old Notes that are accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of such Old Notes, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and all other required documents (or of confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC); provided, that the Company reserves the absolute right to waive any defects or irregularities in the tender or conditions of the Exchange Offer. If any tendered Old Notes are not accepted for any reason, such unaccepted

Old Notes will be returned without expense to the tendering holder thereof as promptly as practicable after the expiration or termination of the Exchange Offer.

WITHDRAWAL RIGHTS

     Tenders of the Old Notes may be withdrawn by delivery of a written or facsimile transmission notice to the Exchange Agent, at its address set forth herein, at any time prior to 5:00 p.m., New York City time, on the Expiration Date after which tenders of Old Notes are irrevocable. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate or registration number or numbers and principal amount of such Old Notes, as applicable or, in the case of notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by a bond power in the name of the person withdrawing the tender, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder, with the signature thereon guaranteed by an Eligible Institution together with the other documents required upon transfer by the Indenture, (iv) specify the name in which such Old Notes are to be re-registered, if different from the Depositor, pursuant to such documents of transfer and (v) include a statement that such holder is withdrawing his election to have such Old Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion. The Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered for exchange but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal. Properly withdrawn Old Notes may be retendered by following one of the procedures described under "--Procedures for Tendering Old Notes" at any time on or prior to the Expiration Date.

THE EXCHANGE AGENT; ASSISTANCE


     LaSalle National Bank has been appointed the Exchange Agent for the Exchange Offer. All tendered Old Notes, executed Letters of Transmittal and other related documents should be directed to the Exchange Agent. Questions and requests for assistance and requests for additional copies of the Prospectus, the Letter of Transmittal and other related documents should be addressed to the Exchange Agent as follows:


          By Hand, Registered or Certified Mail or Overnight Courier:


                             LaSalle National Bank


                            135 South LaSalle Street


                                   Room 1960


                               Chicago, IL 60603


                           Attention: Erik R. Benson


                                 By Facsimile:


                                  312-904-2236



                           Attention: Erik R. Benson



                       Confirm by Telephone 312-904-2970


     DELIVERY OF DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF DOCUMENTS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY OF SUCH DOCUMENTS.

FEES AND EXPENSES

     The expenses of soliciting tenders pursuant to the Exchange Offer will be borne by the Company. The principal solicitation for tenders pursuant to the Exchange Offer is being made by mail. However, additional solicitations may be made by facsimile, telephone or in person by officers and regular employees of the Company and its affiliates.

     The Company has not retained any dealer-manager in connection with the Exchange Offer and will not make any payments to brokers, dealers or others soliciting acceptance of the Exchange Offer. The Company, however, will pay the Exchange Agent reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses in connection therewith and pay other registration expenses, including fees and expenses of the Trustee, filing fees, blue sky fees and printing and distribution expenses.

     The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

ACCOUNTING TREATMENT

     The New Notes will be recorded at the same carrying value as the Old Notes, as reflected in the Company's accounting records on the date of the exchange. Accordingly, no gain or loss will be recognized by the Company for accounting purposes in connection with the Exchange Offer. The expenses of the Exchange Offer will be amortized over the term of the New Notes.

RESALES OF NEW NOTES


     Upon consummation of the Exchange Offer, holders of Old Notes that were not prohibited from participating in the Exchange Offer and did not tender their Old Notes will generally not have any registration rights under the Registration Rights Agreement with respect to such nontendered Old Notes and such Old Notes will continue to be subject to the restrictions on transfer contained in the legend thereon. In general, the Old Notes may not be offered or sold unless registered under the Securities Act and applicable state securities laws, except pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. The Company does not currently anticipate that it will register the Old Notes under the Securities Act.



     The Company is making the Exchange Offer in reliance on the position of the staff of the Commission as set forth in certain interpretive letters addressed to third parties in other transactions. However, the Company has not sought its own interpretive letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as it has in such interpretive letters to third parties. Based on these interpretations by the staff of the Commission, the Company believes that New Notes issued pursuant to the Exchange Offer to a holder in exchange for Old Notes may be offered for resale, resold and otherwise transferred by a holder (other than (i) a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (ii) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (iii) a broker-dealer who acquired the Old Notes as a result of market-making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided, that such holder is acquiring the New Notes in the ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes. Any holder wishing to accept the Exchange Offer must represent to the Company, as required by the Registration Rights Agreement, that (i) it is not an "affiliate" of the Company as defined in Rule 405 of the Securities Act, (ii) it is not a broker-dealer that acquired Old Notes directly from the Company in order to resell them pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, (iii) it will acquire the New Notes in its ordinary course of business and (iv) it is not participating, and does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes. Any holder of Old Notes that is unable to make these representations to the Company will not be able to rely on the interpretations of the staff of the Commission described above and therefore will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Old Notes unless such sale is made pursuant to an exemption from such requirements.


     Each broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer must acknowledge that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and, because it may be deemed a statutory underwriter, must agree that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Based on the position taken by the staff of the Commission in the interpretive letters referred to above, the Company believes that Restricted Broker-Dealers may fulfill their prospectus delivery requirements with respect to the New Notes received upon exchange of such Old Notes (other than Old Notes which represent an unsold allotment from the original sale of the Old Notes) with a prospectus meeting the requirements of the Securities Act, which may be the prospectus prepared for an exchange offer so long as it contains a description of the plan of distribution with respect to the resale of such New Notes. Accordingly, this Prospectus, as it may be amended or supplemented from time to time, may be used by a Restricted Broker-Dealer during the period referred to below in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired by such Restricted Broker-Dealer for its own account as a result of market-making or other trading activities. Subject to certain provisions and time limitations set forth in the Registration Rights Agreement, the Company has agreed that this Prospectus, may be used by a Restricted Broker-Dealer in connection with resales of such New Notes. See "Plan of Distribution." However, a Restricted Broker-Dealer who intends to use this Prospectus in connection with the resale of New Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Restricted Broker-Dealer. Such notice may be given in the space provided for that purpose in the Letter of Transmittal or may be delivered to the Exchange Agent at one of the addresses set forth herein under "--The Exchange Agent; Assistance." A Restricted Broker-Dealer who delivers this Prospectus to purchasers in connection with resales of New Notes will be subject to certain of the civil liabilities under the Securities Act and will be bound by the provisions of the Registration Rights Agreement (including certain indemnification rights and obligations). Any Restricted Broker-Dealer who is an "affiliate" of the Company may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

     In that regard, each Restricted Broker-Dealer who surrenders Old Notes pursuant to The Exchange Offer will be deemed to have agreed, by execution of the Letter of Transmittal, that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in this Prospectus untrue in any material respect or which causes this Prospectus to omit to state a material fact necessary in order to make the statements contained herein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Restricted Broker-Dealer will suspend the sale of New Notes pursuant to this Prospectus until the Company has amended or supplemented this Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such Restricted Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be.

CONSEQUENCES OF FAILURE TO EXCHANGE

     Holders of Old Notes who are permitted to participate in the Exchange Offer and who do not tender their Old Notes generally will not have any further registration rights under the Registration Rights Agreement or otherwise. Accordingly, any holder that does not exchange such holder's Old Notes for New Notes will continue to hold the untendered Old Notes and will be entitled to all the rights and limitations applicable thereto under the Indenture, except to the extent that such rights or limitations, by their terms, terminate or cease to have further effectiveness as a result of the Exchange Offer.

     The Old Notes that are not exchanged for New Notes pursuant to the Exchange Offer will continue to be subject to the restrictions on transfer contained in the legend thereon. In general, the Old Note may not be offered or sold, unless registered under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. The Company does not currently anticipate that it will register the Old Notes under the Securities Act. Accordingly, such Old Notes may be resold only
(i) to the Company (upon redemption thereof or otherwise), (ii) pursuant to an effective registration statement under the Securities Act, (iii) so long as the Old Notes are eligible for resale pursuant to Rule 144A to a Qualified Institutional Buyer (as defined in the Securities Act) in a transaction meeting the requirements of Rule 144A, (iv) outside the United States to a foreign person pursuant to the exemption from the registration requirements of the Securities Act provided by Regulation S, (v) to an institutional "accredited investor" (as defined in the Securities Act) in a transaction exempt from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States or other applicable jurisdiction, or (vi) pursuant to any other available exemption from the registration requirements of the Securities Act.

MISCELLANEOUS

     Participation in the Exchange Offer is voluntary and holders should carefully consider whether to accept. Holders of the Old Notes are urged to consult their financial and tax advisors in making their own decisions on what action to take.

     The Company may in the future seek to acquire untendered Old Notes, to the extent permitted by applicable law, in open market or privately negotiated transactions, through subsequent exchange offers or otherwise. The Company has no present plans to acquire any Old Notes that are not tendered in the Exchange Offer or to file a registration statement to permit resales of any untendered Old Notes.

     HOLDERS OF OLD NOTES WILL NOT HAVE DISSENTERS' RIGHTS OR APPRAISAL RIGHTS IN CONNECTION WITH THE EXCHANGE OFFER.

                                USE OF PROCEEDS

     There will be no proceeds to the Company from the exchange of the Old Notes for New Notes pursuant to the Exchange Offer.


     The net proceeds from the sale of the Old Notes in the Offering were approximately $174.6 million, which the Company used to (a) repay approximately $119.0 million outstanding under the Company's Senior Credit Facility, (b) repay approximately $19.1 million of notes payable to related parties, and (c) fund working capital and acquisitions.



     The following table sets forth the pro forma sources and uses of funds as of June 30, 1998, in connection with the Company's acquisition of Naporano:



                                                                  AMOUNT
                                                               -------------
                                                               (IN MILLIONS)
SOURCES:
Existing cash...............................................       $12.2
Borrowings under the Senior Credit Facility.................        65.2
                                                                   -----
                                                                   $77.4
                                                                   =====
USES:
Cash consideration paid to the former shareholders of
  Naporano, net of $6.6 million cash acquired...............       $77.4
                                                                   =====

                                 CAPITALIZATION


     The following table sets forth the consolidated capitalization of the Company as of June 30, 1998 and on a pro forma basis to give effect to the acquisition of Naporano. See "Use of Proceeds." The pro forma capitalization does not give effect to insignificant acquisitions as defined in Regulation S-X. The information set forth below should be read in conjunction with the Financial Statements and notes thereto.



                                                                     AS OF
                                                                 JUNE 30, 1998
                                                               ------------------
                                                               ACTUAL   PRO FORMA
                                                               ------   ---------
                                                                 (IN MILLIONS)
Cash and equivalents(1).....................................   $ 12.2    $   --
                                                               ======    ======
Debt (including current portion):
  Third party debt..........................................   $  3.0    $  4.6
  Related party debt........................................     22.4      22.4
  Senior Credit Facility....................................       --      65.2
  Notes.....................................................    180.0     180.0
                                                               ------    ------
     Total debt.............................................    205.4     272.2
Stockholders' equity:
  Convertible preferred stock...............................   $ 30.9    $ 30.9
  Common stock, warrants and additional paid-in
     capital(2).............................................    257.8     276.3
  Accumulated deficit.......................................    (29.0)    (29.0)
                                                               ------    ------
     Total stockholders' equity.............................    259.7     278.2
                                                               ------    ------
     Total capitalization...................................   $465.1    $550.4
                                                               ======    ======


------------------------
(1) See Note (1) to Unaudited Pro Forma Condensed Consolidated Balance Sheet.


(2) The increase in the balance is due to the issuance of Common Stock in connection with the Naporano acquisition. See "Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet."

                SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


     The following table sets forth selected historical and pro forma financial data of the Company for the periods indicated. The historical data of the Company has been restated to reflect the merger with Bluestone as a pooling of interests. The selected historical data as of and for each of the three fiscal years in the period ended October 31, 1995, the five months ended March 31, 1996 and as of and for each of the two fiscal years in the period ended March 31, 1998 were derived from (i) the audited consolidated financial statements of the Company and (ii) for the continuing operations data as of and for each of the two years in the period ended October 31, 1994, from the unaudited historical financial statements of Bluestone. The selected historical financial data as of and for the three months ended June 30, 1997 and 1998, were derived from the unaudited interim financial statements of the Company. In the opinion of management, such unaudited interim financial statements contain all adjustments (consisting of only normal recurring items) necessary to present fairly the Company's financial position and results of operations as of and for the periods presented. The information contained in this table should be read in conjunction with the Pro Forma Financial Data appearing elsewhere in this Prospectus and the Financial Statements and related notes thereto. The financial data included in the table below reflect the results of the Company's prior operations of designing, manufacturing and marketing electronic presentation products and color printers and related consumable products as discontinued operations. The Company sold the assets relating to these operations in July and December 1996. See "Incorporation of Certain Documents by Reference."



                                                                                                   FIVE MONTHS
                                                                                                      ENDED
                                                             FISCAL YEARS ENDED OCTOBER 31,         MARCH 31,
                                                             -------------------------------       -----------
HISTORICAL                                                    1993        1994         1995           1996
----------                                                   ------       -----       ------       -----------
STATEMENT OF OPERATIONS DATA(1):
  Net sales................................................  $ 40.4       $64.8       $112.8         $ 36.3
  Cost of sales............................................    38.9        61.3        105.0           34.9
                                                             ------       -----       ------         ------
    Gross profit...........................................     1.5         3.5          7.8            1.4
  General and administrative expenses......................     2.2         2.0          6.3            2.3
  Depreciation and amortization............................     0.2         0.1          0.1            0.1
                                                             ------       -----       ------         ------
    Operating income (loss) from continuing operations.....    (0.9)        1.4          1.4           (1.0)
  Interest expense.........................................     0.3         0.4          1.2            0.5
  Income (loss) from joint ventures........................      --         0.5          1.0           (0.3)
  Other income, net........................................     0.6         0.4          0.6            0.2
                                                             ------       -----       ------         ------
    Income (loss) from continuing operations before
      taxes................................................    (0.6)        1.9          1.8           (1.6)
  Provision (benefit) for income taxes.....................    (0.1)         --          0.7           (0.7)
    Net income (loss) from continuing operations...........    (0.5)        1.9          1.1           (0.9)
                                                             ------       -----       ------         ------
  Net income (loss) from discontinued operations...........    (0.2)       (0.4)        (2.7)            --
                                                             ------       -----       ------         ------
    Net income (loss) applicable to Common Stock...........  $ (0.7)      $ 1.5       $ (1.6)        $ (0.9)
                                                             ======       =====       ======         ======
  Net income (loss) from continuing operations applicable
    to Common Stock
      Basic................................................  $(0.08)      $0.31       $ 0.18         $(0.15)
      Diluted..............................................  $(0.08)      $0.31       $ 0.18         $(0.15)
  Cash dividends per common share..........................  $ 0.20       $0.20       $ 0.15         $ 0.00
OTHER FINANCIAL DATA(1):
  Adjusted EBITDA(3).......................................  $ (0.7)      $ 2.0       $  2.5         $ (1.2)
  Capital expenditures.....................................     0.0         0.1          0.7            0.1
  Ratio of earnings to Fixed Charges(4)....................      --         5.4          2.5             --
BALANCE SHEET DATA (AT END OF PERIOD)(1):
  Cash and equivalents.....................................  $ (0.4)      $ 0.6       $  3.1         $  3.2
  Working capital..........................................    11.9        10.7         11.1           11.1
  Total assets.............................................    22.5        30.6         39.1           31.7
  Total debt (including current maturities)................     2.7         8.1         17.6           11.6
  Convertible preferred stock..............................      --          --           --             --
  Common stockholder's equity..............................    15.8        15.8         12.6           12.4



         See Notes to Selected Historical and Pro Forma Financial Data

                      (IN MILLIONS, EXCEPT PER SHARE DATA)



                                                                                            THREE MONTHS
                                                                FISCAL YEARS ENDED              ENDED
                                                                     MARCH 31,                JUNE 30,
                                                                -------------------      -------------------
                         HISTORICAL                              1997        1998         1997        1998
                         ----------                             ------      -------      ------      -------
STATEMENT OF OPERATIONS DATA(1):
  Net sales.................................................    $141.8      $ 570.0      $ 82.1      $ 214.9
  Cost of sales.............................................     130.4        517.9        74.7        195.2
                                                                ------      -------      ------      -------
    Gross profit............................................      11.4         52.1         7.4         19.7
  General and administrative expenses.......................      10.4         28.2         4.2         11.5
  Depreciation and amortization.............................       2.5         10.3         1.3          4.4
  Non-recurring expenses(2).................................        --         33.7          --          0.9
                                                                ------      -------      ------      -------
    Operating income (loss) from continuing operations......      (1.5)       (20.1)        1.9          2.9
  Interest expense..........................................       2.3         10.0         1.5          4.9
  Income (loss) from joint ventures.........................       0.4          0.4         0.1         (0.2)
  Other income, net.........................................       0.4          0.4         0.1          0.6
                                                                ------      -------      ------      -------
    Income (loss) from continuing operations before taxes...      (3.0)       (29.3)        0.6         (1.6)
  Provision (benefit) for income taxes......................      (0.9)        (0.5)        0.3         (0.5)
                                                                ------      -------      ------      -------
    Net income (loss) from continuing operations............      (2.1)       (28.8)        0.3         (1.1)
  Net income from discontinued operations...................       0.8          0.2         0.1           --
  Extraordinary charge for early retirement of debt, net of
    taxes...................................................        --           --          --          0.9
  Preferred stock dividends.................................        --          7.1          --          0.4
                                                                ------      -------      ------      -------
    Net income (loss) applicable to Common Stock............    $ (1.3)     $ (35.7)     $  0.4      $  (2.4)
                                                                ======      =======      ======      =======
  Net income (loss) from continuing operations applicable to
    Common Stock
    Basic...................................................    $(0.21)     $ (1.73)     $ 0.02      $ (0.05)
    Diluted.................................................    $(0.21)     $ (1.73)     $ 0.02      $ (0.05)
  Cash dividends per common share...........................    $ 0.00      $  0.00      $ 0.00      $  0.00
OTHER FINANCIAL DATA(1):
  Adjusted EBITDA(3)........................................    $  1.4      $  24.3      $  3.3      $   8.0
  Capital expenditures......................................       3.3          7.6         1.0          4.8
  Ratio of earnings to Fixed Charges(4).....................        --           --         1.3           --
BALANCE SHEET DATA (AT END OF PERIOD)(1):
  Cash and equivalents......................................    $  5.8      $   4.5                  $  12.2
  Working capital (deficit).................................      (9.7)       101.6                    112.2
  Total assets..............................................      94.7        502.4                    559.9
  Total debt (including current maturities).................      48.1        151.5                    205.4
  Convertible preferred stock...............................        --         33.0                     30.9
  Common stockholder's equity...............................      27.2        219.8                    228.8



                                                               FISCAL YEAR      THREE MONTHS
                                                                  ENDED             ENDED
                        PRO FORMA                             MARCH 31, 1998    JUNE 30, 1998
                        ---------                             --------------    -------------
PRO FORMA STATEMENT OF OPERATIONS DATA:
  Net sales...............................................       $1,020.0          $255.1
  Interest expense........................................           26.9             6.8
PRO FORMA OTHER FINANCIAL DATA:
  Pro Forma Adjusted EBITDA(5)............................       $   43.1          $  9.7
  Net cash interest expense(6)............................           25.1             6.3
  Ratio of Pro Forma Adjusted EBITDA to net cash interest
    expense...............................................            1.7             1.5
  Ratio of earnings to fixed charges(4)...................             --              --
PRO FORMA BALANCE SHEET DATA (AT END OF PERIOD):
  Cash and equivalents....................................                         $   --
  Working capital.........................................                          117.3
  Total assets............................................                          653.2
  Total debt (including current maturities)...............                          272.2
  Convertible preferred stock.............................                           30.9
  Common stockholders' equity.............................                          247.3



         See Notes to Selected Historical and Pro Forma Financial Data

           NOTES TO SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA


(1) Operating results for fiscal 1993, 1994 and 1995, and the five month transitional period ended March 31, 1996, have been restated to reflect the results of the Company's prior operations as discontinued operations. The Selected Historical and Pro Forma financial information as of and for each of the three fiscal years in the period ended October 31, 1995, the five months ended March 31, 1996, as of and for each of the two fiscal years in the period ended March 31, 1998 and for the three months ended June 30, 1998, has also been restated to reflect the merger with Bluestone as a pooling of interests.


(2) During the fiscal year ended March 31, 1998, the Company recorded the following non-recurring pre-tax charges (in millions):

    Non-cash warrant compensation...............................    $19.1(a)
    Severance and other termination benefits....................      2.8(b)
    EMCO Recycling shut-down....................................     11.8(c)
                                                                    -----
                                                                    $33.7
                                                                    =====

     (a) On December 1, 1997, the Company issued non-recurring, fully vested warrants to purchase 1,655,000 shares of Common Stock at exercise prices ranging from $4.00 per share to $12.00 per share. These warrants were issued to certain officers, employees and an outside director. The warrants, for accounting purposes, were valued using the "intrinsic value method" as prescribed under Accounting Principles Board ("APB") No. 25, "Accounting for Stock Based Compensation".

     (b) On December 1, 1997, the Company entered into a Separation Agreement and a Stock Warrant Settlement Agreement with a former officer resulting in a non-recurring charge totaling $2.8 million comprised of (a) $0.9 million of cash payments, (b) an accrual of $0.2 million for other benefits under the Separation Agreement, and (c) $1.7 million representing the value (calculated in accordance with APB No. 25) of warrants issued to purchase 200,000 shares of Common Stock.


     (c) Upon completion of the Cozzi Iron & Metal acquisition in December 1997, the Company adopted a formal plan to shut down its EMCO Recycling operations by transferring certain of EMCO Recycling's assets to the Company's Salt River facility, which the Company operates under the Metal Management Arizona name. In connection with the plan to shut down EMCO Recycling, the Company recorded a pre-tax charge of approximately $11.8 million, comprised of $9.3 million for the impairment of EMCO Recycling goodwill, $2.0 million for the write-down to fair value (less selling costs) of the EMCO Recycling's fixed assets to be sold or otherwise abandoned, and $0.5 million for other exit-related costs. The cost of transferring EMCO Recycling's remaining assets to Salt River will be expensed as incurred. The exit plan is expected to be completed by December 31, 1998.



     During the three months ended June 30, 1998, the Company recorded merger expenses of approximately $0.9 million in connection with the merger with Bluestone.


(3) Adjusted EBITDA represents net income from continuing operations plus interest expense (including amortization of debt issuance costs), taxes, depreciation and amortization. Adjusted EBITDA also excludes historical non-recurring expenses and other non-operating income and expenses. Adjusted EBITDA is presented here to provide additional information about the Company's ability to meet its future debt service, capital expenditure and working capital requirements. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative either to net income as an indicator of the Company's operating performance, or to cash flows as a measure of the Company's liquidity. Items excluded from Adjusted EBITDA, such as non-recurring expenses, depreciation and amortization, are significant components of the Company's financial statements and should be considered in assessing the financial performance of the Company. Adjusted EBITDA as defined in this Prospectus may differ from similarly titled measures presented by other companies.


(4) For purposes of the computation, the ratio of earnings to fixed charges has been calculated by dividing (i) pre-tax income (loss) from continuing operations plus fixed charges by (ii) fixed charges. Fixed charges are equal to interest expense plus the portion of the rent expense estimated to represent interest expense. During the following periods, the deficiency of earnings to fixed charges was as follows (in millions):



FISCAL YEAR   FIVE MONTHS                                    THREE MONTHS
   ENDED         ENDED       FISCAL YEARS ENDED MARCH 31,        ENDED
OCTOBER 31,    MARCH 31,     -----------------------------     JUNE 30,
   1993           1996         1997            1998              1998
-----------   -----------    ---------   -----------------   ------------
   $0.6           $1.6         $3.0            $29.3             $1.6



     During the following pro forma periods, the deficiency of earnings to fixed charges was as follows (in millions):



                                  FISCAL YEAR


                                     ENDED


                                 MARCH 31, 1998



                                     $33.4


                                    Quarter


                                     Ended


                                 June 30, 1998



                                      $5.8



(5) Pro Forma Adjusted EBITDA represents Adjusted EBITDA after giving effect to the Pro Forma Operating Statement Acquisitions as if they had occurred on April 1, 1997 and the following related items: contractual changes in management compensation, changes in inventory valuation from a LIFO basis to a FIFO basis to conform to the Company's accounting policy for inventory valuation and an adjustment to reflect lease expense related to real estate not purchased from Aerospace.

                                                        (continued on next page)


(5) (continued)

     The following table presents a reconciliation of Adjusted EBITDA to Pro Forma Adjusted EBITDA for the following periods (in millions):


                                                                   FISCAL YEAR      THREE MONTHS
                                                                      ENDED            ENDED
                                                                    MARCH 31,         JUNE 30,
                                                                      1998              1998
                                                                   -----------      ------------
    Metal Management historical Adjusted EBITDA(a)..............      $24.3             $8.0
    Pro Forma Operating Statement Acquisitions Adjusted
      EBITDA(b)
      Reserve Iron & Metal......................................      $ 0.4               --
      Isaac Group...............................................       (2.0)              --
      Proler Southwest..........................................        0.5               --
      Cozzi Iron & Metal........................................        5.1               --
      Aerospace.................................................        2.6               --
      Naporano..................................................       11.3              1.7
                                                                      -----             ----
                                                                      $17.9             $1.7
                                                                      -----             ----
                                                                      $42.2             $9.7
    Pro Forma Adjustments:
      Inventory valuation(c)
         Isaac Group............................................        0.2               --
         Aerospace..............................................       (0.3)              --
                                                                      -----             ----
                                                                      $(0.1)            $ --
      Management compensation(d)
         Isaac Group............................................        0.2               --
         Proler Southwest.......................................        0.3               --
         Aerospace..............................................        0.7               --
                                                                      -----             ----
                                                                      $ 1.2             $ --
      Real estate lease expense(e)
         Aerospace..............................................      $(0.2)            $ --
                                                                      -----             ----
           Total Adjustments....................................      $ 0.9             $ --
                                                                      -----             ----
           Total Pro Forma Adjusted EBITDA......................      $43.1             $9.7
                                                                      =====             ====


------------------------


     (a) Represents Adjusted EBITDA for all periods from and after the date of acquisition for all Pro Forma Operating Statement Acquisitions closed prior to March 31, 1998 or, as applicable, June 30, 1998.



     (b) Represents Adjusted EBITDA up to the date each Pro Forma Operating Statement Acquisition was acquired by the Company.


     (c) Represents change in inventory valuation from a LIFO basis to a FIFO basis to conform to the Company's accounting policy.

     (d)  Represents contractual reduction in management compensation.

     (e)  Represents lease expense on real estate not purchased from Aerospace.


(6) Net cash interest expense is defined as interest expense less amortization of debt issuance costs.

                            PRO FORMA FINANCIAL DATA
                                  (UNAUDITED)


     The following unaudited pro forma condensed consolidated balance sheet of the Company gives effect to borrowings under the Senior Credit Facility and to the acquisition of Naporano as if such transactions had occurred on June 30, 1998 (the "Pro Forma Balance Sheet Transactions"). The unaudited pro forma condensed consolidated balance sheet does not give effect to acquisitions that are not significant as defined by Regulation S-X. The following unaudited pro forma condensed consolidated statements of operations of the Company give effect to the Offering, borrowings under the Senior Credit Facility, the application of the net proceeds therefrom, the Pro Forma Operating Statement Acquisitions and certain equity transactions as if such transactions had occurred on April 1, 1997.



     The unaudited pro forma condensed consolidated statements of operations do not reflect the operating results from discontinued operations or insignificant acquisitions. The discontinued operations include the Company's prior operations of designing, manufacturing and marketing electronic presentation products and color printers and related consumable products which were sold in July and December 1996.



     The following acquisitions (collectively, the "Pro Forma Operating Statement Acquisitions") are presented in the Company's historical condensed consolidated statements of operations from the effective date of each acquisition. The effective date of each Pro Forma Operating Statement Acquisition is as follows:


                            ACQUISITION                            EFFECTIVE DATE
                            -----------                            --------------
    Reserve Iron & Metal........................................       5/1/97
    Isaac Group.................................................      6/23/97
    Proler Southwest............................................       9/1/97
    Cozzi Iron & Metal..........................................      12/1/97
    Aerospace...................................................      1/20/98
    Naporano....................................................       7/1/98


     The accompanying unaudited pro forma condensed consolidated financial statements have been derived from:



     a. The Company's unaudited condensed consolidated balance sheet at June 30, 1998, audited consolidated statement of operations for the year ended March 31, 1998 (restated to reflect the merger with Bluestone as a pooling of interests) and unaudited condensed consolidated statement of operations for the three months ended June 30, 1998;


     b. Reserve Iron & Metal's unaudited statement of income for the one month ended April 30, 1997;

     c. The unaudited statements of operations for the twelve weeks ended June 23, 1997 of The Isaac Corporation and Ferrex Trading Corporation;

     d. Proler Southwest's unaudited combined statement of operations for the five months ended August 31, 1997;

     e. Cozzi Iron & Metal's unaudited consolidated statement of operations for the eight months ended November 30, 1997;


     f. Aerospace's unaudited consolidated statement of income and retained earnings for the period ended January 20, 1998; and



     g. Naporano's audited balance sheet at June 30, 1998, unaudited statement of operations for the twelve months ended March 31, 1998 and unaudited statement of operations for the three months ended June 30, 1998.


     The excess of the acquisition cost over the fair value (as estimated by the Company) of the net assets of Naporano has been allocated to goodwill. The Company considers all intangible assets in the allocation of

                                  (UNAUDITED)

purchase price. Such allocation of the purchase price may change upon the final determination of the fair value of assets acquired (including other intangibles) and liabilities assumed.

     Certain amounts presented in the historical financial statements of the Pro Forma Operating Statement Acquisitions have been reclassified in the pro forma presentation to conform to the Company's operating statement presentation.

     The unaudited pro forma condensed consolidated financial statements are presented for comparative purposes only and do not purport to be indicative of the combined financial position or results of operations which would have been realized had the transactions reflected therein been consummated as of the date or during the periods for which the unaudited pro forma financial statements are presented or for any future period or date.

                             METAL MANAGEMENT, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                AT JUNE 30, 1998



                                                                NAPORANO     PRO FORMA
                                                  HISTORICAL   HISTORICAL   ADJUSTMENTS      PRO FORMA
                                                  ----------   ----------   -----------      ---------
                                                                     (IN MILLIONS)
Cash............................................    $ 12.2       $ 6.6        $(18.8)(1)      $   --
Accounts receivable, net........................     117.2        19.0            --           136.2
Inventories.....................................      66.1         5.0                          71.1
Other current assets............................       8.4         1.8            --            10.2
                                                    ------       -----        ------          ------
Total current assets............................     203.9        32.4         (18.8)          217.5
Property and equipment, net.....................     136.5         6.1          10.0(2)        152.6
Goodwill and other intangibles, net.............     210.7          --          61.1(3)        271.8
Investments in joint ventures...................       7.7         2.6                          10.3
Other assets....................................       1.0          --            --             1.0
                                                    ------       -----        ------          ------
TOTAL ASSETS....................................    $559.8       $41.1        $ 52.3          $653.2
                                                    ======       =====        ======          ======
Operating lines of credit.......................    $   --       $  --        $   --          $   --
Accounts payable................................      63.2         4.9           0.3(4)         68.4
Accrued liabilities.............................      16.0         2.9            --            18.9
Current portion of debt.........................      12.5         0.4                          12.9
                                                    ------       -----        ------          ------
Total current liabilities.......................      91.7         8.2           0.3           100.2
Long-term portion of debt.......................     192.9         1.2          65.2(5)        259.3
Deferred taxes..................................      13.4          --                          13.4
Other liabilities...............................       2.1          --            --             2.1
                                                    ------       -----        ------          ------
TOTAL LIABILITIES...............................     300.1         9.4          65.5           375.0
Convertible preferred stock, Series A...........      12.1          --            --            12.1
Convertible preferred stock, Series B...........      18.8          --            --            18.8
Common stock, warrants and additional
  paid-in-capital...............................     257.8         2.7          15.8(6)        276.3
Retained earnings (accumulated deficit).........     (29.0)       29.0         (29.0)(7)       (29.0)
                                                    ------       -----        ------          ------
TOTAL STOCKHOLDERS' EQUITY......................     259.7        31.7         (13.2)          278.2
                                                    ------       -----        ------          ------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY......    $559.8       $41.1        $ 52.3          $653.2
                                                    ======       =====        ======          ======


     See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

                             METAL MANAGEMENT, INC.

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN MILLIONS)


     The unaudited pro forma condensed consolidated balance sheet at June 30, 1998 reflects the Pro Forma Balance Sheet Transactions as if these transactions had occurred on June 30, 1998.



     The purchase consideration for Naporano is comprised of the following:



Shares of MTLM restricted Common Stock issued...............     1,938,879
Cash payment................................................    $     84.0
Value of restricted Common Stock issued.....................          18.5
Cash payment for acquisition costs..........................           1.3
                                                                ----------
Total estimated purchase consideration......................    $    103.8
                                                                ==========


     The estimated purchase consideration for Naporano is allocated for pro forma purposes as follows:


Current assets..............................................    $     32.4
Noncurrent assets...........................................          18.7
Current liabilities.........................................          (8.2)
Long term debt/other liabilities............................          (1.2)
Goodwill....................................................          62.1
                                                                ----------
                                                                $    103.8
                                                                ==========


     The above allocation of the estimated purchase consideration is preliminary and may change upon final determination of the fair value of assets acquired and liabilities assumed. Goodwill is being amortized over 40 years.

(1) Reflects the following:


     Total sources:
       Borrowings under the Senior Credit Facility..........    $     65.2

     Total uses:
       Cash consideration paid to the former shareholders of
        Naporano in partial consideration for all the common
        stock of Naporano...................................         (84.0)
                                                                ----------
                                                                $    (18.8)
                                                                ==========



(2) Reflects the write-up of fixed assets purchased from Naporano to estimated fair market value.



(3) Reflects goodwill, net of transaction costs of $1.0 million already capitalized, related to the acquisition of Naporano.



(4) Reflects estimated remaining transaction costs to be incurred related to the acquisition of Naporano.



(5) Reflects borrowings under the Senior Credit Facility to fund partial cash consideration for the acquisition of Naporano.

                             METAL MANAGEMENT, INC.

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN MILLIONS)


(6) Reflects the following:

     Issuance of 1,938,878 shares of restricted Common Stock
      to the shareholders of Naporano in partial
      consideration for all the common stock of Naporano....    $     18.5
     The elimination of historical common stock and
      additional paid in capital of Naporano................          (2.7)
                                                                ----------
                                                                $     15.8
                                                                ==========



(7) Reflects the elimination of historical retained earnings of Naporano.

                             METAL MANAGEMENT, INC.



       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                      FOR THE THREE MONTHS ENDED JUNE 30, 1998



                                                               PRO FORMA
                                                               OPERATING
                                                               STATEMENT
                                                              ACQUISITIONS        PRO FORMA
                                                HISTORICAL     HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                ----------    ------------       -----------        ---------
                                                           (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Net sales...................................      $214.9         $40.2(1)          $   --(9)         $255.1
Cost of sales...............................       195.2          37.1(2)              --(10)         232.3
                                                  ------         -----             ------            ------
Gross profit................................        19.7           3.1                 --              22.8
General and administrative expenses.........        11.5           1.4(3)              --              12.9
Depreciation and amortization...............         4.4           0.5(4)             0.3(11)           5.2
Non-recurring expenses......................         0.9           2.8                 --               3.7
                                                  ------         -----             ------            ------
Operating profit (loss) from continuing
  operations................................         2.9          (1.6)              (0.3)              1.0
Income (loss) from joint ventures...........        (0.2)           --(5)              --              (0.2)
Other income (expense), net.................         0.6          (0.4)(6)             --               0.2
                                                  ------         -----             ------            ------
Income (loss) from continuing operations
  before interest expense and income
  taxes.....................................         3.3          (2.0)              (0.3)              1.0
Interest expense............................         4.9           0.1(7)             1.8(12)           6.8
                                                  ------         -----             ------            ------
Income (loss) from continuing operations
  before income taxes.......................        (1.6)         (2.1)              (2.1)             (5.8)
Provision (benefit) for income taxes........        (0.4)           --(8)            (1.5)(13)         (1.9)
                                                  ------         -----             ------            ------
Net income (loss) from continuing
  operations................................        (1.2)         (2.1)              (0.6)             (3.9)
Preferred stock dividends...................         0.4            --                 --               0.4
                                                  ------         -----             ------            ------
Net income (loss) from continuing operations
  applicable to Common Stock................      $ (1.6)        $(2.1)            $ (0.6)           $ (4.3)
                                                  ======         =====             ======            ======
Weighted average shares outstanding.........        34.3           n/a                2.9(14)          37.2
Basic loss from continuing operations
  applicable to Common Stock................      $(0.05)          n/a             $(0.21)           $(0.12)
                                                  ======         =====             ======            ======
Diluted loss from continuing operations
  applicable to Common Stock................      $(0.05)          n/a             $(0.21)           $(0.12)
                                                  ======         =====             ======            ======
OTHER FINANCIAL DATA:
Adjusted EBITDA(15).........................      $  8.0         $ 1.7             $   --            $  9.7
                                                  ======         =====
Adjustments.................................                                           --                --
                                                                                   ======            ======
Pro Forma Adjusted EBITDA...................                                       $   --            $  9.7
                                                                                   ======            ======



See notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

                             METAL MANAGEMENT, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1998


                                                        PRO FORMA
                                                        OPERATING
                                                        STATEMENT
                                                       ACQUISITIONS        PRO FORMA
                                          HISTORICAL    HISTORICAL        ADJUSTMENTS       PRO FORMA
                                          ----------   ------------       -----------       ---------
                                                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Net sales..............................     $570.0        $450.0(1)         $   --          $ 1,020.0
Cost of sales..........................      517.9         405.9(2)            0.3(9)           924.1
                                            ------        ------            ------          ---------
Gross profit...........................       52.1          44.1              (0.3)              95.9
General and administrative expenses....       28.2          25.7(3)           (1.2)(10)          52.7
Depreciation and amortization..........       10.3           4.9(4)            2.7(11)           17.9
Non-recurring expenses.................       33.7            --                --               33.7
                                            ------        ------            ------          ---------
Operating profit (loss) from continuing
  operations...........................      (20.1)         13.5              (1.8)              (8.4)
Income (loss) from joint ventures......        0.4          (0.5)(5)            --               (0.1)
Other income, net......................        0.4           1.6(6)             --                2.0
                                            ------        ------            ------          ---------
Income (loss) from continuing
  operations before interest expense
  and income taxes.....................      (19.3)         14.6              (1.8)              (6.5)
Interest expense.......................       10.0           4.1(7)           12.8(12)           26.9
                                            ------        ------            ------          ---------
Income (loss) from continuing
  operations before income taxes.......      (29.3)         10.5             (14.6)             (33.4)
Provision (benefit) for income taxes...       (0.5)          1.7(8)           (3.0)(13)          (1.8)
                                            ------        ------            ------          ---------
Net income (loss) from continuing
  operations...........................      (28.8)          8.8             (11.6)             (31.6)
Preferred stock dividends..............        7.1            --                --                7.1
                                            ------        ------            ------          ---------
Net income (loss) from continuing
  operations applicable to Common
  Stock................................     $(35.9)       $  8.8            $(11.6)         $   (38.7)
                                            ======        ======            ======          =========
Weighted average shares outstanding....       20.8           n/a              16.4(14)           37.2
Basic loss from continuing operations
  applicable to Common Stock...........     $(1.73)          n/a            $(0.71)         $   (1.04)
                                            ======        ======            ======          =========
Diluted loss from continuing operations
  applicable to Common Stock...........     $(1.73)          n/a            $(0.71)         $   (1.04)
                                            ======        ======            ======          =========
OTHER FINANCIAL DATA:
Adjusted EBITDA (15)...................     $ 24.3        $ 17.9            $   --          $    42.2
                                            ======        ======
Adjustments............................                                        0.9                0.9
                                                                            ------          ---------
Pro Forma Adjusted EBITDA..............                                     $  0.9          $    43.1
                                                                            ======          =========



See notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

                             METAL MANAGEMENT, INC.


  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                             (DOLLARS IN MILLIONS)


     The unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 1998 and for the fiscal year ended March 31, 1998 reflects the Offering, the application of the net proceeds therefrom, borrowings under the Senior Credit Facility, and the application of net proceeds therefrom, the Pro Forma Operating Statement Acquisitions and certain other transactions described below as if such transactions had occurred on April 1, 1997.



     The unaudited Historical and Pro Forma Operating Statement Acquisitions historical information for each period includes historical information of the Pro Forma Operating Statement Acquisitions through each respective acquisition date (see introduction to "Pro Forma Financial Data") as follows:



                                                               THREE          FISCAL
                                                               MONTHS          YEAR
                                                               ENDED           ENDED
                                                              JUNE 30,       MARCH 31,
                                                                1998           1998
                                                              --------       ---------
(1)   Reflects the historical net sales for:
          Reserve Iron & Metal..............................   $  --          $  9.3
          Isaac Group.......................................      --            46.0
          Proler Southwest..................................      --            13.5
          Cozzi Iron & Metal................................      --           173.8
          Aerospace.........................................      --            44.4
          Naporano..........................................    40.2           163.0
                                                               -----          ------
                                                               $40.2          $450.0
                                                               =====          ======
(2)   Reflects the historical cost of sales for:
          Reserve Iron & Metal..............................   $  --          $  8.5
          Isaac Group.......................................      --            44.6
          Proler Southwest..................................      --            11.1
          Cozzi Iron & Metal................................      --           162.1
          Aerospace.........................................      --            38.7
          Naporano..........................................    37.1           140.9
                                                               -----          ------
                                                               $37.1          $405.9
                                                               =====          ======
(3)   Reflects the historical general and administrative
  expenses for:
          Reserve Iron & Metal..............................   $  --          $  0.5
          Isaac Group.......................................      --             3.4
          Proler Southwest..................................      --             1.9
          Cozzi Iron & Metal................................      --             5.9
          Aerospace.........................................      --             3.1
          Naporano..........................................     1.4            10.9
                                                               -----          ------
                                                               $ 1.4          $ 25.7
                                                               =====          ======

                             METAL MANAGEMENT, INC.


              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED


                     STATEMENTS OF OPERATIONS--(CONTINUED)

                             (DOLLARS IN MILLIONS)


                                                               THREE          FISCAL
                                                               MONTHS          YEAR
                                                               ENDED           ENDED
                                                              JUNE 30,       MARCH 31,
                                                                1998           1998
                                                              --------       ---------
(4)   Reflects the historical depreciation and amortization
  expense for:
          Reserve Iron & Metal..............................   $  --          $  0.2
          Isaac Group.......................................      --             0.4
          Proler Southwest..................................      --             0.1
          Cozzi Iron & Metal................................      --             1.8
          Aerospace.........................................      --             0.5
          Naporano..........................................     0.5             1.9
                                                               -----          ------
                                                               $ 0.5          $  4.9
                                                               =====          ======
(5)   Reflects the historical income (loss) from joint
  ventures for:
          Cozzi Iron & Metal................................   $  --          $ (0.7)
          Naporano..........................................      --             0.2
                                                               -----          ------
                                                               $  --          $ (0.5)
                                                               =====          ======
(6)   Reflects the historical other income (expense) for:
          Proler Southwest..................................   $  --          $  0.1
          Cozzi Iron & Metal................................      --             0.5
          Aerospace.........................................      --             0.2
          Naporano..........................................    (0.4)            0.8
                                                               -----          ------
                                                               $(0.4)         $  1.6
                                                               =====          ======
(7)   Reflects the historical interest expense for:
          Reserve Iron & Metal..............................   $  --          $  0.2
          Isaac Group.......................................      --             0.7
          Proler Southwest..................................      --             0.1
          Cozzi Iron & Metal................................      --             2.8
          Aerospace.........................................      --             0.1
          Naporano..........................................     0.1             0.2
                                                               -----          ------
                                                               $ 0.1          $  4.1
                                                               =====          ======
(8)   Reflects the historical income tax expense for:
          Proler Southwest..................................   $  --          $  0.2
          Cozzi Iron & Metal................................      --             0.5
          Aerospace.........................................      --             0.9
          Naporano..........................................      --             0.1
                                                               -----          ------
                                                               $  --          $  1.7
                                                               =====          ======



     The following reflects pro forma adjustments to the Company's condensed consolidated statements of operations giving effect to the Offering and borrowings under the Senior Credit Facility, the application of net proceeds therefrom, the Pro Forma Operating Statement Acquisitions and certain other equity transactions described below as if such transactions had occurred on April 1, 1997.

                             METAL MANAGEMENT, INC.


              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED


                     STATEMENTS OF OPERATIONS--(CONTINUED)

                             (DOLLARS IN MILLIONS)


                                                               THREE          FISCAL
                                                               MONTHS          YEAR
                                                               ENDED           ENDED
                                                              JUNE 30,       MARCH 31,
                                                                1998           1998
                                                              --------       ---------
(9)   Reflects the following:
          Adjustment of the Isaac Group's LIFO cost of sales
            to a FIFO basis to conform to the Company policy
            for inventory valuation.........................   $   --         $ (0.2)
          Adjustment of Aerospace's LIFO cost of sales to a
            FIFO basis to conform to the Company policy for
            inventory valuation.............................       --            0.3
          Adjustment to reflect lease expense on Aerospace's
            real property which the Company is leasing under
            a 10 year lease agreement.......................       --            0.2
                                                               ------         ------
                                                               $   --         $  0.3
                                                               ======         ======
(10)  Reflects the contractual reduction in compensation
       expense for the former
          shareholders of the Pro Forma Operating Statement
        Acquisitions who have signed new employment
        agreements with the Company:
          Isaac Group.......................................   $   --         $ (0.2)
          Proler Southwest..................................       --           (0.3)
          Aerospace.........................................       --           (0.7)
                                                               ------         ------
                                                               $   --         $ (1.2)
                                                               ======         ======
(11)  Reflects the following adjustments to conform
      depreciation policies to the
          Company's policy and record additional
        depreciation expense on the fair value of fixed
        assets acquired:
       Adjustment to eliminate accelerated depreciation
      expense recognized by the following:
          Reserve Iron & Metal..............................   $   --         $ (0.2)
          Isaac Group.......................................       --           (0.4)
          Cozzi Iron & Metal................................       --           (1.9)
          Naporano..........................................     (0.5)          (1.8)
                                                               ------         ------
          Subtotal..........................................   $ (0.5)        $ (4.3)
                                                               ------         ------
       Adjustment to record depreciation expense based on
        the straight-line method based on the fair market
        value of fixed assets, using an average useful life
        of 30 years for buildings and improvements and 7 to
        19 years for machinery and equipment, for the
        following:
          Reserve Iron & Metal..............................   $   --         $  0.1
          Isaac Group.......................................       --            0.4
          Cozzi Iron & Metal................................       --            1.3
          Naporano..........................................      0.4            1.7
                                                               ------         ------
          Subtotal..........................................   $  0.4         $  3.5
                                                               ------         ------

                             METAL MANAGEMENT, INC.


              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED


                     STATEMENTS OF OPERATIONS--(CONTINUED)

                             (DOLLARS IN MILLIONS)


                                                               THREE          FISCAL
                                                               MONTHS          YEAR
                                                               ENDED           ENDED
                                                              JUNE 30,       MARCH 31,
                                                                1998           1998
                                                              --------       ---------
       Adjustment to record incremental depreciation expense
        for those companies already using the straight-line
        depreciation method based on the fair market value
        of fixed assets, using an average useful life of 30
        years for buildings and improvements and 7 to 19
        years for machinery and equipment, for the
        following:
          Proler Southwest..................................   $   --         $  0.2
          Aerospace.........................................       --            0.2
                                                               ------         ------
          Subtotal..........................................   $   --         $  0.4
                                                               ------         ------
       Adjustment to eliminate depreciation expense on the
        Aerospace real estate which was not acquired by the
        Company:
          Subtotal..........................................   $   --         $ (0.1)
                                                               ------         ------
       Adjustment to eliminate goodwill amortization on
        intangible assets of Cozzi Iron & Metal which were
        not acquired by the Company:
          Subtotal..........................................   $   --         $ (0.1)
                                                               ------         ------
       Adjustment to record goodwill and intangible
        amortization associated with the acquisitions of the
        following:
          Isaac Group.......................................   $   --            0.4
          Proler Southwest..................................       --            0.3
          Cozzi Iron & Metal................................       --            1.1
          Aerospace.........................................       --            0.1
          Naporano..........................................      0.4            1.4
                                                               ------         ------
          Subtotal..........................................   $  0.4         $  3.3
                                                               ------         ------
          TOTAL.............................................   $  0.3         $  2.7
                                                               ======         ======
(12)  Reflects the following:
       Adjustment to record amortization of debt issuance
        costs of $6.4 million over the 10 year life of the
        Notes...............................................   $  0.2         $  0.6
       Adjustment to record amortization of deferred
        financing costs of $3.7 million, related to the
        Senior Credit Facility, over the 3 year term of the
        Senior Credit Facility..............................      0.3            1.2
       Adjustment to eliminate historical interest
        expense.............................................     (5.0)         (14.1)
       Adjustment to record interest expense on the $180
        million of Notes at an annual interest rate of
        10.0%...............................................      4.5           18.0
       Adjustment to record interest expense on $21.6
        million of notes payable to the former shareholders
        of the Isaac Group at an annual interest rate of
        8.5%................................................      0.5            1.8
       Adjustment to record interest expense on borrowings
        on the Senior Credit Facility at a weighted average
        annual interest rate of 8.0%........................      1.3            5.3
                                                               ------         ------
          TOTAL.............................................   $  1.8         $ 12.8
                                                               ======         ======
(13)  Adjustment to record income taxes on Reserve Iron &
        Metal, the Isaac Group, Naporano and the tax effects
        of deductible pro forma adjustments at an estimated
        statutory rate of 40.95%............................   $ (1.5)        $ (3.0)
                                                               ======         ======

                             METAL MANAGEMENT, INC.

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                     STATEMENTS OF OPERATIONS--(CONTINUED)
                             (DOLLARS IN MILLIONS)


                                                               THREE          FISCAL
                                                               MONTHS          YEAR
                                                               ENDED           ENDED
                                                              JUNE 30,       MARCH 31,
                                                                1998           1998
                                                              --------       ---------
(14)  Reflects the following:
       Adjustment to weighted average shares outstanding to
        reflect incremental shares issued with each
        respective acquisition and other issuances of Common
        Stock
          Isaac Group.......................................       --            0.4
          Proler Southwest..................................       --            0.7
          Cozzi Iron & Metal................................       --            7.7
          Aerospace.........................................       --            0.3
          Naporano..........................................      1.9            1.9
          Other issuances of Common Stock...................      1.0            4.1
                                                               ------         ------
          Subtotal..........................................      2.9           15.1
                                                               ------         ------
       In April and May 1997, the Company completed a
        private offering of 2,025,000 shares of Common Stock
        at $7.25 per share. Adjustment to reflect the
        incremental shares issued:
          Subtotal..........................................       --            0.2
                                                               ------         ------
       On December 18, 1997, the Company completed a private
        offering of 1,470,588 shares of Common Stock to
        Samstock, L.L.C. Adjustment to reflect the
        incremental shares issued:
          Subtotal..........................................       --            1.1
                                                               ------         ------
          TOTAL.............................................      2.9           16.4
                                                               ======         ======
(15)  Adjusted EBITDA represents net income from continuing operations plus interest expense (including amortization of debt issuance costs), taxes, depreciation and amortization. Adjusted EBITDA also excludes historical non-recurring expenses and other non-operating income and expenses. Adjusted EBITDA is presented here to provide additional information about the Company's ability to meet its future debt service, capital expenditure and working capital requirements. Adjusted
      EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative either to net income as an indicator of the
      Company's operating performance, or to cash flows as a measure of the Company's liquidity. Items excluded from Adjusted EBITDA, such as non-recurring expenses, depreciation and amortization, are significant components of the Company's financial statements and should be considered in assessing the financial performance of the Company. Adjusted EBITDA as defined in this Prospectus may differ from similarly titled measures presented by other companies.

                                  THE COMPANY

     Metal Management is one of the largest and fastest-growing full service metals recyclers in the United States, with 59 recycling facilities in 14 states. The Company is a leading consolidator in the metals recycling industry and has achieved this position primarily through the implementation of its national strategy of completing and integrating regional acquisitions. The Company believes that its consolidation strategy will enhance the competitive position and profitability of the operations that it acquires through improved managerial and financial resources and increased economies of scale.


     Metal Management is primarily engaged in the collection and processing of ferrous and non-ferrous metals for resale to metals brokers, steel producers, and producers and processors of other metals. The Company collects industrial scrap and obsolete scrap, processes it into reusable forms, and supplies the recycled metals to its customers, including mini-mills, integrated steel mills, foundries and metals brokers. The Company believes that it provides one of the most comprehensive offerings of both ferrous and non-ferrous scrap metals in the industry. The Company's ferrous products primarily include shredded, sheared, hot briquetted, cold briquetted and bundled scrap and broken furnace iron. The Company also processes non-ferrous metals, including aluminum, copper, stainless steel, brass, titanium and high-temperature alloys, using similar techniques and through application of the Company's proprietary technologies. For the year ended March 31, 1998, the Company sold or brokered approximately 3.1 million tons of ferrous scrap and approximately 400.2 million pounds of non-ferrous scrap.


     The Company's predecessor was incorporated on September 24, 1981 as a California corporation under the name General Parametrics Corporation, and was re-incorporated as a Delaware corporation in June 1986 under the same name. Prior to April 1996, the Company manufactured and marketed color thermal and dye sublimation printers and related consumables, including ribbons, transparencies and paper. The Company sold this business in two separate transactions in July and December of 1996 for $1.3 million in cash and future royalty streams which the Company does not anticipate will result in material payments to the Company. On April 12, 1996, the Company changed its name to "Metal Management, Inc."

     The Common Stock is traded on NASDAQ under the trading symbol "MTLM". The Company's principal executive offices are located at 500 North Dearborn Street, Suite 405, Chicago, Illinois 60610, and its telephone number is (312) 645-0700.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ACQUISITION OF THE ISAAC GROUP, PROLER SOUTHWEST, COZZI IRON & METAL AND
NAPORANO


     George A. Isaac III, a Director and Executive Vice President of the Company, is the former principal stockholder of the companies of the Isaac Group, which the Company acquired on June 23, 1997. In exchange for all of the outstanding stock of the Isaac Group, the Company paid $36.5 million in cash, and issued an aggregate of 1,942,857 shares of Common Stock and warrants to purchase an aggregate of 462,500 shares of Common Stock at exercise prices ranging from $10.80 to $11.70 per share. The Common Stock and warrants were valued at $24.1 million for financial reporting purposes. The purchase price was negotiated at arms-length by the Company with the stockholders of the Isaac Group. In addition, the Company issued Mr. Isaac warrants to purchase 287,500 shares of Common Stock at an exercise price of $11.70 per share in consideration for entering into a non-compete agreement with the Company, and warrants to purchase 76,923 shares of Common Stock at an exercise price of $13.00 per share in consideration for services rendered or to be rendered to the Company. The warrants were valued at $1.8 million for financial reporting purposes.



     William T. Proler, a Director of the Company, is the former principal stockholder of Proler Southwest, which the Company acquired on August 28, 1997. In exchange for all of the outstanding stock of Proler Southwest, the Company paid $18.0 million in cash, and issued an aggregate of 1,750,000 shares of Common Stock and warrants to purchase an aggregate of 375,000 shares of Common Stock at an exercise price of $6.00 per share. The Common Stock and warrants were valued at $12.7 million for financial reporting purposes. The purchase price was negotiated at arms-length by the Company with the stockholders of Proler Southwest.



     Albert A. Cozzi, a Director, President and Chief Operating Officer of the Company, Frank J. Cozzi, a Director and Vice President of the Company, and Gregory P. Cozzi, a Director of the Company, are the former principal stockholders of Cozzi Iron & Metal, which the Company acquired on December 1, 1997. In exchange for all of the outstanding stock of Cozzi Iron & Metal, the Company paid $6.0 million in cash, and issued an aggregate of 11,499,986 shares of Common Stock, warrants to purchase an aggregate of 750,001 shares of Common Stock at an exercise price of $5.91 per share and warrants to purchase 750,001 shares of Common Stock at an exercise price of $15.84 per share. The Common Stock and warrants were valued at $73.4 million for financial reporting purposes. The purchase price was negotiated at arms-length by the Company with the stockholders of Cozzi Iron & Metal.



     Joseph F. Naporano, a Director of the Company, is a former principal stockholder of Naporano, which the Company acquired on July 1, 1998. In exchange for all of the outstanding stock of Naporano, the Company paid approximately $85.5 million in cash, and issued an aggregate of 1,938,879 shares of Common Stock. The Common Stock was valued at $18.5 million for financial reporting purposes. The purchase price was negotiated at arms-length by the Company with the stockholders of Naporano.


STOCKHOLDERS AGREEMENTS


     The Cozzi Shareholders, the MTLM Shareholders and Samstock (collectively, the "Shareholders") together owned approximately 36.4% of the Company's issued and outstanding Common Stock as of August 31, 1998 (without giving effect to the issuance of Common Stock issuable upon exercise of warrants and options granted by the Company).


     Under the Stockholders Agreement, the Shareholders have agreed that the Cozzi Shareholders and the MTLM Shareholders will each have the right to nominate: (i) at any time the total number of directors is an even number, one-half of the total number of directors slated for election, or (ii) at any time the total number of directors is an odd number, one-half of the next lowest even number of directors slated for election, provided in any case that each group must nominate one individual, independent and unaffiliated from the Shareholders or the Company. The Stockholders Agreement also provides that, so long as the Purchaser Condition is satisfied, Samstock has the right to designate either Sam Zell or Rod F. Dammeyer as a nominee for director, and has so nominated Rod F. Dammeyer. The Purchaser Condition is satisfied if both: (i) the date is prior to December 19, 2000, and (ii) Samstock and its Permitted Transferees (as such term is defined in the Stockholders Agreement) have not sold or transferred more than one-third of their shares (including shares issuable upon the exercise of warrants). The Stockholders Agreement further requires each Shareholder to vote for the other parties' nominees for election to the Board of Directors.

     The parties to the Stockholders Agreement also have agreed to vote for proposals, if and when presented by the Company, to amend the Company's organizational documents to require the approval of at least two-thirds of the Board of Directors to, among other things: (i) amend the Company's certificate of incorporation or bylaws; (ii) liquidate or merge the Company; (iii) sell substantially all of the Company's assets; (iv) elect or remove officers; (v) adopt an annual budget; (vi) borrow funds, sell assets or make capital expenditures exceeding $5 million; (vii) issue or register the Company's securities; (viii) declare or pay any dividends or distributions; (ix) change the compensation of or modify or terminate any written agreement with any of the Cozzi Shareholders or the MTLM Shareholders; or (x) create or change any committee of the Board of Directors. No such proposals have, to date, been presented by the Company and, therefore, no such proposals have been enacted. Accordingly, no such two-thirds voting requirement exists in the Company's organizational documents.

     Under the Stockholders Agreement, the Cozzi Shareholders and the MTLM Shareholders are prohibited from transferring or disposing of their shares, or any interest therein, for the term of the agreement except in accordance with the terms of the Stockholders Agreement. Samstock is prohibited from transferring or disposing of its shares, or any interest therein, for a period of one year except in accordance with the terms of the Stockholders Agreement. If any of the Cozzi Shareholders or the MTLM Shareholders desire to sell their respective shares of Common Stock, the selling shareholder must generally offer its shares to members of its own shareholder group, members of the other shareholder group (excluding Samstock), and the Company, in that order, before selling to a third party. Also, if either group receives an offer to buy its shares from a third party, it generally must offer the other Shareholders (including Samstock) the right to participate in the offer on the same terms and conditions.

     In connection with the Company's acquisition of Proler Southwest, the former equity owners of Proler Southwest Inc. (the "Proler Shareholders") have entered into a two-year stockholders agreement with T. Benjamin Jennings, dated August 27, 1997, pursuant to which the parties agree to vote their shares of Common Stock in favor of William T. Proler (or, if he is unable to serve, another individual chosen by the Proler Shareholders) as a Director of the Company.

DESIGNATION OF JOSEPH F. NAPORANO AS A NOMINEE FOR DIRECTOR


     Pursuant to the Stock Purchase Agreement, dated May 24, 1998 (the "Stock Purchase Agreement"), among the Company, Andrew J. Naporano, Jr. and Joseph F. Naporano (the "Naporano Shareholders"), and subject to the approval of the Company's stockholders, the Company agreed to nominate Joseph F. Naporano or Andrew J. Naporano, Jr. for election to the Board of Directors, and has so nominated Joseph F. Naporano, until the earlier of: (i) July 1, 2001; and (ii) the date upon which the Naporano Shareholders collectively own less than 50% of the Common Stock issued to them pursuant to the terms of the Stock Purchase Agreement.


RESIGNATION OF GEORGE O. MOOREHEAD

     On December 1, 1997, the Company and George O. Moorehead, a former Director and Executive Vice President of the Company, entered into two agreements, a Separation Agreement and a Stock Warrant Settlement Agreement, resolving all outstanding issues between the Company and Mr. Moorehead. Pursuant to the Separation Agreement: (i) Mr. Moorehead resigned as an officer and employee of the Company and EMCO Recycling, and as a director of EMCO Recycling, effective December 1, 1997; (ii) Mr. Moorehead delivered to the Company a Non-Compete, Non-Solicitation and Confidentiality Covenant and Agreement; and (iii) the Company (a) paid Mr. Moorehead $250,000 on December 1, 1997, (b) agreed to provide Mr. Moorehead certain insurance and other benefits for a period of five years, (c) paid certain legal fees to Mr. Moorehead's counsel, and (d) agreed to permit Mr. Moorehead to exercise certain warrants to acquire Common Stock previously granted to him on a "net cashless" basis, subject to the Company's right to refuse "net cashless" exercises under certain circumstances. Pursuant to the Stock Warrant Settlement Agreement, the Company issued Mr. Moorehead warrants to purchase 200,000 shares of Common Stock at an exercise price of $12.00 per share, exercisable until December 1, 2002, and paid Mr. Moorehead approximately $665,000.

ISAAC GROUP NOTES

     In connections with the Company's acquisition of the Isaac Group on June 23, 1997, the Company incurred $45.0 million of indebtedness to former Isaac Group shareholders, of which $21.6 million remains outstanding (the "Isaac Notes"). The Isaac Notes bear interest at a floating rate per annum equal to Bankers Trust Company's prime rate as in effect from time to time, payable quarterly. As of the date of this Proxy Statement, Bankers Trust Company's prime rate is 8.25%. The Isaac Notes mature in two equal installments on February 15, 1999 and February 15, 2000. The Isaac Notes are secured by a letter of credit that is provided under the Company's credit facility and is applied against the Company's availability thereunder.

LOANS TO GERARD M. JACOBS AND T. BENJAMIN JENNINGS

     On July 22, 1998, Gerard M. Jacobs, a Director and Chief Executive Officer of the Company, and T. Benjamin Jennings, a Director, Chairman of the Board and Chief Development Officer of the Company, each executed a Secured Promissory Note ("Promissory Note") in favor of the Company, pursuant to which the Company loaned each of them $500,000. Each Promissory Note is due on July 22, 1999 and bears interest at 10% per annum. In addition, Messrs. Jacobs and Jennings each executed a Pledge Agreement, dated July 22, 1998 ("Pledge Agreement"), whereby Messrs. Jacobs and Jennings pledged options to purchase 200,000 shares of Common Stock at an exercise price of $4.00 as security for their respective Promissory Notes.

OTHER RELATED PARTY TRANSACTIONS

     From December 1997 to March 1998, Xavier Hermosillo, an officer of the Company, provided investor relations services for the Company through his firm, Xavier Hermosillo & Associates. Under an agreement with Mr. Hermosillo's firm, the Company paid up to $4,000 per month for these services. The Company paid fees of $36,000 for the year ended March 31, 1998 for these services. On December 1, 1997, Mr. Hermosillo became an employee of the Company. As a finder's fee in connection with the Company's acquisition of Superior Forge, Inc., the Company issued to Xavier Hermosillo warrants to purchase 20,000 shares of Common Stock at an exercise price of $15.00 per share, exercisable for three years from the date of issuance, and also made a cash payment to him of $25,000.

     On April 11, 1996, the Company and Harold Rubenstein, a former Director of the Company and one of the Company's largest shareholders, entered into a five-year consulting agreement. Under this Agreement, Mr. Rubenstein provides the Company with consulting and management assistance with respect to operations, strategic planning and other aspects of the Company's business. Fees paid for these services amounted to $84,000 for each of the years ended March 31, 1997 and 1998.

     The Company issued a promissory note, due April 11, 1999, bearing interest at 9% per annum and a balance outstanding as of March 31, 1998 of approximately $547,000, to H&S Broadway, an entity principally owned by Harold Rubenstein. The Company has also issued a promissory note, due April 11, 1999, bearing interest at 9% per annum, with a balance outstanding as of March 31, 1998 of approximately $403,000, to Harold Rubenstein. During the year ended March 31, 1998, the Company paid $85,501 in interest to H&S Broadway and Harold Rubenstein. On May 14, 1998, the Company repaid both obligations.

     On March 13, 1998, the Company purchased substantially all of the assets of Ellis Metals, Inc. ("Ellis Metals"), which was principally owned by Harold Rubenstein. Prior to the acquisition date, the Company had entered into various transactions with Ellis Metals, including a five-year exclusive supply agreement, whereby Ellis Metals sold all of its inventory to EMCO Recycling or to EMCO Recycling's customers through a direct shipment arrangement. In the latter arrangement, EMCO Recycling received a brokerage fee. In consideration for entering into the agreement, Ellis Metals received a fee of $2,500 per month. The Company paid Ellis Metals $30,000 and $27,500 under the terms of the agreement for the years ended March 31, 1997 and March 31, 1998, respectively. Inventory purchases from Ellis Metals were $3.9 million for the year ended

March 31, 1997 and $2.7 million for the year ended March 31, 1998. The Company had sales to Ellis Metals of $0.3 million for the year ended March 31, 1997 and sales that were insignificant for the year ended March 31, 1998. The Company also advanced $300,000 to Ellis Metals under an unsecured promissory note, due April 12, 2001, bearing an interest rate of 9% per annum. This note was discharged in connection with the Company's acquisition of the assets of Ellis Metals.

     The Company has also entered into various transactions with Empire, which is principally owned by Harold Rubenstein. The Company purchases inventory from Empire, from time to time, at prices equivalent to market value. Inventory purchases from Empire were insignificant for the year ended March 31, 1998 and $0.3 million for the year ended March 31, 1997.

     The Company also leased certain land to Ellis Metals. The Company received $85,500 and $78,000 in rent payments from Ellis Metals for the years ended March 31, 1998 and March 31, 1997, respectively.


     To facilitate a loan to the Company from a commercial bank, on January 7, 1997, Gerard M. Jacobs, T. Benjamin Jennings, Donald F. Moorehead, George O. Moorehead, Harold Rubenstein and Raymond F. Zack, each of whom is or was a Director at the time of issuance, provided personal guaranties to the bank. In consideration of the guaranties, the Company issued warrants to these individuals (the "Guaranty Warrants") to purchase an aggregate of 500,000 shares of Common Stock at $4.00 per share (subject to certain restrictions). The Guaranty Warrants expire on or about January 7, 2002.


     The Isaac Group leases certain property from a company in which George A. Isaac III, a Director and Executive Vice President of the Company, is a shareholder. The property is subject to a lease which commenced with the acquisition of the Isaac Group on June 23, 1997. The annual base rent for the property is approximately $317,000.


     HouTex, a wholly owned subsidiary of the Company, leases a 45-acre processing facility located in Houston, Texas from a limited partnership affiliated with Mike Melnik, a former Director of the Company for an annual rent of $228,000.


     Cozzi Iron & Metal utilizes certain printing services of Minute Man Printing, a company in which Frank J. Cozzi, a Director and Vice President of the Company, has a 50% ownership interest. Cozzi Iron & Metal paid Minute Man Printing $77,990 for these services during the period December 1, 1997 through March 31, 1998.


                               LEGAL PROCEEDINGS



     From time to time, the Company is involved in various litigation matters involving ordinary and routine claims incidental to the Company's business. There are presently no legal proceedings pending against the Company which, in the opinion of management, would have a material adverse effect on the Company's business, financial position or results of operations; however, there can be no assurance such claims will not result in a material adverse effect.



     On July 24, 1998, the City of Chicago served Cozzi Iron & Metal with a lawsuit that alleges violations of various municipal ordinance provisions relating to facility operations and waste handling. (City of Chicago v. Cozzi Iron & Metal, Inc., 98CH9810). Cozzi Iron & Metal is negotiating with the City to reach an appropriate resolution of this matter. At this time, Cozzi Iron & Metal cannot estimate the costs, if any, that may result from this lawsuit. Based on its analysis of the situation, the management of the Company does not believe such costs would have a material adverse effect on the Company's business or financial condition; however, there can be no assurance that this will be the case.



     On August 25, 1998, a federal grand jury indicted Newell Recycling of Denver, Inc. (now Newell Recycling West) in connection with an allegation Newell Recycling of Denver, Inc. knowingly endangered employees by illegally storing and disposing gasoline in violation of the Resource Conversation and Recovery Act. Two former employees and one current employee of Newell Recycling West were charged with illegal storage and disposal of hazardous waste. The allegations relate to a fire that occurred at Newell Recycling West's Denver facility on October 30, 1995, before Newell Recycling West was purchased by the Company. The Company has received an indemnity from the previous owner for all costs and expenses related to the fire.

However, there can be no assurance that the pending proceeding will not materially adversely affect the Company.



     By letter dated September 22, 1998, the Indiana Department of Environmental Management issued Cozzi Iron & Metal a notice of violation that alleges noncompliance with provisions primarily related to stormwater management at Cozzi Iron & Metal's East Chicago, Indiana facility. The notice of violation requests that certain actions be taken and that Cozzi Iron & Metal agree to the entry of an order imposing a $252,500 penalty. The notice of violation relates in part to a July 4, 1998 fire at the facility. Cozzi Iron & Metal will attempt to negotiate to reach an appropriate resolution of this matter. At this time, Cozzi Iron & Metal cannot estimate the costs, if any, that may result from this notice of violation. Based on its analysis of the situation, the management of the Company does not believe such costs would have a material adverse effect on the Company's business or financial condition; however, there can be no assurance that this will be the case.

                   DESCRIPTION OF THE SENIOR CREDIT FACILITY


     On March 31, 1998, the Company and its subsidiaries entered into a credit facility (the "Senior Credit Facility") with BT Commercial Corporation, as agent for the lenders (the "Agent"), and certain commercial lending institutions. The Senior Credit Facility originally provided for a revolving credit and letter of credit facility of up to $200 million, subject to a borrowing base limitation as described below. On June 19, 1998, the Senior Credit Facility was amended to increase the maximum amount available under the facility to $250 million, subject to the borrowing base limitation. The Senior Credit Facility terminates on March 31, 2001. The Senior Credit Facility bears interest at a floating rate per annum equal to (at the Company's option): (i) 1.75% over LIBOR or (ii) 0.5% over Bankers Trust Company's prime rate as in effect from time to time. The Senior Credit Facility is available for working capital and general corporate purposes, including acquisitions. The Company and its subsidiaries are required under the Senior Credit Facility to pay the Agent and the lenders certain fees and expenses, including an unused line fee, on a monthly basis. The obligations of the Company and its subsidiaries under the Senior Credit Facility are secured by a security interest in substantially all of the assets and properties of the Company and its subsidiaries. Availability of loans and letters of credit under the Senior Credit Facility is limited to a borrowing base constituted of 85% of eligible accounts receivable, 70% of eligible inventory and a fixed asset sublimit ($55.6 million as of September 30, 1998) that amortizes on a quarterly basis.


     On April 1, 1998, the Company borrowed $106.8 million under the Senior Credit Facility to: (i) repay outstanding secured debt of approximately $96.5 million; (ii) buyout operating leases of approximately $9.3 million; and (iii) pay prepayment penalties of approximately $1.0 million, leaving the Company with approximately $17.3 million available under the Senior Credit Facility as of such date. On May 13, 1998, all indebtedness outstanding under the Senior Credit Facility as of such date was repaid with proceeds from the Offering.


     As of September 30, 1998, the Company had outstanding borrowings under the Senior Credit Facility of $143.4 million and letters of credit outstanding in the amount of $25.1 million (including $21.6 million supporting the Company's obligations under the Isaac Notes), leaving the Company with approximately $22.0 million available under the Senior Credit Facility as of such date. Borrowings outstanding under the Senior Credit Facility as of September 30, 1998 bore interest at a rate of approximately 7.5% per annum.



     The Senior Credit Facility contains a number of covenants that, among other things, restrict the ability of the Company to dispose of assets, incur additional indebtedness, pay dividends, redeem its capital stock or make distributions, create liens on assets, enter into sale and leaseback transactions, make investments, loans or advances, make acquisitions, engage in mergers or consolidations and form subsidiaries and otherwise restrict certain corporate activities. In addition, the Company is required to comply with specified financial ratios and tests. As a result of recent adverse market conditions in the steel and metals sectors and the effect of such conditions on the Company's results of operations, effective as of September 30, 1998, the Company and its bank group amended the Company's $250 million Senior Credit Facility to, among other things, modify the Company's minimum interest coverage test. Pursuant to the amendment, the Company's interest coverage ratio tests (i) for the quarters ending September 30, 1998 and December 31, 1998 were replaced with tests of minimum aggregate six- and nine-month EBITDA amounts, respectively and (ii) for the quarters ending March 31, 1999 and June 30, 1999 were amended to apply to only the respective six- and nine-month periods then ended.


     The Senior Credit Facility contains various events of default, including defaults relating to payments, breaches of representations, warranties and covenants, certain events of bankruptcy and insolvency, defaults on certain other indebtedness, certain liens and encumbrances on assets and certain changes of control of the Company.

                          DESCRIPTION OF THE NEW NOTES

GENERAL


     The Old Notes were issued, and the New Notes will be issued, by the Company pursuant to an Indenture dated as of May 13, 1998 (the "Indenture"), among the Company, the Guarantors and LaSalle National Bank, as trustee (the "Trustee"), in a private transaction that is not subject to the registration requirements of the Securities Act. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement thereof. The following summary of certain provisions of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture, including the definitions therein of certain terms used below. A copy of the Indenture is filed as an exhibit to the Registration Statement of which this Prospectus forms a part, and is incorporated by reference herein. The definitions of certain terms used in the following summary are set forth below under "--Certain Definitions." The term "Company" as used in this Description of the New Notes refers only to Metal Management, Inc. and does not include any of its Subsidiaries. Reference to the Notes include the New Notes and the Old Notes unless the context otherwise requires.



     The New Notes will be general unsecured obligations of the Company and will be subordinated in right of payment to all Senior Debt of the Company, whether outstanding on the date of the Indenture or incurred thereafter. See "--Subordination." The New Notes will be issued solely in exchange for an equal principal amount of outstanding Old Notes pursuant to the Exchange Offer. The form and terms of the New Notes will be identical in all material respects to the form and terms of the Old Notes, except that (i) the New Notes have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof, (ii) holders of New Notes will not be entitled to any Liquidated Damages thereon pursuant to certain circumstances under the Registration Rights Agreement and (iii) holders of New Notes will no longer be entitled to certain other rights under the Registration Rights Agreement. The New Notes will be issued only in fully registered form without coupons, in denominations of $1,000 and integral multiples thereof. Principal of, premium, if any, and interest on the Notes are payable, and the Notes are exchangeable and transferable, at the office or agency of the Company in the City of New York maintained for such purposes (which initially will be the corporate trust office of the Trustee). See "--Form, Denomination, Transfer, Exchange and Book-Entry Procedures." No service charge will be made for any registration of transfer, exchange or redemption of the Notes, except in certain circumstances for any tax or other governmental charge that may be imposed in connection therewith.



     The Company's obligations under the New Notes will be unconditionally guaranteed on an unsecured, senior subordinated basis, jointly and severally, by each of the current Subsidiaries of the Company and each future Subsidiary of the Company (other than Foreign Subsidiaries) that is material to the Company or becomes a borrower under the Senior Credit Facility. See "--Subsidiary Guarantees." As of the date of this Prospectus, all of the Company's Subsidiaries were Restricted Subsidiaries. However, under certain circumstances, the Company will be able to designate current or future Subsidiaries as Unrestricted Subsidiaries.


PRINCIPAL, MATURITY AND INTEREST

     The Notes will be limited in aggregate principal amount to $300.0 million, of which $180.0 million principal amount was offered in the Offering, and will mature on May 15, 2008. Interest on the Notes will accrue at the rate of 10% per annum and will be payable in cash semi-annually in arrears on each May 15 and November 15, commencing on November 15, 1998, to Holders of record on the immediately preceding May 1 and November 1. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Principal, interest, premium and Liquidated Damages, if any, on the Notes will be payable at the office or agency of the Company maintained for such purpose within the City and State of New York or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments with respect to Global Notes and definitive notes the Holders of which have given written wire transfer instructions to the Company will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Until otherwise designated by the Company, the Company's office or agency in New York will be the office of the Trustee maintained for such purpose. The New Notes will be issued in minimum denominations of $1,000 and integral multiples thereof.

SETTLEMENT AND PAYMENT

     Payments by the Company in respect of the New Notes (including principal, interest, premium and Liquidated Damages, if any) will be made in immediately available funds. The New Notes are expected to be eligible to trade in the PORTAL market and to trade in the Depositary's Same-Day Funds Settlement System, and any permitted secondary market trading activity in the Notes will, therefore, be required by the Depositary to be settled in immediately available funds. No assurance can be given as to the effect, if any, of such settlement arrangements on trading activity in the Notes.

     Because of time zone differences, the securities account of a Euroclear or CEDEL participant purchasing an interest in a Global Note from a Participant (as defined herein) in DTC will be credited, and any such crediting will be reported to the relevant Euroclear or CEDEL participant, during the securities settlement processing day (which must be a business day for Euroclear and CEDEL) immediately following the settlement date of DTC. DTC has advised the Company that cash received in Euroclear or CEDEL as a result of sales of interests in a Global Note by or through a Euroclear or CEDEL participant to a Participant in DTC will be received with value on the settlement date of DTC but will be available in the relevant Euroclear or CEDEL cash account only as of the business day for Euroclear or CEDEL following DTC's settlement date.

SUBORDINATION

     The payment of principal of, interest, premium and Liquidated Damages, if any, on, and all other Obligations in respect of, the Notes will be subordinated in right of payment, in certain circumstances as set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Senior Debt, whether outstanding on the date of the Indenture or thereafter incurred.

     The Indenture provides that, upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities, the holders of Senior Debt will be entitled to receive payment in full in cash or Cash Equivalents of all Obligations due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the documents relating to the applicable Senior Debt, whether or not the claim for such interest is allowed as a claim in such proceeding) before the Holders of Notes will be entitled to receive any payment on account of any Obligations with respect to the Notes, and until all Obligations with respect to Senior Debt are paid in full in cash or Cash Equivalents, any distribution to which the Holders of Notes would be entitled will be made to the holders of Senior Debt (except that Holders of Notes may receive Permitted Junior Securities and payments made from the trust described below under "--Legal Defeasance and Covenant Defeasance").

     The Indenture also provides that the Company may not make any payment on account of any Obligations in respect of the Notes (except in Permitted Junior Securities or from the trust described below under "--Legal Defeasance and Covenant Defeasance") if (i) a default in the payment of the principal of, premium, if any, or interest on Designated Senior Debt occurs and is continuing, or any judicial proceeding is pending to determine whether any such default has occurred, or (ii) any other default occurs and is continuing with respect to Designated Senior Debt that permits, or would permit, with the passage of time or the giving of notice or both, holders of the Designated Senior Debt as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from the Company or the holders of any Designated Senior Debt. Payments on the Notes may and shall be resumed (a) in the case of a payment default, upon the date on which such default is cured or waived or shall have ceased to exist, unless another default, event of default or other event that would prohibit such payment shall have occurred and be continuing, or all Obligations in respect of such Designated Senior Debt shall have been paid in full in cash or Cash Equivalents and (b) in case of a nonpayment default, the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee. No new period of payment blockage may be commenced unless and until 360 days have elapsed since the first day of effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been subsequently cured or waived for a period of not less than 180 days.

     The Indenture further requires that the Company promptly notify holders of Senior Debt if payment of the Notes is accelerated because of an Event of Default.


     As a result of the subordination provisions described above, in the event of a liquidation or insolvency, Holders of Notes may recover less ratably than creditors of the Company who are holders of Senior Debt. See "Risk Factors--Subordination." The Company had approximately $165.0 million of Senior Debt outstanding at September 30, 1998. The Indenture limits, subject to certain financial tests, the amount of additional Indebtedness, including Senior Debt, that the Company and its Restricted Subsidiaries can incur. See "--Certain Covenants--Incurrence of Indebtedness and Issuance of Disqualified Stock."



     The New Notes will rank pari passu or senior in right of payment to all Subordinated Indebtedness of the Company. At June 30, 1998, the Company had no Subordinated Indebtedness outstanding, other than indebtedness represented by the Notes.


SUBSIDIARY GUARANTEES


     The Company's payment obligations under the New Notes will be jointly and severally guaranteed on a senior subordinated basis (the "Subsidiary Guarantees") by the Guarantors, which currently consists of all of the Company's Subsidiaries. The Subsidiary Guarantee of each Guarantor will be subordinated to the prior payment in full of all Senior Debt of such Guarantor and the amounts for which the Guarantors will be liable under the guarantees issued from time to time with respect to Senior Debt. The obligations of each Guarantor under its Subsidiary Guarantee will be limited so as not to constitute a fraudulent conveyance under applicable law. See, however, "Risk Factors--Fraudulent Conveyance."



     The Indenture provides that, except for a merger of a Guarantor with and into the Company or another Guarantor, no Guarantor may consolidate or merge with or into (whether or not such Guarantor is the surviving Person) another corporation, Person or entity unless (i) subject to the provisions of the following paragraph, the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee under the Notes and the Indenture; (ii) immediately after giving effect to such transaction, no Default or Event of Default exists; and (iii) the Company would be permitted to incur, immediately after giving effect to such transaction, at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the covenant described below under the caption "--Incurrence of Indebtedness and Issuance of Disqualified Stock."



     The Indenture provides that in the event of a sale or other disposition of all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the capital stock of any Guarantor, then such Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the capital stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all of the assets of such Guarantor) will be released and relieved of any obligations under its Subsidiary Guarantee; provided that the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Indenture. See "--Repurchase at the Option of Holders--Asset Sales."

OPTIONAL REDEMPTION

     Except as described below, the Notes are not redeemable at the Company's option prior to May 15, 2003. From and after May 15, 2003, the Notes will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' written notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on May 15 of each of the years indicated below:

                                                                 PERCENTAGE OF
                            YEAR                                PRINCIPAL AMOUNT
                            ----                                ----------------
2003........................................................        105.000%
2004........................................................        103.333%
2005........................................................        101.667%
2006 and thereafter.........................................        100.000%

     Prior to May 15, 2001, the Company may, at its option, on any one or more occasions, redeem up to 35% of the aggregate principal amount of Notes originally offered in the Offering at a redemption price equal to 110% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the redemption date, with the net proceeds of one or more sales of Common Stock; provided that at least 65% of the original aggregate principal amount of Notes remains outstanding immediately after the occurrence of each such redemption; and provided further, that any such redemption shall occur within 60 days of the date of the closing of the corresponding sale of Common Stock. For purposes of this section, a repurchase by the Company or a Restricted Subsidiary of the Notes in open market purchase transactions shall not be deemed to be a redemption.

SELECTION AND NOTICE

     Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at such Holder's registered address. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. On and after the redemption date, unless the Company defaults in payment of the redemption price, interest ceases to accrue on Notes or portions of Notes called for redemption.

MANDATORY REDEMPTION


     Except as set forth below under "--Repurchase at the Option of Holders," the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.


REPURCHASE AT THE OPTION OF HOLDERS

  CHANGE OF CONTROL

     Upon the occurrence of a Change of Control, each Holder of Notes will have the right to require the Company to repurchase all or any part (of at least $1,000 principal amount or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash (the "Change of Control Payment") equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase. Within 30 days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes pursuant to the procedures required by the Indenture and described in such notice. The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control.

     The Indenture provides that, prior to complying with the provisions of this covenant, but in any event within 30 days following a Change of Control, the Company will either repay in full in cash or Cash Equivalents all outstanding amounts under the Senior Credit Facility or offer to repay in full in cash or Cash Equivalents all outstanding amounts under the Senior Credit Facility and repay the Obligations held by each lender under the Senior Credit Facility who has accepted such offer or obtain the requisite consents, if any, under the Senior Credit Facility to permit the repurchase of the Notes required by this covenant.

     On the Change of Control Payment Date, the Company will, to the extent lawful, (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee for cancellation the Notes so accepted together with an Officer's Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company. The Paying Agent will promptly mail to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $1,000 or an integral multiple thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

     The Change of Control provisions described above will be applicable whether or not any other provisions of the Indenture are applicable. Except as described above with respect to a Change of Control, the Indenture does not contain provisions that permit the Holders of the Notes to require that the Company repurchase or redeem the Notes in the event of a takeover, recapitalization or similar transaction.

     The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

     The existence of a Holder's right to require the Company to repurchase such Holder's Notes upon the occurrence of a Change of Control may deter a third party from seeking to acquire the Company in a transaction that would constitute a Change of Control.

  ASSET SALES

     The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, cause or make an Asset Sale unless (i) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (evidenced by a resolution of the Board of Directors, which in the case of an Asset Sale with a Fair Market Value exceeding $5 million, shall be set forth in an Officer's Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents; provided that the amount of (x) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or any guarantee thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability and (y) any notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are immediately converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

     Within 270 days after the Company's or any Restricted Subsidiary's receipt of the Net Proceeds of any Asset Sale, the Company or such Restricted Subsidiary, at its option, may apply (or, in the case of clause (ii) or (iii) below, enter into a binding, definitive agreement within such time period to apply) the Net Proceeds from such Asset Sale (i) to permanently reduce Obligations under the Senior Credit Facility (and to correspondingly reduce commitments with respect thereto) or other Senior Debt or Pari Passu Indebtedness,

(ii) to the acquisition of a controlling interest in any one or more businesses, to the making of a capital expenditure (including the construction or improvement of properties and capital assets) or the acquisition of long-term assets, in each case, that is engaged in or that is used or useful in a Principal Business and/or (iii) to an investment in properties or assets that replace the properties and assets that are the subject of such Asset Sale. Pending the final application of any such Net Proceeds, the Company or such Restricted Subsidiary may temporarily reduce Indebtedness under a revolving credit facility, if any, or otherwise invest such Net Proceeds in Cash Equivalents. The Indenture will provide that any Net Proceeds from the Asset Sale that are not invested as provided and within the time period set forth in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds". When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company will be required to make an offer to all Holders of Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Notes, that is an integral multiple of $1,000, that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. The Company will commence an Asset Sale Offer with respect to Excess Proceeds within ten business days after the date that the aggregate amount of Excess Proceeds exceeds $10.0 million by mailing the notice required pursuant to the terms of the Indenture, with a copy to the Trustee. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for any purpose not prohibited by the Indenture. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Upon completion of any such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

     The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of an Asset Sale.


     The Senior Credit Facility currently prohibits the Company from purchasing any Notes under certain circumstances, and also provides that certain change of control events with respect to the Company would constitute a default thereunder. Any future credit agreements or other agreements relating to Senior Debt to which the Company becomes a party may contain similar restrictions and provisions. In the event a Change of Control occurs or an Asset Sale Offer is required to be made at a time when the Company is prohibited from purchasing Notes, the Company could seek the consent of the lenders under the Senior Credit Facility or such future agreements relating to Senior Debt to the purchase of Notes or could attempt to refinance the borrowings that contain such prohibition. If the Company does not obtain such a consent or repay such borrowings, the Company will remain prohibited from purchasing Notes. In such case, the Company's failure to make such offer or to purchase tendered Notes would constitute an Event of Default under the Indenture. See "--Events of Defaults and Remedies."


CERTAIN COVENANTS

  RESTRICTED PAYMENTS

     The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution on account of the Company's Equity Interests (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company); (ii) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Company or any direct or indirect parent of the Company; (iii) make any principal payment on, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness, except at final maturity or scheduled installment or sinking fund payments; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

          (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

          (b) the Company would, at the time of such Restricted Payment and immediately after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the covenant described below under the caption "--Incurrence of Indebtedness and Issuance of Disqualified Stock"; and

          (c) the amount of such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date of the Indenture (including Restricted Payments permitted by clauses (i), (vi) and (viii) of the next succeeding paragraph, but excluding all other Restricted Payments permitted by the next succeeding paragraph), is less than the sum of (i) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the fiscal quarter immediately following the date of the Indenture to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus
     (ii) 100% of the aggregate net cash proceeds received by the Company from the issue or sale since the date of the Indenture of Equity Interests of the Company (including the net cash proceeds of any exercise or conversion payments with respect to Equity Interests) or of Disqualified Stock or debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests, Disqualified Stock or convertible debt securities of the Company sold to a Restricted Subsidiary of the Company and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock), plus (iii) 100% of the aggregate amounts contributed to the capital of the Company since the date of the Indenture, plus (iv) to the extent that any Restricted Investment that was made after the date of the Indenture was sold for cash or was repaid, the lesser of (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment, plus (v) without duplication, to the extent that any Unrestricted Subsidiary is designated by the Company as a Restricted Subsidiary, an amount equal to the lesser of (A) the net book value of the Company's Investment in such Unrestricted Subsidiary at the time of such designation and (B) the Fair Market Value of such Investment at the time of such designation, plus (vi) 50% of any cash dividends received by the Company or a Restricted Subsidiary of the Company (except to the extent that such dividends were already included in Consolidated Net Income and, in the case of a Restricted Subsidiary, only to the extent of the Company's ownership interest in such Restricted Subsidiary) after the date of the Indenture from an Unrestricted Subsidiary of the Company.

     The foregoing provisions will not prohibit:

          (i) the payment of any dividend or redemption payment within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of the Indenture;

          (ii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company or any Restricted Subsidiary or any Subordinated Indebtedness of the Company in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of Equity Interests of the Company (other than any Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c)(ii) of the preceding paragraph;

          (iii) the defeasance, redemption, repurchase, retirement or other acquisition of Subordinated Indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

          (iv) the redemption, repurchase, retirement or other acquisition of Subordinated Indebtedness; provided that the aggregate price paid for all such redemptions, repurchases, retirements or other acquisitions since the date of the Indenture does not exceed the principal amount (or, in the case of Indebtedness issued with original issue discount, the consideration received by the Company or any Restricted Subsidiary) of such Subordinated Indebtedness incurred by the Company or any of its Restricted Subsidiaries since the date of the Indenture; and provided further, that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from the immediately preceding clause (iii) and from clause (c)(ii) of the preceding paragraph;

          (v) repurchases of Equity Interests deemed to occur upon exercise of stock options if such Equity Interests represent a portion of the exercise price of such options;

          (vi) repurchases or redemptions of Equity Interests held by officers or employees or former officers or employees of the Company or any Restricted Subsidiary pursuant to any employment or other written agreement, in an aggregate amount not to exceed $2 million in any fiscal year, and any such repurchases or redemptions funded by life insurance proceeds received by the Company upon the death of an insured officer or employee;

          (vii) the acquisition by the Company of Equity Interests previously issued and delivered to an escrow agent pursuant to an escrow agreement or previously issued but never delivered pursuant to contingent or "earn-out" payments, in each case in connection with the acquisition agreements of the Company or any Subsidiary;

          (viii) the payment of any dividend on, or the redemption of, the Company Preferred Stock, in each case in accordance with the terms thereof as in effect on the date of the Indenture; provided that (other than in the case of a dividend payable solely in Equity Interests of the Company) the Fixed Charge Coverage Ratio for the Company for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of such payment, redemption, repurchase, retirement or other acquisition would have been at least 2.0 to
     1.0 determined on a pro forma basis, as if such payment, redemption, repurchase, retirement or other acquisition, together with any other payments, redemptions, repurchases, retirements and other acquisitions permitted by this clause (viii) occurring during the preceding twelve-month period, had occurred at the beginning of the applicable four-quarter period;

          (ix) guarantees of obligations of Unrestricted Subsidiaries or Permitted Joint Ventures by the Company or a Restricted Subsidiary (other than obligations constituting Indebtedness of the Company or a Restricted Subsidiary) to the extent that a cash Investment by the Company or such Restricted Subsidiary would be permitted in such Unrestricted Subsidiaries under this covenant; provided, however, that the extension of any such guarantees shall be deemed to be an Investment by the Company or such Restricted Subsidiary in an amount equal to the obligations subject to the guarantees and shall be deemed to be made at the time of such extension; and

          (x) the making of other Restricted Payments not to exceed $10 million in the aggregate;

provided further, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (iv), (v), (viii) or (ix) above, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and provided further that for purposes of determining the aggregate amount expended for Restricted Payments in accordance with clause
(c) of the immediately preceding paragraph, only the amounts expended under clauses (i), (vi) and (viii) shall be included.

     As of the date of this Prospectus, all of the Company's Subsidiaries are Restricted Subsidiaries. The Company will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to the last sentence of the definition of "Unrestricted Subsidiary." For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Restricted Payments in an amount equal to the Fair Market Value of such Investment at the time of such designation.

Such designation will only be permitted if a Restricted Payment in such amount would be permitted to be made at such time and if such Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Unrestricted Subsidiaries will not be subject to any of the restrictive covenants set forth in the Indenture.

     The amount of all Restricted Payments (other than cash) shall be the Fair Market Value (evidenced by a resolution of the Board of Directors set forth in an Officer's Certificate delivered to the Trustee) on the date of the Restricted Payment of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. Not later than the date of making any Restricted Payment with a Fair Market Value in excess of $5 million, the Company shall deliver to the Trustee an Officer's Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by the "Restricted Payments" covenant were computed, which calculations may be based upon the Company's latest available financial statements.

  INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF DISQUALIFIED STOCK

     The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur" and correlatively, an "incurrence" of) any Indebtedness (including Acquired Debt) and that the Company will not issue any Disqualified Stock and will not permit any of its Restricted Subsidiaries to issue any shares of Preferred Stock; provided, however, that the Company may incur Indebtedness (including Acquired
Debt) or issue shares of Disqualified Stock if the Fixed Charge Coverage Ratio for the Company for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of such incurrence would have been at least 2.0 to 1.0 determined on a Pro Forma Basis.

     The foregoing provisions will not apply to:

          (a) the incurrence by the Company or any of its Restricted Subsidiaries of indebtedness under the Senior Credit Facility and Guarantees thereof by the Guarantors so long as, immediately after any such incurrence, the aggregate principal amount outstanding under the Senior Credit Facility (together with any Permitted Refinancing Indebtedness incurred to refund, replace or refinance any Indebtedness incurred pursuant to the Senior Credit Facility) pursuant to this paragraph (a) does not exceed an amount equal to the greater of (x) $200.0 million, less the aggregate amount of all Loan Reductions and (y) the sum of (i) 85% of the consolidated book value of the accounts receivable of the Company and its Restricted Subsidiaries, (ii) 70% of the consolidated book value of the inventory of the Company and its Restricted Subsidiaries and (iii) the orderly liquidation value of the Company's property, plant and equipment (initially $40 million), subject to automatic and permanent reduction by $1.4 million each quarter, commencing July 1, 1998, and subject to increases (but not in excess of $40 million) based on increases in the orderly liquidation value of the Company's property, plant and equipment resulting from acquisitions completed by the Company (as set forth in the appraisals accepted by the agent under the Senior Credit Facility and provided that the automatic and permanent reduction described above shall be increased by the amount of any such increase divided by 28); provided, however, that in no event may the aggregate principal amount outstanding under the Senior Credit Facility pursuant to this paragraph (a) exceed $300.0 million; and provided, further, that the amount of Indebtedness which may be incurred under the Senior Credit Facility pursuant to this paragraph (a) shall be reduced by the principal amount of any Acquired Debt incurred solely pursuant to paragraph (j) below;

          (b) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by the Notes and the Subsidiary Guarantees in an amount not to exceed $180.0 million;

          (c) Guarantees by the Company or a Guarantor of Indebtedness incurred by the Company or a Restricted Subsidiary of the Company so long as the incurrence of such Indebtedness by the primary obligor thereon was permitted under the terms of the Indenture;

          (d) the incurrence by the Company or a Restricted Subsidiary of the Company of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided, however, that (i) all such intercompany Indebtedness is expressly subordinate to the prior payment in full of all Obligations with respect to the Notes and the Subsidiary Guarantees and (ii)(A) any subsequent issuance or transfer of Equity Interests that results in any such intercompany Indebtedness being held by a Person other than the Company or a Restricted Subsidiary and (B) any sale or transfer of any such intercompany Indebtedness to a Person that is not either the Company or a Restricted Subsidiary of the Company shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that is not permitted by this clause (d);

          (e) the incurrence by the Company or any Restricted Subsidiary of Indebtedness (including reimbursement obligations relating thereto) in respect of bid, payment or performance bonds, bankers' acceptances, letters of credit and surety or appeal bonds, or guarantees of such obligations of others, in the ordinary course of business;


          (f) the issuance by a Restricted Subsidiary of the Company of any shares of Preferred Stock to the Company or any of its Restricted Subsidiaries, provided, however, that (i) all such Preferred Stock is expressly subordinate to the prior payment in full of all Obligations with respect to the Notes and the Subsidiary Guarantees and (ii) (A) any subsequent issuance or transfer of Equity Interests that results in any such Preferred Stock being held by a Person other than the Company or a Restricted Subsidiary and (B) any sale or transfer of any such shares of Preferred Stock to a Person that is not either the Company or a Restricted Subsidiary of the Company shall be deemed, in each case, to constitute an issuance of such Preferred Stock by such Restricted Subsidiary that is not permitted by this clause (f);


          (g) Hedging Obligations of the Company or a Restricted Subsidiary that are incurred (1) for the purpose of fixing or hedging interest rate risk with respect to any Indebtedness that is permitted by the terms of the Indenture to be outstanding or (2) for the purpose of fixing or hedging currency exchange rate risk with respect to any currency exchanges or commodity price risk with respect to commodities utilized by the Company in the ordinary course of business;

          (h) subject to paragraph (a) above, the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, Indebtedness that was permitted by the Indenture to be incurred;

          (i) the incurrence of Indebtedness (but excluding any funded Indebtedness) arising from agreements providing for indemnification, adjustment of purchase price or similar Obligations, incurred or assumed in connection with the acquisition or disposition of any business by the Company or any Restricted Subsidiary;

          (j) the incurrence of any Acquired Debt in an aggregate principal amount permitted solely by this clause (j) not to exceed $25 million at any one time outstanding;

          (k) Capital Lease Obligations and Purchase Money Indebtedness of the Company or any of its Restricted Subsidiaries (including any Permitted Refinancing Indebtedness incurred to refund, replace or refinance any Capital Lease Obligations or Purchase Money Indebtedness incurred pursuant to this clause (k)) not to exceed $10 million at any one time outstanding; and

          (l) additional Indebtedness of the Company or any of its Restricted Subsidiaries (including any Permitted Refinancing Indebtedness incurred to refund, replace or refinance any Indebtedness incurred pursuant to this clause (l)) in an aggregate principal amount not to exceed $30 million at any one time outstanding (which Indebtedness may, but need not, be incurred under the Senior Credit Facility).

  ANTI-LAYERING

     The Indenture provides that (i) the Company will not directly or indirectly incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt and senior in any respect in right of payment to the Notes and
(ii) no Guarantor will incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to its Senior Debt and senior in any respect in right of payment to the Subsidiary Guarantees.

  SALE AND LEASEBACK TRANSACTIONS


     The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company may enter into a sale and leaseback transaction if (i) the Company could have (a) incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the covenant described above under the caption "--Incurrence of Indebtedness and Issuance of Disqualified Stock" and (b) incurred a Lien to secure such Indebtedness pursuant to the covenant described below under the caption "--Liens", (ii) the gross cash proceeds of such sale and leaseback transaction are at least equal to the Fair Market Value (as determined in good faith by the Board of Directors and, in the case of a sale and leaseback transaction having a Fair Market Value in excess of $5 million, set forth in an Officer's Certificate delivered to the Trustee) of the property that is the subject of such sale and leaseback transaction and (iii) the transfer of assets in such sale and leaseback transaction is permitted by, and the Company applies the proceeds of such transaction in compliance with, the covenant described above under the caption "--Repurchase at the Option of Holders--Asset Sales."


  LIENS

     The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien that secures obligations under any Pari Passu Indebtedness or Subordinated Indebtedness on any asset or property now owned or hereafter acquired by the Company or any of its Restricted Subsidiaries, or any income or profits therefrom or assign or convey any right to receive income therefrom, unless the Notes are equally and ratably secured with the obligations so secured or until such time as such obligations are no longer secured by a Lien; provided that in any case involving a Lien securing Subordinated Indebtedness, such Lien is subordinated to the Lien securing the Notes on a basis no less favorable than such Subordinated Indebtedness is subordinated to the Notes.

  DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES

     The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (i)(a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any indebtedness owed to the Company or any of its Restricted Subsidiaries, (ii) make loans or advances to the Company or any of its Restricted Subsidiaries or (iii) sell, lease or transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the date of the Indenture, (b) the Senior Credit Facility as in effect as of the date of the Indenture and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, in whole or in part, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacement or refinancings are no more restrictive in any material respect with respect to such dividend and other payment restrictions than those contained in the Senior Credit Facility as in effect on the date of the Indenture, (c) the Indenture and the Notes, (d) applicable law, (e) Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of the Indenture to be incurred, (f) by reason of nonassignment or net worth maintenance provisions in leases entered into in the ordinary course of business, (g) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause
(iii) above on the property so acquired, or (h) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive in any material respect than those contained in the agreements governing the Indebtedness being refinanced.

  ADDITIONAL SUBSIDIARY GUARANTEES

     The Indenture provides that if (i) the Company acquires or creates any additional Subsidiary that is a Restricted Subsidiary and (A) any such Restricted Subsidiary has assets or revenues in any fiscal year in excess of $200,000, or (B) any such Restricted Subsidiary previously in existence has assets or revenues in any fiscal year in excess of $200,000, or (C) any such Restricted Subsidiary, together with all other Restricted Subsidiaries which are not Guarantors, has assets or revenues in any fiscal year in excess of $1.0 million in the aggregate, or (ii) any Restricted Subsidiary of the Company that is not a Guarantor guarantees any Indebtedness of the Company other than the Notes or is a borrower under the Senior Credit Facility (in each case described in clauses (i) and (ii), except for Foreign Subsidiaries), the Company will cause such Restricted Subsidiary to execute and deliver to the Trustee a supplemental indenture in form and substance reasonably satisfactory to the Trustee pursuant to which such Restricted Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Notes on the terms set forth in such supplemental indenture.

  MERGER, CONSOLIDATION OR SALE OF ASSETS


     The Indenture provides that the Company may not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another corporation, Person or entity unless (i) the Company is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Notes and the Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee; (iii) immediately after such transaction no Default or Event of Default exists; and (iv) except in the case of a merger of the Company with or into a Wholly Owned Restricted Subsidiary of the Company, the Company or the entity or Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (A) will have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately prior to the transaction and (B) will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the covenant described above under the caption "--Incurrence of Indebtedness and Issuance of Disqualified Stock." The sale, assignment, transfer, lease, conveyance or other disposition by the Company or its Restricted Subsidiaries of all or substantially all of their respective property or assets to one or more of their Subsidiaries shall not relieve either the Company or the Restricted Subsidiaries from their respective obligations under the Indenture or the Notes. Subject to the foregoing, any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company or any other Restricted Subsidiary or other entity that becomes, by reason of such consolidation, merger or transfer, a Restricted Subsidiary.

  TRANSACTIONS WITH AFFILIATES

     The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that might reasonably have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person and (ii) the Company delivers to the Trustee
(a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $2.0 million, a certificate of the Chief Executive Officer of the Company certifying that such Affiliate Transaction complies with clause (i) above, (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million, a resolution of the Board of Directors set forth in an Officer's Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors and (c) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10.0 million, an opinion as to the fairness to the Holders of the Notes of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

     The foregoing provisions will not apply to the following: (i) transactions between or among the Company and/or any of its Restricted Subsidiaries in which no Affiliate of the Company owns Capital Stock (other than directors' qualifying shares); (ii) Restricted Payments or Permitted Investments permitted by the provisions of the Indenture described above under the caption entitled "--Restricted Payments"; and (iii) the payment of reasonable and customary regular fees and compensation (including compensation payable in Equity Interests) to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Subsidiary or Permitted Joint Venture of the Company.

  LIMITATION ON ISSUANCES AND SALES OF CAPITAL STOCK OF WHOLLY OWNED RESTRICTED SUBSIDIARIES


     The Indenture provides that the Company (i) will not, and will not permit any Wholly Owned Restricted Subsidiary of the Company to, transfer, convey, sell, lease or otherwise dispose of any Capital Stock of any Wholly Owned Restricted Subsidiary of the Company to any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company), unless (a) such transfer, conveyance, sale, lease or other disposition is of all the Capital Stock of such Wholly Owned Restricted Subsidiary and (b) the cash Net Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with the covenant described above under the caption "--Repurchase at the Option of Holders--Asset Sales," and (ii) will not permit any Wholly Owned Restricted Subsidiary of the Company to issue any of its Equity Interests (other than, if necessary, shares of its Capital Stock constituting directors' qualifying shares) to any Person other than to the Company or a Wholly Owned Restricted Subsidiary of the Company.


  BUSINESS ACTIVITIES

     The Company will not, and will not permit any Restricted Subsidiary to, engage in any business other than a Principal Business, except to such extent as would not be material to the Company and its Restricted Subsidiaries, taken as a whole.

  REPORTS

     The Indenture provides that, whether or not required by the rules and regulations of the Securities and Exchange Commission (the "Commission"), so long as any Notes are outstanding, the Company will furnish to the Trustee (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, commencing immediately after the consummation of the Exchange Offer contemplated by the Registration Rights Agreement, the Company will file a copy of all such information and reports with the Commission (which may be contained in Forms 10-K, 10-Q and 8-K) for public availability (unless the Commission will not accept such a filing). In addition, the Company and the Guarantors have agreed that, for so long as any Notes remain outstanding, they will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

  EVENTS OF DEFAULT AND REMEDIES

     The Indenture provides that each of the following constitutes an Event of
Default: (i) default for 30 days in the payment when due of interest or Liquidated Damages, if any, on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (ii) default in payment when due of the principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (iii) failure by the Company to comply with the provisions described above under the captions "Repurchase at the Option of Holders--Change of Control", "Repurchase at the Option of Holders--Asset Sales" or "Certain Covenants--Merger, Consolidation or Sale of Assets"; (iv) failure by the Company for 60 days after notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes to comply with any of its other covenants, agreements or warranties in the Indenture or the Notes; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $10 million or more; (vi) failure by the Company or any of its Restricted Subsidiaries to pay final judgments for the payment of money damages aggregating in excess of $10 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) except as permitted by the Indenture, any Significant Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect (except by its terms) or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Significant Subsidiary Guarantee, in each case if such default continues for a period of ten days after notice to the Company from the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes; and (viii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries.

     If any Event of Default (other than an Event of Default under clause (viii) of the preceding paragraph with respect to the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes, by notice to the Trustee and the Company, may declare all the Notes to be due and payable immediately; provided, however, that so long as the Senior Credit Facility shall be in full force and effect, if an Event of Default shall have occurred and be continuing (other than an Event of Default under clause (viii) of the preceding paragraph with respect to the Company), any such acceleration shall not be effective until the earlier to occur of (x) five days following the delivery of a notice of such acceleration to the agent or other representative of the lenders under the Senior Credit Facility and (y) acceleration of any Indebtedness under the Senior Credit Facility. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency described in clause
(viii) of the preceding paragraph, with respect to the Company, any Significant Subsidiary or any group of Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a

Default or Event of Default relating to the payment of principal, interest or Liquidated Damages, if any) if it determines that withholding notice is in their interest.

     The Indenture provides that, at any time after a declaration of acceleration with respect to the Notes, the Holders of a majority in principal amount of the Notes may rescind and cancel such declaration and its consequences
(i) if the rescission would not conflict with any judgment or decree, (ii) if all existing Events of Default have been cured or waived except nonpayment of principal, interest or Liquidated Damages that has become due solely because of the acceleration, (iii) if, to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal at a rate equal to the rate borne by the Notes, which has become due otherwise than by such declaration of acceleration, has been paid, (iv) if the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances and (v) if, in the event of the cure or waiver of an Event of Default of the type described in clause (viii) of the description above of Events of Default, the Trustee shall have received an Officer's Certificate and an opinion of counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     The Holders of a majority in principal amount of the Notes may waive any existing Default or Event of Default under the Indenture and its consequences, except a default in the payment of the principal of or interest on, or Liquidated Damages with respect to, any Notes.

     The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

     No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Subsidiary Guarantees, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

LEGAL DEFEASANCE AND COVENANT DEFEASANCE

     The Company may, at its option and at any time, elect to have all of its obligations discharged with respect to the outstanding Notes ("Legal Defeasance") except for (i) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium and Liquidated Damages, if any, and interest on such Notes when such payments are due from the trust referred to below, (ii) the Company's obligations with respect to the Notes concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payment and money for security payments held in trust, (iii) the rights, powers, trusts, duties and immunities of the Trustee, and the Company's obligations in connection therewith and (iv) the Legal Defeasance provisions of the Indenture. In addition, the Company may, at its option and at any time, elect to have the obligations of the Company released with respect to certain covenants that are described in the Indenture ("Covenant Defeasance") and thereafter any omission to comply with such obligations shall not constitute a Default or Event of Default with respect to the Notes. In the event Covenant Defeasance occurs, certain events (not including non-payment or certain bankruptcy, receivership, rehabilitation and insolvency events) described above under the caption "--Events of Default" will no longer constitute an Event of Default with respect to the Notes.

     In order to exercise either Legal Defeasance or Covenant Defeasance, (i) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Notes, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium and Liquidated Damages, if any, and interest on the outstanding Notes on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date; (ii) either (x) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of the Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred, or (y) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred; (iii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of such deposit; (iv) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under the Senior Credit Facility or any other material agreement or instrument (other than the Indenture) to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound; (v) the Company must have delivered to the Trustee an opinion of counsel to the effect that (assuming no intervening bankruptcy or insolvency of the Company between the date of such deposit and the 91st day after such deposit and that no Holder is an insider of the Company) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; (vi) the Company must deliver to the Trustee an Officer's Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and (vii) the Company must deliver to the Trustee an Officer's Certificate and an opinion of counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with.

TRANSFER AND EXCHANGE

     A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Note selected for redemption. Also, the Company is not required to transfer or exchange any Note for a period of 15 days before a selection of Notes to be redeemed.

     The registered Holder of a Note will be treated as the owner of it for all purposes.

FORM, DENOMINATION, TRANSFER, EXCHANGE AND BOOK-ENTRY PROCEDURES


     The Old Notes offered and sold to qualified institutional buyers (as defined under Rule 144A) ("QIBs") were each registered in book-entry form, are represented by a global note in fully registered form without interest coupons, which was deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co. or such other nominee as DTC may designate.



     The Old Notes offered and sold to persons outside the United States who received such Old Notes pursuant to sales in accordance with Regulation S were each initially represented by a global note certificate in fully registered form without interest coupons (the "Offshore Global Old Note"). The Offshore Global Old Note was deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co. Prior to the expiration of the "40-day restricted period" within the meaning of Rule 903 of Regulation S, transfers of interest in the Offshore Global Old Note were only effected through records maintained by DTC, Cedel Bank, societe anonyme ("CEDEL") or Euroclear System ("Euroclear").



     The certificates representing the New Notes will be issued in fully registered form without interest coupons. Except as described below, the New Notes will be deposited with, or on behalf of, DTC, and registered in the name of Cede & Co as DTC's nominee, in the form of a global New Note certificate (the "Global New Note") or will remain in the custody of the Trustee pursuant to the FAST Balance Certificate between DTC and the Trustee.



     Holders of New Notes who elect to take physical delivery of their certificates instead of holding their interest through the Global New Note (collectively referred to herein as the "Non-Global Holders") will be issued in registered form a certificated New Note ("Certificated New Note"). Upon the transfer of any Certificated New Note initially issued to a Non-Global Holder, such Certificated New Note will, unless the transferee requests otherwise or the Global New Note has previously been exchanged in whole for Certificated New Notes, be exchanged for an interest in the Global New Note.



  EXCHANGES OF INTERESTS IN THE GLOBAL NEW NOTE FOR CERTIFICATED NEW NOTES



     A beneficial interest in the Global New Note may not be exchanged for a Certificated New Note unless (i) DTC (x) notifies the Company that it is unwilling or unable to continue as Depositary for the Global New Note or (y) has ceased to be a clearing agency registered under the Exchange Act, and in either case the Company thereupon fails to appoint a successor Depositary, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Certificated New Notes or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to the Notes. In all cases, Certificated New Notes delivered in exchange for any Global New Note or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary (in accordance with its customary procedures). Any Certificated New Note issued in exchange for an interest in a Global New Note will bear the legend restricting transfers that is borne by such Global New Note. Any such exchange will be effected through the DWAC System and an appropriate adjustment will be made in the records of the Security Registrar to reflect a decrease in the principal amount of the Global New Note.


  DEPOSITORY PROCEDURES

     DTC has advised the Company that DTC is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the "Participants") and to facilitate the clearance and settlement of transactions in those securities between Participants through electronic book-entry changes in accounts of its Participants. The Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to DTC's system is also available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (collectively, the "Indirect Participants"). Persons who are not Participants may beneficially own securities held by or on behalf of DTC only through the Participants or the Indirect Participants. The ownership interests and transfer of ownership interests of each actual purchaser of each security held by or on behalf of DTC are recorded on the records of the Participants and Indirect Participants.


     DTC has also advised the Company that, pursuant to procedures established by it, (i) upon deposit of the Global New Note, DTC will credit the principal amount at maturity of New Notes of the individual beneficial interests represented by such Global New Note to the respective accounts of Participants and (ii) ownership of beneficial interests in the Global New Note will be shown on, and the transfer of ownership thereof will be effected only through, records maintained by DTC or its nominee (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interests in the Global New Note).



     Investors in the Global New Note may hold their interests therein directly through DTC, if they are participants in such system, or indirectly through organizations (including Euroclear and CEDEL) which are participants in such system. All interests in the Global New Note, including those held through Euroclear or

CEDEL, may be subject to the procedures and requirements of DTC. Those interests held through Euroclear or CEDEL may also be subject to the procedures and requirements of such systems. The laws of some states require that certain persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in the Global New Note to such persons will be limited to that extent. Because DTC can act only on behalf of Participants, which in turn act on behalf of Indirect Participants and certain banks, the ability of a person having beneficial interests in the Global New Note to pledge such interests to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests. For certain other restrictions on the transferability of the Notes, see "--Exchanges of Interests in the Global New Note for Certificated New Notes."



     EXCEPT AS DESCRIBED BELOW, OWNERS OF INTERESTS IN THE GLOBAL NEW NOTE WILL NOT HAVE NEW NOTES REGISTERED IN THEIR NAMES, WILL NOT RECEIVE PHYSICAL DELIVERY OF NEW NOTES IN CERTIFICATED FORM AND WILL NOT BE CONSIDERED THE REGISTERED OWNERS OR HOLDERS THEREOF UNDER THE INDENTURE FOR ANY PURPOSE.



     Payments in respect of the principal of and premium and interest on the Global New Note registered in the name of DTC or its nominee will be payable by the Trustee to DTC in its capacity as the registered Holder under the Indenture. Under the terms of the Indenture, the Company and the Trustee will treat the persons in whose names the New Notes, including the Global New Note, are registered as the owners thereof for the purpose of receiving such payments and for any and all other purposes whatsoever. Consequently, neither the Company, the Trustee nor any agent of the Company or the Trustee has or will have any responsibility or liability for (i) any aspect of DTC's records or any Participant's or Indirect Participant's records relating to or payments made on account of beneficial ownership interests in the Global New Note, or for maintaining, supervising or reviewing any of DTC's records or any Participant's or Indirect Participant's records relating to the beneficial ownership interests in the Global New Note or (ii) any other matter relating to the actions and practices of DTC or any of its Participants or Indirect Participants. DTC has advised the Company that its current practice, upon receipt of any payment in respect of securities such as the New Notes (including principal and interest), is to credit the accounts of the relevant Participants with the payment on the payment date, in amounts proportionate to their respective holdings in the principal amount of beneficial interests in the relevant security as shown on the records of DTC unless DTC has reason to believe it will not receive payment on such payment date. Payments by the Participants and the Indirect Participants to the beneficial owners of New Notes will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and will not be the responsibility of DTC, the Trustee or the Company. Neither the Company nor the Trustee will be liable for any delay by DTC or any of its Participants in identifying the beneficial owners of the New Notes, and the Company and the Trustee may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.



     Except for trades involving only Euroclear and CEDEL participants, interests in the Global New Note are expected to be eligible to trade in DTC's Same-Day Funds Settlement System and secondary market trading activity in such interests will therefore settle in immediately available funds, subject in all cases to the rules and procedures of DTC and its participants.



     Transfers between Participants in DTC will be effected in accordance with DTC's procedures, and will be settled in same-day funds, and transfers between participants in Euroclear and CEDEL will be effected in the ordinary way in accordance with their respective rules and operating procedures.



     Subject to compliance with the transfer restrictions applicable to the New Notes described herein, cross-market transfers between the Participants in DTC, on the one hand, and Euroclear or CEDEL participants, on the other hand, will be effected through DTC in accordance with DTC's rules on behalf of Euroclear or CEDEL, as the case may be, by its respective depositary; however such cross-market transactions will require delivery of instructions to Euroclear or CEDEL, as the case may be, by the counterparty in such system in accordance with the rules and procedures and within the established deadlines (Brussels time) of such system. Euroclear or CEDEL, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its respective depositary to take action to effect final settlement on its behalf by delivering or receiving interests in the Global New Note in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Euroclear participants and CEDEL participants may not deliver instructions directly to the depositories for Euroclear or CEDEL.


     Because of time zone differences, the securities account of a Euroclear or CEDEL participant purchasing an interest in the Global New Note from a Participant in DTC will be credited, and any such crediting will be reported to the relevant Euroclear or CEDEL participant, during the securities settlement processing day (which must be a business day for Euroclear and CEDEL) immediately following the settlement date of DTC. DTC has advised the Company that cash received in Euroclear or CEDEL as a result of sales of interests in the Global New Note by or through a Euroclear or CEDEL participant to a Participant in DTC will be received with value on the settlement date of DTC but will be available in the relevant Euroclear or CEDEL cash account only as of the business day for Euroclear or CEDEL following DTC's settlement date.



     DTC has advised the Company that it will take any action permitted to be taken by a Holder of New Notes only at the direction of one or more Participants to whose account with DTC interests in the Global New Note are credited and only in respect of such portion of the aggregate principal amount of the New Notes as to which such Participant or Participants has or have given such direction. However, if there is an Event of Default under the New Notes, DTC reserves the right to exchange the Global New Note for legended Certificated New Notes, and to distribute such Certificated New Notes to its Participants.


     The information in this section concerning DTC, Euroclear and CEDEL and their book-entry systems has been obtained from sources that the Company believes to be reliable, but the Company takes no responsibility for the accuracy thereof.


     Although DTC, Euroclear and CEDEL have agreed to the foregoing procedures to facilitate transfers of interests in the Global New Note among participants in DTC, Euroclear and CEDEL, they are under no obligation to perform or to continue to perform such procedures, and such procedures may be discontinued at any time. Neither the Company nor the Trustee will have any responsibility for the performance by DTC, Euroclear or CEDEL or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their operations.


REGISTRATION RIGHTS; LIQUIDATED DAMAGES


     The Company, the Guarantors and the Initial Purchasers entered into the Registration Rights Agreement on the Closing Date. Pursuant to the Registration Rights Agreement, the Company agreed to file with the Commission, on or prior to 60 days after the Closing Date, the Exchange Offer Registration Statement on the appropriate form under the Securities Act with respect to the New Notes. Upon the effectiveness of the Exchange Offer Registration Statement, pursuant to the Exchange Offer, the Company will offer to the Holders of Transfer Restricted Securities (as defined below) who are able to make certain representations the opportunity to exchange their Transfer Restricted Securities for New Notes. If
(i) the Company is not required to file the Exchange Offer Registration Statement or permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy or (ii) any Holder of Transfer Restricted Securities notifies the Company on or prior to the tenth business day following consummation of the Exchange Offer that it (A) is prohibited by law or Commission policy from participating in the Exchange Offer or (B) may not resell the New Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) is a broker-dealer and owns Notes acquired directly from the Company or an affiliate of the Company, the Company will file with the Commission a Shelf Registration Statement to cover resales of the Notes by the Holders thereof who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement. The Company will use commercially reasonable efforts to cause the applicable registration statement to be declared effective as promptly as practicable by the Commission. For purposes of the foregoing, "Transfer Restricted Securities" means each Old Note until (i) the date on which such Old Note has been exchanged by a person other than a broker-dealer for a New Note in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of an Old Note for a New Note, the date on which such New Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the

Exchange Offer Registration Statement, (iii) the date on which such Old Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Old Note is distributed to the public pursuant to Rule 144 under the Securities Act. Notwithstanding the foregoing, subject to the limitations contained in the Registration Rights Agreement, at any time after Consummation (as defined in the Registration Rights Agreement) of the Exchange Offer, the Company may allow the Shelf Registration Statement to cease to be effective and usable if the prospectus contained in the Shelf Registration Statement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the period referred to in the Registration Rights Agreement during which the Shelf Registration Statement is required to be effective and usable will be extended by the number of days during which such registration statement was not effective or usable pursuant to the foregoing provisions.



     The Registration Rights Agreement provides that (i) the Company will file an Exchange Offer Registration Statement with the Commission on or prior to 60 days after the Closing Date, (ii) the Company will use commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective by the Commission on or prior to 135 days after the date on which such Exchange Offer Registration Statement is filed with the Commission (which 135-day period shall be extended for a number of days equal to the number of business days, if any, that the Commission is officially closed during such period), (iii) unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company will commence the Exchange Offer and use its commercially reasonable efforts to issue on or prior to 25 business days after the date on which the Exchange Offer Registration Statement was declared effective by the Commission, New Notes in exchange for all Old Notes tendered prior thereto in the Exchange Offer and (iv) if obligated to file the Shelf Registration Statement, the Company will use its best efforts to file the Shelf Registration Statement with the Commission on or prior to 60 days after such filing obligation arises and to use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission on or prior to 135 days after such filing obligation arises. If (a) the Company fails to file either of the Registration Statements required by the Registration Rights Agreement on or before the date specified for such filing, (b) either of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"),
(c) the Company fails to consummate the Exchange Offer within 25 business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (d) subject to the last sentence of the preceding paragraph, the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable (other than as described in the last sentence of the preceding paragraph) in connection with resales of Transfer Restricted Securities during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (a) through (d) above a "Registration Default"), then, subject to the last sentence of the preceding paragraph, the Company will pay Liquidated Damages to each Holder of Transfer Restricted Securities affected thereby, with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $0.05 per week per $1,000 in principal amount of Notes constituting Transfer Restricted Securities held by such Holder. The amount of the Liquidated Damages will increase by an additional $0.05 per week per $1,000 in principal amount of Notes constituting Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $0.50 per week per $1,000 in principal amount of Notes constituting Transfer Restricted Securities. All accrued Liquidated Damages will be paid by the Company in cash to persons entitled thereto on each Interest Payment Date to the Global Note Holder (and any Holder of Certificated Securities who has given wire transfer instructions to the Company prior to the Interest Payment Date) by wire transfer of immediately available funds and to all other Holders of Certificated Securities by mailing checks to their registered addresses. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.



     Holders of Old Notes will be required to make certain representations to the Company (as described in the Registration Rights Agreement) in order to participate in the Exchange Offer and will be required to deliver information to be used in connection with the Shelf Registration Statement and to provide comments on the Shelf Registration Statement within the time periods set forth in the Registration Rights Agreement in order to have their Old Notes included in the Shelf Registration Statement and benefit from the provisions regarding Liquidated Damages set forth above.


     The summary herein of certain provisions of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Registration Rights Agreement, a copy of which is filed as an exhibit to the Company's most recent Annual Report on Form 10-K.


     Except as described below under "--Amendment, Supplement and Waiver", the Old Notes and the New Notes will be considered collectively to be a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and repurchase offers, and for purposes of this "Description of the New Notes" (except under this caption, "--Registration Rights; Liquidated Damages") all reference herein to "Notes" shall be deemed to refer collectively to the Old Notes and the New Notes, unless the context otherwise requires.


AMENDMENT, SUPPLEMENT AND WAIVER

     Except as provided in the next two succeeding paragraphs, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes).

     Without the consent of each Holder affected, an amendment or waiver may not (with respect to any Notes held by a non-consenting Holder): (i) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to the redemption of the Notes (other than provisions relating to the covenants described above under the caption
"-- Repurchase at the Option of Holders"), (iii) reduce the rate of or change the time for payment of interest or Liquidated Damages, if any, on any Note,
(iv) waive a Default or Event of Default, in each case in the payment of principal of or premium or Liquidated Damages, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration), (v) make any Note payable in money other than that stated in the Notes, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults (other than to add sections of the Indenture or the Notes which are subject thereto) or the rights of Holders of Notes to receive payments of principal of or premium or Liquidated Damages, if any, or interest on the Notes, (vii) waive a redemption payment with respect to any Note (other than a payment required by one of the covenants described above under the caption "--Repurchase at the Option of Holders") or (viii) make any change in the foregoing amendment and waiver provisions. In addition, any amendment to the provisions of the Article of the Indenture relating to subordination will require the consent of the Holders of at least 66 2/3% in aggregate principal amount of the Notes then outstanding if such amendment would adversely affect the rights of Holders of Notes.

     Notwithstanding the foregoing, without the consent of any Holder of Notes, the Company and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of Notes in the case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

CONCERNING THE TRUSTEE

     The Indenture contains certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue or resign.

     The Trustee is a lender under the Senior Credit Facility.

     The Holders of a majority in principal amount of the then outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, subject to certain exceptions. The Indenture provides that in case an Event of Default shall occur (which shall not be cured), the Trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to such provisions, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request of any Holder, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

ADDITIONAL INFORMATION

     Anyone who receives this Prospectus may obtain a copy of the Indenture and the Registration Rights Agreement without charge by writing to Metal Management, Inc., 500 North Dearborn St., Suite 405, Chicago, Illinois 60610; Attention:
Chief Financial Officer.

CERTAIN DEFINITIONS

     Set forth below are certain defined terms used in the Indenture. Reference is made to the Indenture for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided.

     "Acquired Debt" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Restricted Subsidiary of such specified Person, and (ii) Indebtedness secured at the time of acquisition thereof by a Lien encumbering any asset acquired by such specified Person.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

     "Asset Sale" means:

          (i) the sale, conveyance, transfer or other disposition (whether in a single transaction or a series of related transactions) of property or assets (including by way of a sale and leaseback) of the Company or any Restricted Subsidiary to any Person other than the Company or any Restricted Subsidiary of the Company (each referred to in this definition as a "disposition") or

          (ii) the issuance or sale of Equity Interests of any Restricted Subsidiary (other than directors' qualifying shares) to any Person other than the Company or any Restricted Subsidiary of the Company

     (whether in a single transaction or a series of related transactions), in each case set forth in these clauses (i) and (ii), other than:

          (a) a disposition of Cash Equivalents or tangible personal property (including obsolete or redundant equipment) in the ordinary course of business of the Company or the applicable Restricted Subsidiary;

          (b) the disposition of all or substantially all of the assets of the Company in a manner permitted pursuant to the provisions described above under the caption "--Merger, Consolidation or Sale of Assets" or any disposition that constitutes a Change of Control pursuant to the Indenture;

          (c) any disposition that is a Restricted Payment or Permitted Investment that is not prohibited under the covenant described above under the caption "--Restricted Payments"; and

          (d) any disposition, or related series of dispositions, of assets with an aggregate Fair Market Value of less than $1.5 million.

     "Attributable Debt" means, in respect of a sale and leaseback transaction, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

     "Board of Directors" means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet of the lessee thereof in accordance with GAAP.

     "Capital Stock" means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (excluding "earn-out" payments pursuant to the acquisition agreements of the Company or any Subsidiary).

     "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition, (iii) certificates of deposit and time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having combined capital and surplus in excess of $200.0 million (or the foreign currency equivalent thereof) and whose short-term commercial paper rating, or that of its parent holding company, is at least "A-1" or the equivalent by Standard & Poor's Corporation and at least "Prime-1" or the equivalent by Moody's Investors Service, Inc.,
(iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) shares of money market or similar funds which comply with Rule 2a-7 or any successor rule of the Commission and (vi) commercial paper rated A-1 or higher by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. and in each case maturing within one year after the date of acquisition.

     "Change of Control " means the occurrence of any of the following: (i) the sale, lease or transfer, in one or a series of related transactions (other than by merger or consolidation), of all or substantially all of the assets of the Company and its Restricted Subsidiaries, taken as a whole, to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act); (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; (iii) (A) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Principals, of a direct or indirect interest in more than 35% of the voting power of the Voting Stock of the Company by way of acquisition, merger or consolidation or otherwise and (B) the Principals beneficially owning, directly or indirectly, a lesser percentage of the voting power of the Voting Stock of the Company than such Person or group and the Principals not having the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company; (iv) a majority of the members of the Board of Directors of the Company ceasing to be Continuing Directors; or (v) any Person or group effecting a "Rule 13e-3 transaction" (within the meaning of Rule 13e-3 under the Exchange Act) with respect to the Company.

     "Company Preferred Stock" means the $25 million in aggregate liquidation preference of the Series A Convertible Preferred Stock and the $20 million in aggregate liquidation preference of the Series B Convertible Preferred Stock of the Company outstanding on the date of the Indenture.

     "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary or non-recurring loss plus any net loss realized, in each case, in connection with all Asset Sales (to the extent such losses were deducted in computing such Consolidated Net Income), plus (ii) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income, plus (iii) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income, plus (iv) any Consolidated Non-Cash Charges that were deducted in computing such Consolidated Net Income, less (v) any non-cash items increasing Consolidated Net Income for such period and plus (vi) any cash dividends received by the Company or any of its Restricted Subsidiaries which are paid by an Unrestricted Subsidiary.

     "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Restricted Subsidiary thereof, (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (iii) the cumulative effect of a change in accounting principles shall be excluded and (iv) the Net Income of any Unrestricted Subsidiary shall be excluded, whether or not distributed to the Company or one of its Subsidiaries.

     "Consolidated Net Worth" means, with respect to any Person as of any date, the total of the following amounts of the Person and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP as of such date: (i) the par or stated value of all outstanding Capital Stock of the Person plus (ii) paid-in capital or capital surplus relating to such Capital Stock plus (iii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) any amounts attributable to Disqualified Stock.

     "Consolidated Non-Cash Charges" means, with respect to any Person, for any period, the aggregate depreciation and amortization (including (a) amortization of goodwill, (b) any incremental increase in amortization of account inventory resulting from write-ups of such inventory in connection with the purchase accounting treatment of an acquisition and (c) amortization of other intangibles and other noncash charges or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period, in each case, determined on a consolidated basis in accordance with GAAP.

     "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of the Indenture or (ii) was nominated for election or elected to such Board of Directors with, or whose election to such Board of Directors was approved by, the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

     "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

     "Designated Senior Debt" means so long as the Senior Bank Debt is outstanding, the Senior Bank Debt.

     "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the Holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature.

     "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "Existing Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries (other than Indebtedness under the Senior Credit Facility) in existence on the date of the Indenture, until such amounts are repaid.

     "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, in cash, between an informed and willing seller and an informed and willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and, in the case of Fair Market Value that exceeds $5 million, shall be evidenced by a Board Resolution delivered to the Trustee; provided, however, that, in the case of any determination of Fair Market Value for purposes of the covenant described under the caption "--Restricted Payments", if the aggregate Fair Market Value could be reasonably likely to exceed $10.0 million, the Fair Market Value shall be determined by an accounting, appraisal or investment banking firm of nationally recognized standing that is, in the reasonable and good faith judgment of the Board of Directors of the Company, qualified to perform the task for which such firm has been engaged.

     "Fixed Charges" means, with respect to any Person for any period, the sum of (i) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations, but excluding amortization of deferred financing costs) and (ii) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period and (iii) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon) and (iv) all cash dividend payments (and non-cash dividend payments in the case of a Person that is a Restricted Subsidiary) on any series of Preferred Stock of such Person, in each case, on a consolidated basis and in accordance with GAAP.

     "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the Company or any of its Restricted Subsidiaries incurs, assumes, Guarantees or redeems any Indebtedness (other than revolving credit borrowings) or issues Preferred Stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee or redemption of Indebtedness, or such issuance or redemption of Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of making the computation referred to above, (i) acquisitions that have been consummated by the Company or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated Cash Flow and Fixed Charges for such reference period shall be calculated giving pro forma effect (excluding any pro forma increase in revenues other than historical revenue of the acquired business, but including any pro forma expense and cost reductions, in each case calculated on a basis consistent with Regulation S-X under the Securities Act) to such acquisition and related financing transactions and (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, calculated giving pro forma effect to such disposition, shall be excluded, and (iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the referent Person or any of its Restricted Subsidiaries following the Calculation Date.

     "Foreign Subsidiaries" means any Subsidiary of the Company incorporated or organized under the laws of a jurisdiction outside of the United States of America and which, individually or together with all other such Subsidiaries outside of the United States of America, represents less than 10% of the assets or revenues of the Company and its Restricted Subsidiaries for any period, on a consolidated basis and determined in accordance with GAAP.

     "GAAP " means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of the Indenture.

     "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

     "Hedging Obligations" means, with respect to any Person, the net obligations of such Person under (i) currency exchange or interest rate swap agreements, currency exchange or interest rate cap agreements and currency exchange or interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange or interest rates or commodity prices.

     "Holder" means a holder of any of the Notes.

     "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the maximum fixed redemption or repurchase price of Redeemable Interests of such Person at the time of determination or the balance deferred and unpaid of the purchase price of any property (other than contingent or "earnout" payment obligations) or representing any net Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP as well as all indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person.

     "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Equity Interests of such Subsidiary not sold or disposed of. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

     "Loan Reductions" means permanent commitment reductions with respect to revolving loans under the Senior Credit Facility (or any Permitted Refinancing Indebtedness relating thereto) that have been made since the date of the Indenture.

     "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries and (ii) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

     "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and brokerage and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), amounts required to be applied to the repayment of Indebtedness (other than Senior Bank Debt) in connection with such Asset Sale, distributions and payments to minority interest holders in connection with such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

     "Non-Recourse Debt" means Indebtedness (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender; and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

     "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

     "Officer's Certificate" means a certificate signed on behalf of the Company by the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company that meets the requirements set forth in the Indenture.

     "Pari Passu Indebtedness" means Indebtedness that ranks pari passu in right of payment to the Notes.

     "Permitted Investments" means (a) any Investment in the Company or in a Restricted Subsidiary of the Company; (b) any Investment in cash and Cash Equivalents; (c) any Investment by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment (A) such Person becomes a Restricted Subsidiary of the Company or (B) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company; (d) any Restricted Investment made as a result of the receipt of consideration not constituting cash or Cash Equivalents from an Asset Sale that was made pursuant to and in compliance with the covenant described above under the caption "--Repurchase at the Option of Holders--Asset Sales"; (e) any Investment existing on the date of the Indenture, and any renewals or replacements thereof; (f) any Investment by Restricted Subsidiaries in other Restricted Subsidiaries and Investments by Subsidiaries that are not Restricted Subsidiaries in other Subsidiaries that are not Restricted Subsidiaries; (g) any Investment acquired or made by the Company or any of its Restricted Subsidiaries
(A) in exchange for any other Investment or receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or receivable or (B) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (h) Hedging Obligations; (i) any acquisition of assets, Equity Interests or other securities by the Company for consideration consisting of common Equity Interests of the Company; (j) loans and advances to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses, in each case, incurred in the ordinary course of business; (k) Investments the payment for which consists exclusively of Equity Interests (exclusive of Disqualified Stock) of the Company; (l) repurchases of Notes by the Company or any Restricted Subsidiary in open market purchase transactions; (m) Investments not to exceed $15 million in the aggregate outstanding at any time in Unrestricted Subsidiaries or Permitted Joint Ventures; (n) any Investment by the Company or any Restricted Subsidiary in any of its suppliers in the form of "take or pay" or "requirements" contracts entered into by the Company or such Restricted Subsidiary in the ordinary course of business; and (o) the making of other Investments not to exceed $15 million in the aggregate outstanding at any time.

     "Permitted Joint Venture" means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which at least 25% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof).

     "Permitted Junior Securities" means equity securities of the Company or debt securities of the Company that are subordinated in right of payment to all Senior Debt and all securities issued in exchange for Senior Debt that may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Notes.

     "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Restricted Subsidiaries; provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of any premium required to be paid in connection therewith and plus reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the

Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by the Company or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Preferred Stock", as to any Person, means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution or winding up over Equity Interests of any other class of such Person.

     "Principal Business" means any business in the metals industry, and businesses reasonably related thereto.

     "Principals" mean, collectively, (i) Samstock, L.L.C. and its affiliates and successors and (ii) T. Benjamin Jennings, Gerard M. Jacobs, Albert A. Cozzi, Frank J. Cozzi and Gregory P. Cozzi, and the respective spouses, parents and lineal descendants (by blood, adoption or marriage) of the foregoing, trusts the sole beneficiaries of which (other than contingent beneficiaries) are any of the foregoing, or corporations, partnerships or limited liability companies the sole shareholders, sole partners or sole members of which are any of the foregoing.

     "Pro Forma Basis" means, with respect to any additional Indebtedness incurred or Disqualified Stock issued, as the case may be, the Fixed Charge Coverage Ratio for the Company for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of such occurrence, as adjusted to reflect the incurrence of such additional Indebtedness or the issuance of such Disqualified Stock, as the case may be, and the application of the net proceeds therefrom, as of the beginning of such four-quarter period.

     "Purchase Money Indebtedness" means Indebtedness the net proceeds of which are used for the purchase of property or assets acquired in the ordinary course of business by the Person incurring such Indebtedness.

     "Redeemable Interest" of any Person means any equity security of or other ownership interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the occurrence of an event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for Indebtedness or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final stated maturity of the Notes.

     "Restricted Investment" means an Investment other than a Permitted Investment.

     "Restricted Subsidiary" of a Person means any Subsidiary of such Person that is not (i) an Unrestricted Subsidiary or (ii) a direct or indirect Subsidiary of an Unrestricted Subsidiary; provided, however, that upon the occurrence of any Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of Restricted Subsidiary.

     "Senior Bank Debt" means all Obligations under or in respect of the Senior Credit Facility, together with any refunding, refinancing or replacement, in whole or part, of such Indebtedness.

     "Senior Credit Facility" means that certain credit facility dated as of March 31, 1998, by and among the Company, certain Subsidiaries of the Company, BT Commercial Corporation, as agent for the lenders, and certain commercial lending institutions party thereto, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended

(including any amendment and restatement thereof), modified, renewed, refunded, replaced or refinanced from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder (provided that such increase in borrowings is permitted by the covenant described under the caption "--Incurrence of Indebtedness and Issuance of Disqualified Stock") or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

     "Senior Debt" means (i) the Senior Bank Debt and (ii) any other Indebtedness permitted to be incurred by the Company or a Guarantor under the terms of the Indenture, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes (including interest after the filing of any petition in bankruptcy or insolvency proceeding at the rate specified in the documents relating to the applicable Senior Debt). Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include (1) any liability for federal, state, local or other taxes owed or owing by the Company, (2) any Indebtedness of the Company to any of its Restricted Subsidiaries or other Affiliates, (3) any trade payables, (4) that portion of any Indebtedness that is incurred in violation of the Indenture, (5) Indebtedness which, when incurred and without respect to any election under Section 1111 (b) of the Title 11, United States Code, is without recourse to the Company, (6) Indebtedness evidenced by the Notes and (7) Capital Stock.

     "Significant Subsidiary" means any Restricted Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Act, as such Regulation is in effect on the date hereof.

     "Significant Subsidiary Guarantee" means the Subsidiary Guarantee of a Significant Subsidiary.

     "Subordinated Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries which is expressly by its terms subordinated in right of payment to any other Indebtedness.

     "Subsidiary" means, with respect to any Person, (i) any corporation, limited liability company, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

     "Unrestricted Subsidiary" means (i) any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, which designation may only be made if such Subsidiary: (a) has no Indebtedness other than Non-Recourse Debt; (b) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; (c) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries. Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officer's Certificate certifying that such designation complied with the foregoing conditions and was permitted by the covenant described above under the caption "--Certain Covenants--Restricted Payments". If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of the Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date (and, if such Indebtedness is not
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

permitted to be incurred as of such date under the covenant described above under the caption "--Incurrence of Indebtedness and Issuance of Disqualified Stock", the Company shall be in violation of such covenant). The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted to be incurred by the covenant described above under the caption "--Certain Covenants--Incurrence of Indebtedness and Issuance of Disqualified Stock", and
(ii) no Default or Event of Default would be in existence following such designation.

     "Voting Stock" means, with respect to any Person, any class or series of capital stock of such Person that is ordinarily entitled to vote in the election of directors thereof at a meeting of stockholders called for such purpose, without the occurrence of any additional event or contingency.

     "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

     "Wholly Owned Restricted Subsidiary" is any Wholly Owned Subsidiary that is a Restricted Subsidiary.

     "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person and one or more Wholly Owned Subsidiaries of such Person.

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

                 CERTAIN UNITED STATES FEDERAL TAX CONSEQUENCES

     The following discussion is a summary of certain United States federal income tax considerations relevant to the purchase, ownership and disposition of the New Notes by the beneficial owners thereof ("Holders"). The discussion is limited to Holders of New Notes exchanged for Old Notes of which such Holders were the initial Holders and does not address the tax consequences to subsequent purchasers of New Notes. This summary does not purport to be a complete analysis of all the potential federal income and estate tax effects relating to the purchase, ownership and disposition of the New Notes. There can be no assurance that the Internal Revenue Service (the "Service") will take a similar view of such consequences. Further, the discussion does not address all aspects of taxation that might be relevant to particular Holders in light of their individual circumstances (including the effect of any state, local, non-United States or other tax laws) or to certain types of Holders (including dealers in securities, insurance companies, financial institutions and tax-exempt entities) subject to special treatment under United States federal tax law. The discussion below assumes that the New Notes are held as capital assets.

     The discussion of the United States federal income tax consequences set forth below is based upon provisions of the Internal Revenue Code of 1986, as amended (the "Code"), regulations thereunder, judicial decisions, and administrative interpretations, all in effect as of the date hereof, all of which are subject to change at any time, and any such change may be applied retroactively. Because individual circumstances may differ, each prospective purchaser of the New Notes is strongly urged to consult its own tax advisor with respect to its particular tax situation and the particular tax effects of any state, local, non-United States, or other tax laws and possible changes in the tax laws.

     As used herein, the term "United States Holder" means a Holder of a New Note who or which is for United States federal income tax purposes either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in the United States or organized under the laws of the United States or of any State thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust described in
Section 7701(a)(30) of the Code (taking into account changes thereto and associated effective dates, elections and transition rules). The term "United States Holder" also includes certain former citizens or residents of the United States whose income and gain on the New Notes will be subject to United States taxation. As used herein, the term "Non-United States Holder" means a Holder of a New Note who or which is not a United States Holder.

TAX CONSEQUENCES TO UNITED STATES HOLDERS

  Consequences of the Exchange Offer to Exchanging and Nonexchanging Holders

     The exchange of an Old Note for a New Note pursuant to the Exchange Offer will not be taxable to an exchanging Holder for federal income tax purposes. As a result (i) an exchanging Holder will not recognize any gain or loss on the exchange; (ii) the holding period for the New Note will include the holding period for the Old Note; (iii) the basis of the New Note will be the same as the basis for the Old Note; and (iv) any original issue discount ("OID") on the New Note will be the same as on the Old Note.

     The Exchange Offer will result in no federal income tax consequences to a nonexchanging holder of Old Notes.

     The treatment of interest described below with respect to the New Notes is based in part upon the Company's determination that, as of the date of issuance of the Old Notes, the possibility that additional interest would be paid to Holders pursuant to a Registration Default was remote, in which case the possibility of such payment should not, as of the issue date, have caused the Old Notes to be treated as having been issued with contingent interest under certain United States Treasury Regulations (the "Contingent Interest Regulations") and, therefore, the New Notes should not be subject to the Contingent Interest Regulations. The Service may take a different position, which could affect the timing and character of interest income reported by United States Holders. The Company's determination that the possibility of such additional payments was remote for these purposes is binding on a United States Holder, unless such Holder discloses in the proper manner to the Service that it is taking a different position.

  Payments of Interest

     Interest paid on a New Note will generally be taxable to a United States Holder as ordinary interest income at the time it accrues or is received in accordance with the United States Holder's method of accounting for United States federal income tax purposes.

  Sale, Exchange, Redemption or Retirement of Notes

     Upon the sale, exchange, redemption or retirement of a New Note, a United States Holder will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or retirement (not including any amount attributable to accrued but unpaid interest) and such Holder's adjusted tax basis in the New Note. To the extent attributable to accrued but unpaid interest, the amount recognized by the United States Holder will be treated as a payment of interest. See "--Tax Consequences to United States Holders--Payments of Interest". A United States Holder's adjusted tax basis in a New Note will equal the cost of the Old Note to such Holder, reduced by any principal payments received by such Holder.


     Gain or loss recognized on the sale, exchange, redemption or retirement of a Note by a United States Holder generally will be capital gain or loss. Capital gain realized by a non-corporate taxpayer on the disposition of a capital asset (including a New Note) held for more than one year generally is taxed at a maximum rate of 20%. Capital gain on the disposition of an asset (including a New Note) by non-corporate taxpayers held for one year or less continues to be taxed at the rates applicable to ordinary income (i.e., up to 39.6%). The distinction between capital gain or loss and ordinary income or loss is also relevant for purposes of, among other things, limitations on the deductibility of capital losses.



     A Holder attempting to sell a New Note in the secondary market should be aware that a subsequent Holder who purchases a New Note at a discount may be subject to the "market discount" rules of the Code. A subsequent Holder who purchases a New Note at a premium may elect to amortize and deduct the premium over the remaining term of the New Note in accordance with rules set forth in
Section 171 of the Code.


TAX CONSEQUENCES TO NON-UNITED STATES HOLDERS

     Under present United States federal income and estate tax law, and subject to the discussion below concerning backup withholding:

     (a) payments of principal and interest on the New Notes by the Company or any paying agent to a Non-United States Holder, as defined above, will not be subject to withholding of United States federal income tax, provided that, in the case of interest, (i) such Non-United States Holder does not own, actually or constructively, 10 percent or more of the total combined voting power of all classes of stock of the Company entitled to vote, (ii) such Non-United States Holder is not, for United States federal income tax purposes, a controlled foreign corporation related, directly or indirectly, to the Company through stock ownership,
        (iii) such Non-United States Holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code and (iv) the certification requirements under Section 871(h) or Section 881(c) of the Code and Treasury regulations thereunder (summarized below) are met;

     (b) a Non-United States Holder will not be subject to United States federal income tax on gain recognized on the sale, exchange or other disposition of a New Note, unless (i) such Non-United States Holder is a non-resident alien individual who is present in the United States for 183 days or more in the taxable year of sale, exchange or other disposition, and certain other conditions are met or (ii) such gain is effectively connected with the conduct by such Holder of a trade or business in the United States; and

     (c) a New Note held by an individual who is not a citizen or resident of the United States (as defined for United States federal estate tax purposes) at the time of his death will not be subject to United States federal estate tax as a result of such individual's death, provided that, at the time of such individual's death, (i) the individual does not own, actually or constructively, 10 percent or more of the total combined voting power of all classes of stock of the Company entitled to vote and (ii) payments with respect to such New Note, if received at the time of the individual's death, would not have been effectively connected to the conduct by such individual of a trade or business in the United States.

  Certification Requirements

     Sections 871(h) and 881(c) of the Code and Treasury Regulations relating thereto require that, in order to obtain the exemption from withholding tax described in paragraph (a) above, either (i) the beneficial owner of a New Note must certify, under penalties of perjury, to the Company or paying agent, as the case may be, that such owner is a Non-United States Holder and must provide such owner's name and address or (ii) a securities clearing organization, bank or other financial institution that holds customers securities in the ordinary course of its trade or business (a "Financial Institution") and holds the New Note on behalf of the beneficial owners thereof must certify, under penalties of perjury, to the Company or paying agent, as the case may be, that such certificate has been received from the beneficial owner by it or by a Financial Institution between it and the beneficial owner and must furnish the payor with a copy thereof. A certificate described in this paragraph is effective only with respect to payments of interest made to the certifying Non-United States Holder after issuance of the certificate in the calendar year of its issuance and the two immediately succeeding calendar years. Such requirement will be fulfilled if the beneficial owner of a New Note certifies on Internal Revenue Service Form W-8, under penalties of perjury, that it is a Non-United States Holder and provides its name and address, and if any Financial Institution holding the New Note on behalf of the beneficial owner files a statement with the withholding agent to the effect that it has received such a statement from the beneficial owner (and furnishes the withholding agent with a copy thereof).

     The United States Treasury Department adopted new Regulations published in the Federal Register on October 14, 1997 (the "New Regulations") which affect the United States taxation of Non-United States Holders with respect to withholding and backup withholding. As promulgated, the New Regulations are generally effective, subject to certain transition rules described below, for payments after December 31, 1998, regardless of the issue date of the instrument with respect to which such payments are made. The Service recently announced its intention to amend the New Regulations to extend the effective date to those payments made after December 31, 1999, subject to certain transition rules. The discussion under this heading and under "Information Reporting and Backup Withholding" below, is not intended to be a complete discussion of the provisions of the New Regulations or the recent Service announcement, and Holders of the New Notes are urged to consult their tax advisors concerning the tax consequences of their acquiring, holding and disposing of the New Notes in light of the New Regulations.

     The New Regulations provide documentation procedures designed to simplify compliance by withholding agents. The New Regulations generally do not affect the documentation rules described above, but add other certification options. Under one such option, a withholding agent will be allowed to rely on an intermediary withholding certificate furnished by a "qualified intermediary" (as defined below) on behalf of one or more beneficial owners (or other intermediaries) without the withholding agent having to obtain the beneficial owner certificate described above. "Qualified intermediaries" include: (i) foreign financial institutions or foreign clearing organizations (other than a United States branch or United States office of such institution or organization) or (ii) foreign branches or offices of United States financial institutions or foreign branches or offices of United States clearing organizations, which, as to both (i) and (ii), have entered into withholding agreements with the Service. In addition to certain other requirements, qualified intermediaries must obtain withholding certificates, such as revised Internal Revenue Service Form W-8 (see below), from each beneficial owner. Under another option, an authorized foreign agent of a United States withholding agent will be permitted to act on behalf of the United States withholding agent, provided certain conditions are met.

     For purposes of the certification requirements, the New Regulations generally treat as the beneficial owners of payments on a New Note those persons that, under United States tax principles, are the taxpayers with respect to such payments, rather than persons such as nominees or agents legally entitled to such payments. In the case of payments to an entity classified as a foreign partnership under United States tax principles, the partners, rather than the partnership, generally will be required to provide the required certifications to qualify for the withholding exemption described above. A payment to a United States partnership, however, is treated for these purposes as payment to a United States payee, even if the partnership has one or more foreign partners. The New Regulations provide certain presumptions with respect to withholding for Holders not furnishing the required certifications to qualify for the withholding exemption described above. In addition, the New Regulations will replace a number of current tax certification forms (including Internal Revenue Service Form W-8, Form 1001 (treaty exemptions) and possibly Form 4224 (discussed below) with a single, revised Internal Revenue Service Form W-8 (which, in certain circumstances, will require information in addition to that previously required). Under the New Regulations, this Internal Revenue Service Form W-8 will remain valid until the last day of the third calendar year following the year in which the certificate is signed. The New Regulations contain detailed rules, which might be changed in light of the recent announcement by the Service that the effective date will be postponed, governing tax certifications during the transition period prior to and immediately following the effectiveness of the New Regulations.

  United States Trade or Business

     If a Non-United States Holder is engaged in a trade or business in the United States, and if interest on the New Note, or gain recognized on the sale, exchange or other disposition of the New Note, is effectively connected with the conduct of such trade or business, the Non-United States Holder, although exempt from withholding of United States income tax, will generally be subject to United States income tax on such interest or gain in the same manner as if it were a United States Holder. See "--Tax Consequences to United States Holders". In lieu of the certificates described above, such a Non-United States Holder will be required to provide the withholding agent a properly executed Internal Revenue Service Form 4224 (Statement Claiming Exemption of Tax on Income Effectively Connected with the Conduct of Business in the United States) (or successor form) in order to claim an exemption from withholding. If such Non-United States Holder is a foreign corporation, it may be subject to a branch profits tax equal to 30% (or such lower rate provided by an applicable treaty) of its effectively connected earnings and profits for the taxable year, subject to certain adjustments. For purposes of the branch profits tax, interest on, and any gain recognized on the sale, exchange or other disposition of, a New Note will be included in the effectively connected earnings and profits of such Non-United States Holder if such interest or gain is effectively connected with the conduct by the Non-United States Holder of a trade or business in the United States.

INFORMATION REPORTING AND BACKUP WITHHOLDING

     Under current United States federal income tax law, a 31% backup withholding tax requirement applies to certain payments of interest on, and the proceeds of a sale, exchange or redemption of, the New Notes. In addition, certain persons making such payments are required to submit information returns (i.e., Internal Revenue Service Forms 1099) to the Service with regard to those payments.

     Backup withholding will generally not apply with respect to payments made to certain "exempt recipients" such as corporations (within the meaning of Section 7701(a) of the Code) or certain tax-exempt entities. In the case of a non-corporate United States Holder, backup withholding generally will apply only if such Holder (i) fails to furnish to the payor in the manner required its Taxpayer Identification Number ("TIN") which, for an individual, would be his Social Security number, (ii) furnishes an incorrect TIN and the payor is so notified by the Service, (iii) is notified by the Service that it has failed to properly report payments of interest and dividends and the payor is so notified by the Service or (iv) under certain circumstances, fails to certify, under penalties of perjury, that it has furnished a correct TIN and has not been notified by the Service that it is subject to backup withholding for failure to report interest or dividend payments.

     In the case of a Non-United States Holder, under current United States federal income tax law, information reporting on Internal Revenue Service Form 1099 (including Internal Revenue Service Form 1099B) and backup withholding will not apply to payments of principal or interest made by the Company or any paying agent thereof on a New Note if such Holder has provided the required certification on Internal Revenue Service Form W-8 (see "--Tax Consequences to Non-United States Holders") under penalties of perjury that it is not a United States Holder or has otherwise established an exemption, provided in each case that the Company or such paying agent, as the case may be, does not have actual knowledge that the payee is a United States Holder. However, interest on a New Note beneficially owned by a Non-United States Holder will be required to be reported annually on Internal Revenue Service Form 1042S. If a Non-United States Holder does not provide the required certification, such Holder may nevertheless avoid backup withholding or information reporting in the circumstances described below, but such Holder might be subject to withholding of United States income tax as described under "--Tax Consequences to Non-United States Holders".

     Under current United States federal income tax laws, if payments of principal or interest on a New Note are made to or through a foreign office of a custodian, nominee, broker or other agent acting on behalf of a beneficial owner of a New Note, such custodian, nominee, broker or other agent will not be required to apply backup withholding to such payments made to such beneficial owner and generally will not be subject to information reporting requirements. However, if such custodian, nominee, broker or other agent is a United States person for United States federal income tax purposes, a controlled foreign corporation for United States federal income tax purposes, or a foreign person 50% or more of whose gross income is effectively connected with the conduct of a United States trade or business for a specified three-year period, such custodian, nominee, broker or other agent may be subject to certain information reporting requirements with respect to such payments unless it has in its records documentary evidence that the beneficial owner is a Non-United States Holder and certain conditions are met or the beneficial owner otherwise establishes an exemption.

     Under current United States federal income tax law, payments on the sale, exchange, redemption, retirement or other disposition of a New Note made to or through a foreign office of a broker generally will not be subject to backup withholding and generally will not be subject to information reporting requirements. Such payments, however, will be subject to information reporting if the broker is a United States person for United States federal income tax purposes, a controlled foreign corporation for United States federal income tax purposes, or a foreign person 50% or more of whose gross income is effectively connected with the conduct of a United States trade or business for a specified three-year period, unless the broker has in its records documentary evidence that the beneficial owner is a Non-United States Holder and certain other conditions are met, or the beneficial owner otherwise establishes an exemption. Such payments made to or through the United States office of a broker will be subject to backup withholding and information reporting unless the Non-United States Holder certifies, under penalties of perjury, that it is a Non-United States Holder or otherwise establishes an exemption.

     In general, the New Regulations do not significantly alter the substantive backup withholding and information reporting requirements described above. As under current law, backup withholding and information reporting will not apply to (i) payments to a Non-United States Holder of principal and interest and (ii) payments to a Non-United States Holder on the sale, exchange, redemption, retirement or other disposition of a New Note, in each case if such Non-United States Holder provides the required certification to establish an exemption from the withholding of United States federal income tax or otherwise establishes an exemption. Similarly, even in the absence of a Non-United States Holder providing such certification or otherwise establishing an exemption, unless the payor has actual knowledge that the payee is a United States Holder, backup withholding will not apply to (i) payments of interest made outside the United States to certain offshore accounts and (ii) payments on the sale, exchange, redemption, retirement or other disposition of a New Note effected outside the United States. However, information reporting (but not backup withholding) will apply to (i) payments of interest made by a payor outside the United States and
(ii) payments on the sale, exchange, redemption, retirement or other disposition of a New Note effected outside the United States if payment is made by a broker that is, for United States federal income tax purposes, (a) a United States person, (b) a controlled foreign corporation, (c) a United States branch of a foreign bank or foreign insurance company, (d) a foreign partnership controlled by United States persons or engaged in a United States trade or business or (e) a foreign person 50% or more of whose gross income is effectively connected with the conduct of a United States trade or business for a specified three year period, in each case unless such payor or broker has in its records documentary evidence that the beneficial owner is not a United States Holder and certain other conditions are met or the beneficial owner otherwise establishes an exemption (in which case, neither information reporting nor backup withholding will apply). As noted above, the Service has announced that the New Regulations will be amended to be effective generally for payments made after December 31, 1999, subject to certain transition rules.

     Backup withholding tax is not an additional tax. Rather, any amounts withheld from a payment to a person under backup withholding rules are allowed as a refund or a credit against such person's United States federal income tax, provided that the required information is furnished to the Service.

     Holders should consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedure for obtaining such an exemption, if available.

     THE FOREGOING DISCUSSION IS FOR GENERAL INFORMATION AND IS NOT TAX ADVICE. ACCORDINGLY, EACH PROSPECTIVE HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE PROSPECTIVE HOLDER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, OR NON-UNITED STATES INCOME TAX LAWS AND ANY RECENT OR PROSPECTIVE CHANGES IN APPLICABLE TAX LAWS.

                              PLAN OF DISTRIBUTION

     Each broker-dealer that receives New Notes for its own account ("Restricted Broker-Dealers") pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Restricted Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that it will make this Prospectus, as amended or supplemented, available to any Restricted Broker-Dealer for use in connection with any such resale and Restricted Broker-Dealers shall be authorized to deliver this Prospectus for a period not exceeding 180 days after the Expiration Date.

     The Company will not receive any proceeds from any sales of the New Notes by Restricted Broker-Dealers. New Notes received by Restricted Broker-Dealers for their own account pursuant to the Exchange Offer may be sold from time to time, in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from such Restricted Broker-Dealer or the purchasers of any such New Notes. Any broker-dealer that resells New Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of New Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Restricted Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Restricted Broker-Dealer that reasonably requests such documents in the Letter of Transmittal. See "The Exchange Offer."

                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the issuance of the Notes offered hereby will be passed upon for the Company by Mayer, Brown & Platt, Chicago, Illinois.

                                    EXPERTS


     The consolidated financial statements of the Company incorporated in this Prospectus by reference to the Company's Form 8-K dated October 5, 1998, the financial statements of Aerospace Metals, Inc incorporated by reference to the Company's Form 8-K dated May 1, 1998, and the combined financial statements of Naporano Iron & Metal Co. and Nimco Shredding Co. incorporated by reference to the Company's Form 8-K dated July 1, 1998, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


     The consolidated balance sheets of Cozzi Iron & Metal, Inc. and subsidiaries as of December 31, 1996 and 1995 and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1996 incorporated in this Prospectus by reference from the Company's Proxy Statement, dated November 20, 1997, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

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

------------------------------------------------------
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    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES OR AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES BY ANY PERSON IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                               ------------------

                               TABLE OF CONTENTS


                                             PAGE
                                             ----
Available Information......................      iv
Incorporation of Certain Documents
  by Reference.............................      iv
Prospectus Summary.........................       1
Risk Factors...............................      14
The Exchange Offer.........................      26
Use of Proceeds............................      36
Capitalization.............................      37
Selected Historical and Pro Forma
  Financial Data...........................      38
Pro Forma Financial Data...................      43
The Company................................      55
Certain Relationships and Related
  Transactions.............................      56
Legal Proceedings..........................      59
Description of the Senior Credit
  Facility.................................      61
Description of the New Notes...............      62
Certain United States Federal Tax
  Consequences.............................      93
Plan of Distribution.......................      99
Legal Matters..............................      99
Experts....................................      99


                               ------------------


UNTIL JANUARY 5, 1999 (90 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS.

------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------

                                  $180,000,000
                             METAL MANAGEMENT, INC.
                            10% SENIOR SUBORDINATED
                                 NOTES DUE 2008
                            -----------------------
                                   PROSPECTUS
                            -----------------------

                                OCTOBER 7, 1998


------------------------------------------------------
------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Pursuant to the provisions of Section 145(a) of the Delaware General Corporation Law, the Company has the power to indemnify anyone made or threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) because such person is or was a director or officer of the Company against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in the defense or settlement of such action, suit, or proceeding, provided that (i) such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the Company's best interest and
(ii) in the case of a criminal proceeding such person had no reasonable cause to believe his conduct was unlawful.

     With respect to an action or suit by or in the right of the Company to procure a judgement in its favor, Section 145(b) of the Delaware General Corporation Law provides that the Company shall have the power to indemnify anyone who was, is, or is threatened to be made a party to a threatened, pending, or completed action or suit brought by or in the right of the Company to procure a judgment in its favor because such person is or was a director or officer of the Company against expenses (including attorneys' fee) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, provided that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the Company's best interests, except that no indemnification shall be made in a case in which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall have determined upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses.

     Indemnification as described above shall only be granted in a specific case upon a determination that indemnification is proper under the circumstances using the applicable standard of conduct which is made by (a) a majority of a quorum of directors who were not parties to such proceeding, (b) independent legal counsel in a written opinion of such quorum cannot be obtained or if a quorum of disinterested directors so directs, or (c) the shareholders of the Company.

     Section 145(g) of the Delaware General Corporation Law permits the purchase and maintenance of insurance to indemnify directors and officers against any liability asserted against or incurred by them in any such capacity, whether or not the Company itself would have the power to indemnify any such director or officer against such liability. The Company has purchased this type of insurance, has paid and intends to continue paying the premiums thereon.

     The Company's Amended Certificate of Incorporation provides for the indemnification of directors and officers of the Company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended or supplemented. The Certificate of Incorporation further provides that the indemnification provided for therein shall not be exclusive of any rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise.

     The Amended Certificate of Incorporation also contains a provision that eliminates the personal liability of the Company's directors to the Company or its shareholders of monetary damages for breach of fiduciary duty as a director. The provision does not limit a director's liability for (i) breaches of duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith, involving intentional misconduct or involving knowing violations of law,
(iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the Delaware General Corporation Law, or (iv) transactions in which the director received an improper personal benefit. Depending on judicial interpretation, the provision may not affect liability for violations of the federal securities laws.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Company understands that the staff of the Securities and Exchange Commission is of the opinion that statutory, charter and contractual provisions as are described above have no effect on claims arising under the federal securities laws. The Company is not aware of any material threatened or ongoing litigation or proceeding that may result in a claim for such indemnification.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (A) EXHIBITS

     The exhibits filed as part of this registration statement are as follows:

EXHIBIT NO.                             EXHIBIT
-----------                             -------
1.1           Purchase Agreement, dated May 8, 1998, among the Company,
              the Guarantors, Goldman, Sachs & Co., BT Alex. Brown
              Incorporated and Salomon Brothers Inc (incorporated by
              reference to Exhibit 10.1 of the Company's report on Form
              8-K dated May 13, 1998).
2.1           Purchase Agreement, dated as of March 10, 1997, between the
              Company and BancBoston Ventures, Inc. (incorporated by
              reference to Exhibit 2.1 of the Company's report on Form 8-K dated May 2, 1997).
2.2           Purchase Agreement, dated as of January 17, 1997, among the
              Company, P. Joseph Iron & Metal, Inc., the sole general
              partner of Reserve Iron & Metal Limited Partnership, and
              Paul D. Joseph, Steven Joseph and Scott Joseph (incorporated by reference to Exhibit 2.2 of the Company's report on Form
              8-K dated May 2, 1997).
2.3           First Amendment to Purchase Agreement, dated as of March 6,
              1997, among the Company, P. Joseph Iron & Metal, Inc., the sole general partner of Reserve Iron & Metal Limited
              Partnership, and Paul D. Joseph, Steven Joseph and Scott
              Joseph (incorporated by reference to Exhibit 2.3 of the
              Company's report on Form 8-K dated May 2, 1997).
2.4           Second Amendment to Purchase Agreement, dated May 1, 1997, among the Company, P. Joseph Iron & Metal, Inc., the sole
              general partner of Reserve Iron & Metal Limited Partnership, and Paul D. Joseph, Steven Joseph and Scott Joseph
              (incorporated by reference to Exhibit 2.4 of the Company's report on Form 8-K dated May 2, 1997).
2.5           Purchase Agreement, dated as of June 23, 1997, among the
              Company, Isaac Corporation, Ferrex Trading Corporation,
              Paulding Recycling, Inc. and Briquetting Corporation of
              America (incorporated by reference to Exhibit 2.1 of the
              Company's report on Form 8-K dated
              June 23, 1997).
2.6           Agreement and Plan of Merger dated as of August 27, 1997, by and among the Company, Proler Acquisition, Inc., Proler
              Southwest Inc. and the Shareholders of Proler Southwest Inc.
              (incorporated by reference to Exhibit 2.1 of the Company's report on Form 8-K dated August 28, 1997).

EXHIBIT NO.                             EXHIBIT
-----------                             -------
2.7           Purchase Agreement for Membership Interests of Proler
              Steelworks L.L.C., dated as of August 27, 1997, by and among the Company, Proler Steelworks L.L.C. and the Members of
              Proler Steelworks L.L.C. (incorporated by reference to
              Exhibit 2.2 of the Company's report on Form 8-K dated August
              28, 1997).
2.8           Agreement and Plan of Merger, dated May 16, 1997 (as
              amended), among Cozzi Iron & Metal, Inc. and its
              shareholders, the Company and CIM Acquisition, Co.
              (incorporated by reference to Exhibit 2.1 of the Company's report on Form 8-K dated December 1, 1997).
2.9           Agreement and Plan of Merger, dated December 11, 1997, by
              and among the Company, HCS Acquisition, Inc., Houston
              Compressed Steel Corp. and the Shareholders of Houston
              Compressed Steel Corp. (incorporated by reference to Exhibit
              4.11 of the Company's registration statement on Form S-3/A dated January 13, 1998).
2.10          Asset Purchase Agreement, dated as of January 20, 1998,
              between the Company, AMI Acquisition Co., Aerospace Metals,
              Inc., Aerospace Parts Security, Inc., Suisman Titanium
              Corporation, and Michael Suisman, the sole shareholder of
              Aerospace Metals, Inc. and Aerospace Parts Security, Inc.
              (incorporated by reference to Exhibit 2.1 of the Company's report on Form 8-K dated January 20, 1998).
2.11          Stock Purchase Agreement, dated as of May 24, 1998, by and among the Company, Joseph F. Naporano and Andrew J.
              Naporano, Jr. (incorporated by reference to Exhibit 2.1 of the Company's report on Form 8-K dated July 1, 1998).
4.1           Specimen of Stock Certificate (incorporated by reference to
              Exhibit 4.1 of the Company's Annual Report on Form 10-K for
              the year ended March 31, 1997).
4.2           1995 Stock Plan and Form of Option Agreement (incorporated by reference to Exhibit 4.2 of the Company's Annual Report on Form 10-K for the year ended March 31, 1997).
4.3           1996 Director Option Plan and Form of Option Agreement
              (incorporated by reference to Exhibit 4.3 of the Company's
              Annual Report on Form 10-K for the year ended March 31,
              1997).
4.4           Registration Rights Agreement, dated as of June 23, 1997, by and between the Company and the George A. Isaac, III Second
              Revocable Trust (incorporated by reference to Exhibit 4.4 of the Company's Annual Report on Form 10-K for the year ended
              March 31, 1998).
4.5           Registration Rights Agreement, dated as of November 20,
              1997, by and among the Company, Proprietary Convertible
              Investment Group, Inc., and Capital Ventures International
              (incorporated by reference to Exhibit 10.5 of the Company's report on Form 8-K dated December 1, 1997).
4.6           Shelf Registration Rights Agreement, dated December 19,
              1997, between the Company and Samstock, L.L.C. (incorporated by reference to Exhibit 4.2 of the Company's report on Form
              8-K dated December 18, 1997).
4.7           Amended and Restated Registration Rights Agreement, dated
              December 19, 1997, among the Company, T. Benjamin Jennings,
              Gerard M. Jacobs, Albert A. Cozzi, Frank J. Cozzi,
              Gregory P. Cozzi and Samstock, L.L.C. (incorporated by
              reference to Exhibit 4.3 of the Company's report on Form 8-K dated December 18, 1997).
4.8           Registration Rights Agreement, dated December 18, 1997,
              between the Registrant and Ronald I. Romano, Lolita A.
              Romano, Ronald T. Romano and Ryan E. Romano (incorporated by reference to Exhibit 4.4 of the Company's report on Form 8-K dated January 2, 1998).
4.9           Registration Rights Agreement, dated January 20, 1998, by
              and between the Company and Aerospace Metals, Inc.
              (incorporated by reference to Exhibit 10.3 of the Company's report on Form 8-K dated January 20, 1998).
4.10          Registration Rights Agreement, dated January 30, 1998, by
              and between the Company and Newell Phoenix, L.L.C.
              (incorporated by reference to Exhibit 4.5 of the Company's registration statement on Form S-3 dated February 10, 1998).

EXHIBIT NO.                             EXHIBIT
-----------                             -------
4.11          Indenture, dated as of May 13, 1998, among the Company, the
              Guarantors (as defined therein) and LaSalle National Bank, as Trustee (incorporated by reference to Exhibit 10.2 of the
              Company's report on Form 8-K dated May 13, 1998).
4.12          First Supplemental Indenture, dated as of May 31, 1998,
              executed by R&P Holdings, Inc., Charles Bluestone Company
              and R&P Real Estate, Inc., amending Indenture, dated as of
              May 13, 1998, among the Company, the Guarantors and LaSalle
              National Bank, as Trustee (incorporated by reference to
              Exhibit 4.12 of the Company's Annual Report on Form 10-K for
              the year ended March 31, 1998).
4.13          Second Supplemental Indenture, dated as of June 19, 1998,
              executed by Metal Management Gulf Coast, Inc., amending
              Indenture, dated as of May 13, 1998, among the Company, the
              Guarantors and LaSalle National Bank, as Trustee
              (incorporated by reference to Exhibit 4.13 of the Company's
              Annual Report on Form 10-K for the year ended March 31,
              1998).
4.14    *     Third Supplemental Indenture, dated as of June 24, 1998,
              executed by Newell Recycling West, Inc., amending Indenture, dated as of May 13, 1998, among the Company, the Guarantors and LaSalle National Bank, as Trustee.
4.15    *     Fourth Supplemental Indenture, dated as of July 1, 1998,
              executed by Naporano Iron & Metal Co. and NIMCO Shredding
              Co., amending Indenture, dated as of May 13, 1998, among the
              Company, the Guarantors and LaSalle National Bank, as
              Trustee.
4.16    *     Fifth Supplemental Indenture, dated as of July 1, 1998,
              executed by Michael Schiavone & Sons, Inc. and Torrington
              Scrap Company, amending Indenture, dated as of May 13, 1998, among the Company, the Guarantors and LaSalle National Bank, as Trustee.
4.17    **    Sixth Supplemental Indenture, dated as of July 7, 1998,
              executed by Kimerling Acquisition Corp., amending Indenture, dated as of May 13, 1998, among the Company, the Guarantors and LaSalle National Bank, as Trustee.
4.18    **    Seventh Supplemental Indenture, dated as of July 9, 1998,
              executed by Nicroloy Acquisition Corp., amending Indenture, dated as of May 13, 1998, among the Company, the Guarantors and LaSalle National Bank, as Trustee.
4.19          Exchange and Registration Rights Agreement, dated as of May
              13, 1998, by and among the Company, the Guarantors, Goldman,
              Sachs & Co., BT Alex. Brown Incorporated and Salomon
              Brothers Inc (incorporated by reference to Exhibit 10.3 of the Company's report on Form 8-K dated May 13, 1998).
4.20          Registration Rights Agreement, dated as of July 1, 1998, by and among the Company, McDonald & Company Securities, Joseph
              F. Naporano and Andrew J. Naporano, Jr. (incorporated by
              reference to Exhibit 10.1 of the Company's report on Form
              8-K dated July 1, 1998).
4.21          Declaration of Registration Rights, dated March 17, 1998, by the Company for the benefit of Ian Albert, Betty Albert,
              Eric Albert, Brian Albert, Lisa Albert and Alan Shumway
              (incorporated by reference to Exhibit 4.15 of the Company's registration statement on Form S-3 dated July 7, 1998).
4.22          Registration Rights Agreement, dated April 29, 1998, by and between the Company and 138 Scrap, Inc. and Katrick, Inc.
              (incorporated by reference to Exhibit 4.16 of the Company's registration statement on Form S-3 dated July 7, 1998).
4.23          Registration Rights Agreement, dated as of June 24, 1998, by and between the Company and G. Robert Triesch, III
              (incorporated by reference to Exhibit 4.17 of the Company's registration statement on Form S-3 dated July 7, 1998).
5.1     **    Form of Opinion of Mayer, Brown & Platt.
12.1    **    Statement re Computation of Ratio of Earnings to Fixed
              Charges.
23.1    **    Consent of PricewaterhouseCoopers LLP.

EXHIBIT NO.                             EXHIBIT
-----------                             -------
23.2    **    Consent of Deloitte & Touche LLP.
23.3          Consent of Mayer, Brown & Platt (included in the opinion
              filed as Exhibit 5.1).
24.1          Powers of Attorney (included as part of the signature page hereof).
25.1    *     Form T-1 Statement of Eligibility under the Trust Indenture
              Act of 1939 of LaSalle National Bank.
27.1    *     Financial Data Schedule.
99.1    *     Form of Letter of Transmittal for the 10 1/4 Senior
              Subordinated Notes due 2007.
99.2    *     Guidelines for Certification of Taxpayer Identification
              Numbers on Substitute Form W-9.
99.3    *     Form of Notice of Guaranteed Delivery.


------------------------


*   Included with the Registration Statement filed on July 10, 1998.



**  Included with this Amendment No. 1 to the Registration Statement.


     (B) FINANCIAL STATEMENTS SCHEDULES

     Schedules not listed above have been omitted because they are inapplicable or the information required to be set forth therein is provided in the Consolidated Financial Statements or the notes thereto.

ITEM 22.  UNDERTAKINGS

     Each of the undersigned registrants hereby undertakes:


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     (a)  Each of the undersigned registrants hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i)   To include any prospectus required by Section 10(a)(3) of the
                 Securities Act of 1933;


             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b)  Each of the undersigned registrants hereby undertakes:

        (1) To respond to requests for information that is incorporated by reference into the Prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

        (2) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.


                                          METAL MANAGEMENT, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                            Director and Chief Executive Officer



                                               /s/ T. BENJAMIN JENNINGS


                                          By:


                                          --------------------------------------


                                                    T. Benjamin Jennings


                                            Director, Chairman of the Board and


                                                 Chief Development Officer



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ GERARD M. JACOBS                 Director and Chief Executive Officer
---------------------------------------------    (Principal Executive Officer)
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director, Chairman of the Board and
---------------------------------------------    Chief Development Officer
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director, President and Chief Operating Officer
---------------------------------------------
               Albert A. Cozzi

           /s/ GEORGE A. ISAAC III               Director and Executive Vice President
---------------------------------------------
             George A. Isaac III

           /s/ JOSEPH F. NAPORANO                Director and Vice Chairman of the Board
---------------------------------------------
             Joseph F. Naporano

             /s/ FRANK J. COZZI                  Director and Vice President
---------------------------------------------
               Frank J. Cozzi

            /s/ GREGORY P. COZZI*                Director
---------------------------------------------
              Gregory P. Cozzi

            /s/ ROD F. DAMMEYER*                 Director
---------------------------------------------
               Rod F. Dammeyer

            /s/ KENNETH A. MERLAU                Director
---------------------------------------------
              Kenneth A. Merlau

            /s/ WILLIAM T. PROLER                Director
---------------------------------------------
              William T. Proler

             /s/ ROBERT C. LARRY                 Vice President, Finance, Treasurer and Chief
---------------------------------------------    Financial
               Robert C. Larry                   Officer (Principal Financial and Accounting Officer)

               /s/ GERARD M. JACOBS
*By: ---------------------------------------
              Gerard M. Jacobs
              Attorney-in-fact

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          AEROSPACE METALS, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
             /s/ MICHAEL SUISMAN                 Director and Chairman
---------------------------------------------    (Principal Executive Officer)
               Michael Suisman

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ RICHARD DZUBIN                  Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
               Richard Dzubin

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          AMERICAN SCARP PROCESSING, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                    SIGNATURE                                               TITLE
                    ---------                                               -----
                /s/ FRANK J. COZZI                       Director and President
--------------------------------------------------       (Principal Executive Officer)
                  Frank J. Cozzi

               /s/ GERARD M. JACOBS                      Director and Vice President
--------------------------------------------------
                 Gerard M. Jacobs

             /s/ T. BENJAMIN JENNINGS                    Director
--------------------------------------------------
               T. Benjamin Jennings

               /s/ ALBERT A. COZZI                       Director
--------------------------------------------------
                 Albert A. Cozzi

               /s/ MICHAEL MITCHELL                      Chief Financial Officer (Principal Financial
--------------------------------------------------       and Accounting Officer)
                 Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          BRIQUETTING CORPORATION OF AMERICA



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
           /s/ GEORGE A. ISAAC III               Director, President and Chief Executive Officer
---------------------------------------------    (Principal Executive Officer)
             George A. Isaac III

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ JUDY WILLIAMSON                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
               Judy Williamson

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          CALIFORNIA METALS RECYCLING, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

           /s/ GEORGE A. ISAAC III               Director
---------------------------------------------
             George A. Isaac III

           /s/ KENNETH P. MUELLER                Director
---------------------------------------------
             Kenneth P. Mueller

               /s/ ELLIS WHITE                   President (Principal Executive Officer)
---------------------------------------------
                 Ellis White

            /s/ DAVID HERMOSILLO                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              David Hermosillo

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          CHARLES BLUESTONE COMPANY



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
             /s/ PAUL I. HAVESON                 Director and President
---------------------------------------------    (Principal Executive Officer)
               Paul I. Haveson

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

              /s/ TINA ZOTTOLA                   Chief Financial Officer
---------------------------------------------    (Principal Financial and Accounting Officer)
                Tina Zottola

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          CIM TRUCKING, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
             /s/ FRANK J. COZZI                  Director and President (Principal Executive Officer)
---------------------------------------------
               Frank J. Cozzi

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

            /s/ MICHAEL MITCHELL                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          COMETCO CORP.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
             /s/ FRANK J. COZZI                  Director and President (Principal Executive Officer)
---------------------------------------------
               Frank J. Cozzi

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

            /s/ MICHAEL MITCHELL                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          COZZI BUILDING CORPORATION



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
             /s/ FRANK J. COZZI                  Director and President (Principal Executive Officer)
---------------------------------------------
               Frank J. Cozzi

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

            /s/ MICHAEL MITCHELL                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          COZZI IRON & METAL, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----

             /s/ FRANK J. COZZI                  Director and President (Principal Executive Officer)
---------------------------------------------
               Frank J. Cozzi

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

            /s/ MICHAEL MITCHELL                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.


                                          C SHREDDING CORP.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
             /s/ FRANK J. COZZI                  Director and President (Principal Executive Officer)
---------------------------------------------
               Frank J. Cozzi

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

            /s/ MICHAEL MITCHELL                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          EMCO TRADING, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
           /s/ KENNETH P. MUELLER                Director and President (Principal Executive Officer)
---------------------------------------------
             Kenneth P. Mueller

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

           /s/ GEORGE A. ISAAC III               Director
---------------------------------------------
             George A. Isaac III

            /s/ DAVID HERMOSILLO                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              David Hermosillo

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          FERREX TRADING CORPORATION



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
           /s/ GEORGE A. ISAAC III               Director, President and Chief Executive Officer
---------------------------------------------    (Principal Executive Officer)
             George A. Isaac III

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ JUDY WILLIAMSON                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
               Judy Williamson

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          FIRMA, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

               /s/ ELLIS WHITE                   President (Principal Executive Officer)
---------------------------------------------
                 Ellis White

            /s/ DAVID HERMOSILLO                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              David Hermosillo

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          FIRMA PLASTIC CO., INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

               /s/ ELLIS WHITE                   President (Principal Executive Officer)
---------------------------------------------
                 Ellis White

            /s/ DAVID HERMOSILLO                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              David Hermosillo

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          HOUSTON COMPRESSED STEEL CORP.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ WILLIAM T. PROLER                Director and President (Principal Executive Officer)
---------------------------------------------
              William T. Proler

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

              /s/ DAVID SONNIER                  Treasurer and Secretary (Principal Financial and
---------------------------------------------    Accounting Officer)
                David Sonnier

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          HOUTEX METALS COMPANY, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

            /s/ WILLIAM T. PROLER                Executive Vice President (Principal Executive
---------------------------------------------    Officer)
              William T. Proler

              /s/ DAVID SONNIER                  Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
                David Sonnier

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.


                                          THE ISAAC CORPORATION



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
           /s/ GEORGE A. ISAAC III               Director, President and Chief Executive Officer
---------------------------------------------    (Principal Executive Officer)
             George A. Isaac III

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ JUDY WILLIAMSON                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
               Judy Williamson

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          KANKAKEE SCRAP CORPORATION



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

             /s/ FRANK J. COZZI                  Director
---------------------------------------------
               Frank J. Cozzi

              /s/ RONALD ROMANO                  President (Principal Executive Officer)
---------------------------------------------
                Ronald Romano

            /s/ MICHAEL MITCHELL                 Treasurer (Principal Financial and Accounting
---------------------------------------------    Officer)
              Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          KIMERLING ACQUISITION CORP.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ WILLIAM T. PROLER                Director and President (Principal Executive Officer)
---------------------------------------------
              William T. Proler

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

              /s/ DAVID SONNIER                  Treasurer (Principal Financial and Accounting
---------------------------------------------    Officer)
                David Sonnier

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          MAC LEOD METALS CO.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

               /s/ ELLIS WHITE                   President (Principal Executive Officer)
---------------------------------------------
                 Ellis White

            /s/ DAVID HERMOSILLO                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              David Hermosillo

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          METAL MANAGEMENT ARIZONA, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----

           /s/ KENNETH P. MUELLER                Director and President (Principal Executive Officer)
---------------------------------------------
             Kenneth P. Mueller

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

           /s/ GEORGE A. ISAAC III               Director
---------------------------------------------
             George A. Isaac III

            /s/ DAVID HERMOSILLO                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              David Hermosillo

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          METAL MANAGEMENT GULF COAST, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ WILLIAM T. PROLER                Director and President (Principal Executive Officer)
---------------------------------------------
              William T. Proler

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

              /s/ DAVID SONNIER                  Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
                David Sonnier

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          METAL MANAGEMENT REALTY, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
           /s/ KENNETH P. MUELLER                Director and President (Principal Executive Officer)
---------------------------------------------
             Kenneth P. Mueller

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

           /s/ GEORGE A. ISAAC III               Director
---------------------------------------------
             George A. Isaac III

            /s/ DAVID HERMOSILLO                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              David Hermosillo

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on October 1, 1998.



                                          MICHAEL SCHIAVONE & SONS, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on October 1, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
             /s/ ALBERT A. COZZI                 Director, President and Chief Executive Officer
---------------------------------------------    (Principal Executive Officer)
               Albert A. Cozzi

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

               /s/ JAMES KEACH                   Vice President - Finance and Treasurer (Principal
---------------------------------------------    Financial and Accounting Officer)
                 James Keach

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          NAPORANO IRON & METAL CO.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
           /s/ JOSEPH F. NAPORANO                Director and President (Principal Executive Officer)
---------------------------------------------
             Joseph F. Naporano

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

             /s/ ANDREW NAPORANO                 Director
---------------------------------------------
               Andrew Naporano

              /s/ JOHN NAPORANO                  Vice President (Principal Financial and Accounting
---------------------------------------------    Officer)
                John Naporano

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          NEWELL RECYCLING WEST, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
          /s/ G. ROBERT TRIESCH III              Director and President (Principal Executive Officer)
---------------------------------------------
            G. Robert Triesch III

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

            /s/ MICHAEL MITCHELL                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on October 2, 1998.



                                          NICROLOY ACQUISITION CORP.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on October 2, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

              /s/ THOMAS NETZER                  President (Principal Executive Officer)
---------------------------------------------
                Thomas Netzer

             /s/ ROBERT CORTESE                  Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
               Robert Cortese

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          NIMCO SHREDDING CO.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
           /s/ JOSEPH F. NAPORANO                Director and President (Principal Executive Officer)
---------------------------------------------
             Joseph F. Naporano

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

             /s/ ANDREW NAPORANO                 Director
---------------------------------------------
               Andrew Naporano

              /s/ JOHN NAPORANO                  Vice President (Principal Financial and Accounting
---------------------------------------------    Officer)
                John Naporano

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          138 SCRAP, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----

             /s/ FRANK J. COZZI                  Director and President (Principal Executive Officer)
---------------------------------------------
               Frank J. Cozzi

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

            /s/ MICHAEL MITCHELL                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          PAULDING RECYCLING, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
           /s/ GEORGE A. ISAAC III               Director, President and Chief Executive Officer
---------------------------------------------    (Principal Executive Officer)
             George A. Isaac III

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ JUDY WILLIAMSON                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
               Judy Williamson

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          P. JOSEPH IRON & METAL, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----

             /s/ PAUL D. JOSEPH                  Director and Chief Executive Officer (Principal
---------------------------------------------    Executive Officer)
               Paul D. Joseph

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

             /s/ STEFANIE VAUGHT                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
               Stefanie Vaught

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          PROLER SOUTHWEST INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ WILLIAM T. PROLER                Director and President (Principal Executive Officer)
---------------------------------------------
              William T. Proler

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

            /s/ RONALD J. PROLER                 Director
---------------------------------------------
              Ronald J. Proler

              /s/ DAVID SONNIER                  Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
                David Sonnier

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          PROLER STEELWORKS L.L.C.



                                                 /s/ WILLIAM T. PROLER


                                          By:


                                          --------------------------------------


                                                     William T. Proler


                                                          Manager



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ WILLIAM T. PROLER                Manager (Principal Executive Officer)
---------------------------------------------
              William T. Proler

            /s/ RONALD J. PROLER                 Manager
---------------------------------------------
              Ronald J. Proler

              /s/ DAVID SONNIER                  Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
                David Sonnier

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          R&P HOLDINGS, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                   Director and President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ GERARD M. JACOBS                 Director and President (Principal Executive Officer)
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

             /s/ ROBERT C. LARRY                 Vice President and Treasurer (Principal Financial
---------------------------------------------    and Accounting Officer)
               Robert C. Larry

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.


                                          R&P REAL ESTATE, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
             /s/ PAUL I. HAVESON                 Director and President (Principal Executive Officer)
---------------------------------------------
               Paul I. Haveson

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

              /s/ TINA ZOTTOLA                   Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
                Tina Zottola

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          RESERVE IRON & METAL LIMITED
                                          PARTNERSHIP



                                          By:  P. JOSEPH IRON & METAL, INC.,


                                             its general partner



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----

             /s/ PAUL D. JOSEPH                  Director and President of P. Joseph Iron & Metal,
---------------------------------------------    Inc. (Principal Executive Officer)
               Paul D. Joseph

            /s/ GERARD M. JACOBS                 Director and Vice President of P. Joseph Iron &
---------------------------------------------    Metal, Inc.
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director of P. Joseph Iron & Metal, Inc.
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director of P. Joseph Iron & Metal, Inc.
---------------------------------------------
               Albert A. Cozzi

             /s/ STEFANIE VAUGHT                 Chief Financial Officer of P. Joseph Iron & Metal,
---------------------------------------------    Inc. (Principal Financial and Accounting Officer)
               Stefanie Vaught

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.


                                          SALT RIVER RECYCLING, L.L.C.





                                          By:   COZZI IRON & METAL, INC.,


                                                its manager



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
             /s/ FRANK J. COZZI                  Director and President of Cozzi Iron & Metal, Inc.
---------------------------------------------    (Principal Executive Officer)
               Frank J. Cozzi

            /s/ GERARD M. JACOBS                 Director and Vice President of Cozzi Iron & Metal,
---------------------------------------------    Inc.
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director of Cozzi Iron & Metal, Inc.
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director of Cozzi Iron & Metal, Inc.
---------------------------------------------
               Albert A. Cozzi

            /s/ MICHAEL MITCHELL                 Chief Financial Officer of Cozzi Iron & Metal, Inc.
---------------------------------------------    (Principal Financial and Accounting Officer)
              Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          SCRAP PROCESSING, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
             /s/ FRANK J. COZZI                  Director and President (Principal Executive Officer)
---------------------------------------------
               Frank J. Cozzi

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

            /s/ MICHAEL MITCHELL                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              Michael Mitchell

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          SUPERIOR FORGE, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
               /s/ IAN ALBERT                    Director and President (Principal Executive Officer)
---------------------------------------------
                 Ian Albert

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

              /s/ ALAN SHUMWAY                   Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
                Alan Shumway

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          TORRINGTON SCRAP COMPANY



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

             /s/ ROBERT BLENNER                  President (Principal Executive Officer)
---------------------------------------------
               Robert Blenner

               /s/ JAMES KEACH                   Vice President and Treasurer (Principal Financial
---------------------------------------------    and Accounting Officer)
                 James Keach

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          TROJAN TRADING CO.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

               /s/ ELLIS WHITE                   President and Chief Executive Officer
---------------------------------------------    (Principal Executive Officer)
                 Ellis White

            /s/ DAVID HERMOSILLO                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              David Hermosillo

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 30, 1998.



                                          USA SOUTHWESTERN CARRIER, INC.



                                                 /s/ GERARD M. JACOBS


                                          By:


                                          --------------------------------------


                                                      Gerard M. Jacobs


                                                Director and Vice President



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerard M. Jacobs and T. Benjamin Jennings, and either of them acting individually, as his attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, each and all amendments to this Registration Statement (including post-effective amendments), to sign any additional registration statements for the same offering and amendments to the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby satisfying and confirming that the attorney-in-fact and agent, or his substitutes, may lawfully do or cease to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 30, 1998.



                  SIGNATURE                                             TITLE
                  ---------                                             -----
           /s/ KENNETH P. MUELLER                Director and President (Principal Executive Officer)
---------------------------------------------
             Kenneth P. Mueller

            /s/ GERARD M. JACOBS                 Director and Vice President
---------------------------------------------
              Gerard M. Jacobs

          /s/ T. BENJAMIN JENNINGS               Director
---------------------------------------------
            T. Benjamin Jennings

             /s/ ALBERT A. COZZI                 Director
---------------------------------------------
               Albert A. Cozzi

           /s/ GEORGE A. ISAAC III               Director
---------------------------------------------
             George A. Isaac III

            /s/ DAVID HERMOSILLO                 Chief Financial Officer (Principal Financial and
---------------------------------------------    Accounting Officer)
              David Hermosillo